                                                        Free Writing Prospectus
                                                     Filed Pursuant to Rule 433
                                          Registration Statement No. 333-129918


CSMC 2006-C4      COLLATERAL AND STRUCTURAL TERM SHEET        SEPTEMBER 8, 2006

                                 CMBS NEW ISSUE

                                  CSMC 2006-C4

                       COLLATERAL & STRUCTURAL TERM SHEET

                                 $3,760,320,000

                                  (APPROXIMATE)

              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                 SERIES 2006-C4

[COLUMN FINANCIAL A CREDIT SUISSE COMPANY LOGO]


[LASALLE BANK LOGO]
[KEY BANK LOGO]
[NCB LOGO]
[BARCLAYS CAPITAL LOGO]

CREDIT SUISSE

       LASALLE FINANCIAL SERVICES, INC.

                               KEYBANC CAPITAL MARKETS

                                                 BARCLAYS CAPITAL

RBS GREENWICH CAPITAL                                     WACHOVIA SECURITIES

You have requested that Credit Suisse Securities (USA) LLC, LaSalle Financial Services, Inc., Keybanc Capital Markets, Barclays Capital Inc., RBS Greenwich Capital and Wachovia Securities (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

CSMC 2006-C4       COLLATERAL AND STRUCTURAL TERM SHEET       SEPTEMBER 8, 2006


I.  TRANSACTION OFFERING (1)


                            INITIAL    APPROXIMATE                           ASSUMED
                           PRINCIPAL   % OF TOTAL                            WEIGHTED
                            BALANCE      INITIAL   APPROXIMATE    INITIAL     AVERAGE                    EXPECTED
          EXPECTED        OR NOTIONAL   PRINCIPAL    CREDIT     PASS-THROUGH   LIFE      EXPECTED       PRINCIPAL
  CLASS   RATINGS (2)        AMOUNT      BALANCE    SUPPORT       RATE (3)   (YEARS)(4)  MATURITY(4)     WINDOW (4)
-------   -----------     -----------  ----------- -----------  ------------ ----------  -----------    -----------
 OFFERED CERTIFICATES:
   A-1   Aaa/AAA/AAA   $   68,884,000      1.61%     30.00%         %           2.8       06/11         10/06 - 06/11
   A-2   Aaa/AAA/AAA   $   92,000,000      2.15%     30.00%         %           4.7       07/11         06/11 - 07/11
  A-AB   Aaa/AAA/AAA   $  156,000,000      3.65%     30.00%         %           7.0       11/15         07/11 - 11/15
   A-3   Aaa/AAA/AAA   $1,962,000,000     45.92%     30.00%         %           9.7       08/16         11/15 - 08/16
  A-1-A  Aaa/AAA/AAA   $  712,280,000     16.67%     30.00%         %           9.0       09/16         10/06 - 09/16
   A-M   Aaa/AAA/AAA   $  427,309,000     10.00%     20.00%         %          10.0       09/16         09/16 - 09/16
   A-J   Aaa/AAA/AAA   $  341,847,000      8.00%     12.00%         %          10.0       09/16         09/16 - 09/16
 NON-OFFERED CERTIFICATES (6):
   B     Aa1/AA+/AA+   $   26,707,000      0.63%     11.38%         %          10.0       09/16         09/16 - 09/16
   C      Aa2/AA/AA    $   64,097,000      1.50%      9.88%         %          10.0       09/16         09/16 - 09/16
   D     Aa3/AA-/AA-   $   37,389,000      0.87%      9.00%         %          10.0       09/16         09/16 - 09/16
   E       A1/A+/A+    $   21,366,000      0.50%      8.50%         %          10.0       09/16         09/16 - 09/16
   F        A2/A/A     $   48,072,000      1.12%      7.38%         %          10.0       09/16         09/16 - 09/16
   G       A3/A-/A-    $   42,731,000      1.00%      6.38%         %          10.0       09/16         09/16 - 09/16
   H   Baa1/BBB+/BBB+  $   48,072,000      1.12%      5.25%         %          10.0       09/16         09/16 - 09/16
   J     Baa2/BBB/BBB  $   48,072,000      1.12%      4.13%         %          10.0       09/16         09/16 - 09/16
   K    Baa3/BBB-/BBB- $   53,414,000      1.25%      2.88%         %          10.0       10/16         09/16 - 10/16
   L     Ba1/BB+/BB+   $   10,683,000      0.25%      2.63%         %          10.0       10/16         10/16 - 10/16
   M      Ba2/BB/BB    $   16,024,000      0.37%      2.25%         %          10.0       10/16         10/16 - 10/16
   N     Ba3/BB-/BB-   $   16,024,000      0.37%      1.88%         %          10.1       04/17         10/16 - 04/17
   O       B1/B+/B+    $    5,341,000      0.12%      1.75%         %          11.5       06/18         04/17 - 06/18
   P        B2/B/B     $   10,683,000      0.25%      1.50%         %          11.7       06/18         06/18 - 06/18
   Q       B3/B-/B-    $   10,683,000      0.25%      1.25%         %          11.7       06/18         06/18 - 06/18
   S       NR/NR/NR    $   53,413,953      1.25%      0.00%         %          12.7       07/26         06/18 - 07/26
  A-X    Aaa/AAA/AAA   $4,273,091,953(7)    N/A       N/A           %           9.4       07/26          N/A
  A-SP   Aaa/AAA/AAA                 (7)    N/A       N/A           %                       N/A          N/A
 A-Y(8)  Aaa/AAA/AAA   $  119,355,536(7)    N/A       N/A           %           9.8       06/26          N/A


         LEGAL
  CLASS  STATUS      ERISA (5)
-------  ------      ---------
OFFERED CERTIFICATES:
  A-1    Public         Yes
  A-2    Public         Yes
 A-AB    Public         Yes
  A-3    Public         Yes
 A-1-A   Public         Yes
  A-M    Public         Yes
  A-J    Public         Yes
NON-OFFERED CERTIFICATES (6):
  B     Private-144A    Yes
  C     Private-144A    Yes
  D     Private-144A    Yes
  E     Private-144A    Yes
  F     Private-144A    Yes
  G     Private-144A    Yes
  H     Private-144A    Yes
  J     Private-144A    Yes
  K     Private-144A    Yes
  L     Private-144A    No
  M     Private-144A    No
  N     Private-144A    No
  O     Private-144A    No
  P     Private-144A    No
  Q     Private-144A    No
  S     Private-144A    No
 A-X    Private-144A    Yes
 A-SP   Private-144A    Yes
A-Y(8)  Private-144A    Yes

(1) The commercial mortgage backed securities referred to in these materials, and the mortgage pool backing them, are subject to modification or revision (including the possibility that one or more classes of securities may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a "when, as and if issued" basis. You understand that, when you are considering the purchase of these securities, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of securities to be made to you; any "indications of interest" expressed by you, and any "soft circles" generated by us, will not create binding contractual obligations for you or us. You may withdraw your offer to purchase securities at any time prior to our acceptance of your offer.
(2) These classes are expected to be rated by Moody's Investors Service, Standard & Poor's Ratings Services and Fitch, Inc. "NR" means not rated.
(3) Classes _, _ and _ will be fixed rate. Classes_, _ and _ will have a pass through rate that is fixed subject to the net WAC of the mortgage pool. Classes _ and _ will have a pass through rate that is equal to the net WAC of the mortgage pool.

(4) Assumes 0% CPR, no defaults, no extensions and ARD Loans (as described in the free writing prospectus) pay in full on their respective anticipated repayment dates. Otherwise based on "Modeling Assumptions" set forth in the free writing prospectus. Assumed weighted average life expressed in years.

(5) Expected to be eligible for Credit Suisse Securities (USA) LLC individual prohibited transaction exemption under ERISA.

(6)  Not offered by the free writing prospectus or this term sheet.

(7) Notional Amount.

(8) Represents aggregation of interest strips off all of the residential cooperative mortgage loans being sold by NCB, FSB. Those interest strips are taken into account in calculating the net WAC of the mortgage pool.

You have requested that Credit Suisse Securities (USA) LLC, LaSalle Financial Services, Inc., Keybanc Capital Markets, Barclays Capital Inc., RBS Greenwich Capital and Wachovia Securities (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

CSMC 2006-C4       COLLATERAL AND STRUCTURAL TERM SHEET       SEPTEMBER 8, 2006


II.   MORTGAGE LOAN SELLER PROFILE

     Column Financial, Inc. ("Column") will be selling 166 1/2 mortgage loans, representing 67.1% of the initial mortgage pool balance, to Credit Suisse First Boston Mortgage Securities Corp. for transfer to the issuing entity. Column was established in August 1993 and is an indirect wholly owned subsidiary of Credit Suisse (USA), Inc. Column has originated more than 8,666 commercial and multifamily mortgage loans, totaling approximately $96.9 billion, since its inception. Column sources, underwrites and closes various mortgage loan products through 18 production offices located throughout the U.S. and Canada.

     LaSalle Bank National Association ("LaSalle") will be selling 87 mortgage loans, representing 15.1% of the initial mortgage pool balance, to Credit Suisse First Boston Mortgage Securities Corp. for transfer to the issuing entity. LaSalle is a national banking association whose principal offices are in Chicago, Illinois. LaSalle offers a variety of banking services to customers including commercial and retail banking, trust services and asset management. LaSalle's business is subject to examination and regulation by federal banking authorities and its primary federal bank regulatory authority is the office of the Comptroller of the Currency. LaSalle is a subsidiary of LaSalle Bank Corporation, which is a subsidiary of ABN AMRO North America Holding Company, which is a subsidiary of ABN AMRO Bank N.V., a bank organized under the laws of The Netherlands. As of March 31, 2006, LaSalle had total assets of approximately $75.2 billion. The principal offices of LaSalle are located at 135 South LaSalle Street, Chicago, Illinois 60603.

     KeyBank National Association ("KeyBank") will be selling 43 mortgage loans, representing 11.5% of the initial mortgage pool balance, to Credit Suisse First Boston Mortgage Securities Corp. for transfer to the issuing entity. KeyBank, a wholly owned subsidiary of KeyCorp, is a national banking association. KeyBank, headquartered in Cleveland, Ohio, provides financial services, including commercial and multifamily real estate financing, throughout the United States. As of June 30, 2006, KeyBank had total assets of approximately $90.53 billion, total liabilities including minority interests in consolidated subsidiaries of approximately $83.60 billion and approximately $6.93 billion in stockholders' equity. As of June 30, 2006, KeyBank Real Estate Capital, a division of KeyBank, had total assets of approximately $14.2 billion, comprised of construction and interim loans, CMBS investments, and conduit and other fixed rate permanent loans. The Commercial Mortgage Group originated approximately $2.7 billion in commercial mortgage loans in 2005 and has a current servicing portfolio of $80.7 billion.

     NCB, FSB, will be selling 63 mortgage loans, representing 4.2% of the initial net mortgage pool balance, to Credit Suisse First Boston Mortgage Securities Corp. for transfer to the issuing entity. NCB, FSB is a federal savings bank chartered by the Office of Thrift Supervision of the U.S. Department of the Treasury. NCB, FSB is headquartered in Hillsboro, Ohio and maintains offices in Washington, D.C. and New York City. NCB, FSB is a wholly owned subsidiary of National Consumer Cooperative Bank. NCB, FSB, together with its parent, have securitized over $4.6 billion of commercial and multifamily loans in 36 public securitization transactions, including agency mortgage backed security transactions.

     Barclays Capital Real Estate Inc. ("BCRE") will be selling its 50% interest in The Ritz-Carlton South Beach Loan, which represents approximately 2.1% of the initial securitized mortgage pool balance, to Credit Suisse First Boston Mortgage Securities Corp. for transfer to the issuing entity. BCRE and Column Financial, Inc. co-originated the loan and each hold a 50% interest therein. Barclays Capital Real Estate Inc., a Delaware corporation formed in 2004, is an indirect, wholly-owned subsidiary of Barclays Bank PLC. BCRE's primary business is the underwriting, origination, purchase and sale of mortgage and mezzanine loans secured by commercial or multifamily properties. The executive offices of BCRE are located at 200 Park Avenue, New York, New York 10166. BCRE's telephone number is (212) 412-4000.

You have requested that Credit Suisse Securities (USA) LLC, LaSalle Financial Services, Inc., Keybanc Capital Markets, Barclays Capital Inc., RBS Greenwich Capital and Wachovia Securities (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

CSMC 2006-C4       COLLATERAL AND STRUCTURAL TERM SHEET       SEPTEMBER 8, 2006

III.  COLLATERAL OVERVIEW (1)

     -    MORTGAGE LOAN POOL
          Initial Mortgage Pool Balance:              $4,273,091,953
          Average Cut-off Date Principal Balance:     $11,869,700
          Loans / Properties:                         360/390
          Largest Loan:                               18.9%
          Five Largest Loans / Group of Loans:        37.0%
          Ten Largest Loans / Group of Loans:         46.1%

     -    PROPERTY TYPE CONCENTRATIONS
          Office:                                     44.3%
          Multifamily (2):                            19.8%
          Retail                                      17.9% (Anchored 11.7%, Unanchored 6.2%)
          Hotel:                                      12.7%
          Industrial:                                 2.5%
          Self Storage:                               1.6%
          Mixed Use:                                  1.1%

     -    GEOGRAPHIC DISTRIBUTION
          New York:                                  36.6%
          Texas:                                      8.5%
          Florida:                                    7.7%
          California:                                 5.9% (Southern 4.6%, Northern 1.2%)(3)
          North Carolina:                             3.9%
          Virginia:                                   2.9%
          Other:                                      34 other states, each individually 2.7% or less

     -    CREDIT STATISTICS
          Wtd. Avg. Underwritten DSCR (4):            1.43x
          Wtd. Avg. Cut-off Date LTV Ratio:           66.9%
          Wtd. Avg. Balloon/ARD LTV Ratio:            62.2%

     (1) All information provided based on a Cut-off Date in September 2006 unless otherwise noted.
     (2) Includes Cooperative, Manufactured Housing and Healthcare properties, which comprise 2.8%, 0.9% and 0.7% of the initial mortgage pool balance, respectively.
     (3) "Southern California" consists of mortgaged real properties in California in zip codes less than 93600. "Northern California" consists of mortgaged real properties in zip codes greater than or equal to 93600.
     (4) For additional information about DSCR calculations for the mortgage loans, please refer to the free writing prospectus and the accompanying diskette.

You have requested that Credit Suisse Securities (USA) LLC, LaSalle Financial Services, Inc., Keybanc Capital Markets, Barclays Capital Inc., RBS Greenwich Capital and Wachovia Securities (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

CSMC 2006-C4       COLLATERAL AND STRUCTURAL TERM SHEET       SEPTEMBER 8, 2006


     -    LOANS WITH RESERVE REQUIREMENTS (1, 2)
          Tax escrows:                                         98.6%
          Insurance escrows:                                   97.7%
          Cap. Ex escrows:                                     90.1%
          TI/LC escrows (3):                                   93.5%

     -    MORTGAGE LOAN POOL CHARACTERISTICS
          Gross WAC:                                           6.139%
          Wtd. Avg. Remaining Term (4):                        117 Months
          Wtd. Avg. Seasoning:                                 2 Months
          Call Protection:                                     All of  the  mortgage  loans  provide  for  either  a  prepayment lockout period ("Lockout"),  a defeasance period  ("Defeasance"), a yield  maintenance  premium  period  ("YMP"),  or a combination thereof.
          Ownership Interest:                                  86.4% (Fee), 11.3% (Leasehold) and 2.3% (Fee/Leasehold)
          Delinquency:                                         None of the mortgage  loans were  delinquent  with respect to any monthly  debt  service  payment  for 30  days  or  more as of the
                                                               August 2006 due date.

     (1)  Includes loans with provisions for upfront and/or collected reserves.
     (2)  Includes loans that provide for springing reserves.
     (3) TI/LC escrows are expressed as a percentage of only the mortgage loans secured by office, retail, mixed use and industrial properties.
     (4) In the case of ARD Loans, the anticipated repayment date is assumed to be the maturity date.

You have requested that Credit Suisse Securities (USA) LLC, LaSalle Financial Services, Inc., Keybanc Capital Markets, Barclays Capital Inc., RBS Greenwich Capital and Wachovia Securities (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

CSMC 2006-C4       COLLATERAL AND STRUCTURAL TERM SHEET       SEPTEMBER 8, 2006


IV.   TRANSACTION OVERVIEW

OFFERED CERTIFICATES:      Classes A-1, A-2, A-AB, A-3, A-1-A, A-M and A-J

PASS-THROUGH STRUCTURE:    Senior/Subordinate, Sequential Pay Pass-Through
                           Certificates

MORTGAGE LOAN SELLERS:     Column Financial, Inc., LaSalle Bank National
                           Association,  KeyBank National Association, NCB,
                           FSB and Barclays Capital Real Estate Inc.

SPONSORS:                  Column Financial,  Inc., LaSalle Bank National
                           Association,  KeyBank National Association and NCB,
                           FSB

BOOKRUNNER:                Credit Suisse Securities (USA) LLC

CO-LEAD MANAGERS:          Credit  Suisse  Securities  (USA) LLC,  LaSalle
                           Financial  Services,  Inc.,  KeyBanc  Capital
                           Markets, a division of McDonald Investments Inc., and Barclays Capital Inc.

CO-MANAGERS:               Greenwich Capital Markets, Inc. and Wachovia Capital
                           Markets LLC

RATING AGENCIES:           Moody's Investors Service, Standard & Poor's Ratings
                           Services and Fitch, Inc.

MASTER SERVICERS:          KeyCorp Real Estate Capital Markets, Inc. and NCB,
                           FSB

PRIMARY SERVICERS:         KeyCorp Real Estate Capital Markets, Inc. and NCB,
                           FSB

SPECIAL SERVICERS:         LNR Partners, Inc. and National Consumer Cooperative
                           Bank

TRUSTEE:                   Wells Fargo Bank, N.A.

CERTIFICATE ADMINISTRATOR, LaSalle Bank National Association
PAYING AGENT
AND REGISTRAR:

CUT-OFF DATE:              September 2006

SETTLEMENT DATE:           On or about September 28, 2006

DISTRIBUTION DATE:         The fourth business day following the Determination
                           Date in each month, beginning October 2006

DETERMINATION DATE:        The  eleventh  calendar day of the month,  or, if the
                           eleventh calendar day is not a business day, the next succeeding business day, beginning in October 2006

MINIMUM DENOMINATIONS:     $10,000 for all offered Certificates and in
                           additional multiples of $1

SETTLEMENT TERMS:          DTC, Euroclear and Clearstream, same day funds, with
                           accrued interest

ERISA: Classes A-1, A-2, A-AB, A-3, A-1-A, A-M and A-J and are expected to be eligible for the Lead Manager's individual prohibited transaction exemption with respect to ERISA, subject to certain conditions of eligibility.

TAX TREATMENT:             REMIC

ANALYTICS:                 Cashflows are expected to be available through
                           Bloomberg, the Trepp Group and Intex Solutions.

TAX NOTICE:                THIS TERM SHEET IS NOT INTENDED OR WRITTEN TO BE
                           USED, AND CANNOT BE USED, FOR THE PURPOSE OF AVOIDING
                           U.S.  FEDERAL, STATE, OR LOCAL TAX PENALTIES. THIS
                           TERM SHEET IS WRITTEN AND PROVIDED BY THE DEPOSITOR
                           IN CONNECTION  WITH THE PROMOTION OR MARKETING BY THE
                           MANAGERS OF THE  TRANSACTIONS OR MATTERS ADDRESSED IN
                           THIS TERM SHEET. INVESTORS SHOULD SEEK ADVICE BASED
                           ON THEIR PARTICULAR CIRCUMSTANCES FROM AN INDEPENDENT
                           TAX ADVISOR.

You have requested that Credit Suisse Securities (USA) LLC, LaSalle Financial Services, Inc., Keybanc Capital Markets, Barclays Capital Inc., RBS Greenwich Capital and Wachovia Securities (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

CSMC 2006-C4       COLLATERAL AND STRUCTURAL TERM SHEET       SEPTEMBER 8, 2006


V.    STRUCTURE DESCRIPTION

- For purposes of distributions to the Class A-1, A-2, A-AB, A-3 and A-1-A Certificates, the mortgage loans will consist of two groups ("Loan Group No. 1" and "Loan Group No. 2"). Generally, principal and interest distributions relating to Loan Group No. 1 will be allocated to the Class A-AB (until its balance reaches a scheduled balance), then to the A-1, A-2, A-AB and A-3 Certificates sequentially. Generally, principal and interest distributions relating to Loan Group No. 2 will be allocated to the Class A-1-A Certificates. Please see the Free Writing Prospectus for more detailed information.

- All principal remaining after the Class A-1, A-2, A-AB, A-3 and A-1-A Certificates have been retired will be allocated sequentially starting with the Class A-M Certificates.

- The Class A-X and Class A-SP Certificates will collectively accrue interest on the total principal balance of the Class A-1, A-2, A-AB, A-3, A-1-A, A-M, A-J, B, C, D, E, F, G, H, J, K, L, M, N, O, P, Q and S Certificates. The Class A-Y Certificates represent an aggregation of interest strips off, and will accrue interest on, the total principal balance of the residential cooperative mortgage loans being sold by NCB, FSB (such mortgage loans, collectively, the "Class A-Y Co-op Mortgage Loans"). The Free Writing Prospectus describes the notional amounts on which the Classes A-X, A-SP and A-Y will individually accrue interest.

- The Class A-X and Class A-SP Certificates will collectively accrue interest at a rate approximately equal to the excess, if any, of the weighted average net coupon for the mortgage pool over the weighted average pass-through rate for the Class A-1, A-2, A-AB, A-3, A-1-A, A-M, A-J, B, C, D, E, F, G, H, J, K, L, M, N, O, P, Q and S Certificates. For the Class A-Y Co-op Mortgage Loans, the relevant net coupon for purposes of determining the weighted average net coupon for the mortgage pool will be the relevant net coupon less the Class A-Y strip rate of 0.10% per annum. The Class A-Y Certificates will accrue interest at a rate approximately equal to 0.10% per annum (adjusted in non 30 day months). The Free Writing Prospectus describes the pass-through rates at which the Classes A-X, A-SP and A-Y Certificates will individually accrue interest.

- Losses will be allocated to each Class of Certificates in reverse order of priority starting with the Class S through and including the Class A-M. Any remaining losses will be allocated to Class A-1, A-2, A-AB, A-3 and A-1-A on a pro rata basis.


You have requested that Credit Suisse Securities (USA) LLC, LaSalle Financial Services, Inc., Keybanc Capital Markets, Barclays Capital Inc., RBS Greenwich Capital and Wachovia Securities (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

CSMC 2006-C4       COLLATERAL AND STRUCTURAL TERM SHEET       SEPTEMBER 8, 2006


VI.   YIELD MAINTENANCE CHARGES ALLOCATION

YIELD MAINTENANCE CHARGES:     Yield Maintenance Charges (exclusive of any
                               Yield Maintenance Charges allocated to the Class A-Y) will generally be distributed on each Distribution Date as follows: A portion (based on the product of the Base Interest Fraction and the Principal Entitlement Fraction as described below) will be delivered to one or more of the following Classes: A-1, A-2, A-AB, A-3, A-1-A,
                               A-M, A-J, B, C, D, E, F, G, H, J and
                               K Certificates (the "Yield Maintenance Classes").
                               The entire amount remaining will be distributed to Class A-X, and in some cases, the Class A-SP
                               Certificates.

                               With respect to each Yield Maintenance Class, the "Base Interest Fraction" is a fraction, not greater than one or less than zero, having:

                               - a numerator equal to the excess, if any, of the
                                 pass-through rate on such class of Certificates over the relevant discount rate, and

                               - a denominator equal to the excess, if any, of
                                 the mortgage interest rate of the prepaid loan over the relevant discount rate.

                               With respect to each Yield Maintenance Class, the "Principal Entitlement Fraction" is a fraction having:

                               - a numerator equal to the total principal
                                 distributable on such class of Certificates attributable to the loan group that includes the prepaid mortgage loan on the subject Distribution Date, and

                               - a denominator equal to the total principal,
                                 distributable on all the Certificates, public and private, attributable to the loan group that includes the prepaid mortgage loan, on the subject Distribution Date.

 STATIC PREPAYMENT PREMIUMS:   Static Prepayment Premiums (exclusive of any
                               Static Prepayment Premiums allocated to the Class A-Y) will generally be distributed on each Distribution Date as follows: A portion (based on the product of the Base Interest Fraction and the Principal Entitlement Fraction as described above) will be delivered to one or more of the following Classes: A-1, A-2, A-AB, A-3, A-1-A,
                               A-M, A-J, B, C, D, E, F, G, H, J and
                               K Certificates. The remainder will be distributed to Class A-X.


You have requested that Credit Suisse Securities (USA) LLC, LaSalle Financial Services, Inc., Keybanc Capital Markets, Barclays Capital Inc., RBS Greenwich Capital and Wachovia Securities (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

CSMC 2006-C4       COLLATERAL AND STRUCTURAL TERM SHEET       SEPTEMBER 8, 2006

YIELD MAINTENANCE CHARGE EXAMPLE: The following is an example of the Yield
                                  Maintenance Charge allocation based on the following assumptions:

                                  - Class receiving 100% of the principal is A-1

                                  - Mortgage rate:  8.00%

                                  - The Discount Rate at time of prepayment:
                                    5.75%

                                  - The Class A-1 Pass-Through Rate is equal to
                                    7.00%

                                  - The mortgage loan does not contribute to the
                                    Class A-Y

 METHOD                                                CLASS A-1 CERTIFICATES          CLASS A-X / CLASS A-SP CERTIFICATES
 ----------------------------------------------------------------------------------------------------------------------------------
(CLASS PASS THROUGH RATE -  DISCOUNT RATE)            (7.00%-5.75%)                   (100.00%-Class A-1 Certificate Percentage)
--------------------------------------------------    -------------
(Mortgage Rate-Discount Rate)                         (8.00%-5.75%)

 Yield Maintenance Charge Allocation                  55.56%                          44.44%

You have requested that Credit Suisse Securities (USA) LLC, LaSalle Financial Services, Inc., Keybanc Capital Markets, Barclays Capital Inc., RBS Greenwich Capital and Wachovia Securities (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

CSMC 2006-C4       COLLATERAL AND STRUCTURAL TERM SHEET       SEPTEMBER 8, 2006

VII.  ADDITIONAL DEAL FEATURES

PREPAYMENT INTEREST SHORTFALLS:  Any Prepayment Interest Shortfalls that are not offset by the compensating payments made in limited circumstances by the Master Servicers will generally be allocated pro-rata to each interest-bearing Class of Certificates (other than the class A-Y certificates) in proportion to the amount of interest accrued on such Class for such distribution date. However, a portion of any such uncovered Prepayment Interest Shortfall incurred in respect of a Class A-Y Co-op Mortgage Loan will be allocable to the Class A-Y Certificates to the extent described in the Free Writing Prospectus.

ADVANCES:                        Each Master Servicer will generally be required
                                 to advance delinquent scheduled payments of principal and interest on the related mortgage loans (excluding any balloon payments, default interest or excess interest) and other required amounts through liquidation, subject to recoverability standard. Each Master Servicer will be required to make advances for those balloon loans that become defaulted after their maturity dates, on the same amortization schedule as if the maturity date had not occurred. In the event that a Master Servicer fails to make a required advance of delinquent scheduled payments of principal and interest, the Trustee will be obligated to make the advance.

OPTIONAL TERMINATION:            On any Distribution Date on which the mortgage
                                 pool balance, net of outstanding advances of principal, is less than 1% of the Initial
                                 Mortgage Pool Balance, the issuing entity may be terminated and the Certificates retired at the option of any of the following: any single holder or group of holders of a majority of the controlling class (as described in the Free
                                 Writing Prospectus), the Master Servicers, or the Special Servicers. The relative priorities of such parties with respect to exercising this option are described in the Free Writing
                                 Prospectus.

You have requested that Credit Suisse Securities (USA) LLC, LaSalle Financial Services, Inc., Keybanc Capital Markets, Barclays Capital Inc., RBS Greenwich Capital and Wachovia Securities (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

CSMC 2006-C4       COLLATERAL AND STRUCTURAL TERM SHEET       SEPTEMBER 8, 2006

                       MORTGAGED REAL PROPERTIES BY STATE

                                                                                          WEIGHTED
                                       NUMBER OF                        PERCENTAGE OF      AVERAGE                     WEIGHTED
                                      MORTGAGED       CUT-OFF DATE        INITIAL         MORTGAGE    WEIGHTED         AVERAGE
                                        REAL           PRINCIPAL        MORTGAGE POOL     INTEREST    AVERAGE        CUT-OFF DATE
        STATE                        PROPERTIES       BALANCE (1)          BALANCE          RATE      U/W DSCR      LTV RATIO (1)
        -------------------------------------------------------------------------------------------------------------------------
        New York                         63    $ 1,566,062,873              36.6%          6.095%       1.64x            58.2%
        Texas                            42        364,316,149               8.5%          6.046%       1.23             76.3%
        Florida                          26        327,352,956               7.7%          6.274%       1.34             72.4%
        California                       35        250,310,625               5.9%          6.163%       1.32             66.8%
           Southern California (2)       26        196,968,921               4.6%          6.149%       1.29             67.5%
           Northern California (2)        9         53,341,704               1.2%          6.217%       1.44             64.0%
        North Carolina                   19        166,545,737               3.9%          6.274%       1.28             73.0%
        Virginia                         13        124,147,162               2.9%          6.197%       1.29             70.5%
        Arizona                           9        114,191,879               2.7%          6.257%       1.23             73.8%
        Georgia                          22        113,210,983               2.6%          5.899%       1.52             70.6%
        Michigan                         11        109,452,608               2.6%          5.954%       1.45             68.2%
        Illinois                         8         104,239,913               2.4%          6.315%       1.25             67.7%
        Nevada                           7          94,939,759               2.2%          5.677%       1.23             75.7%
        Ohio                             15         89,585,346               2.1%          6.191%       1.28             77.1%
        Pennsylvania                     5          84,819,756               2.0%          5.678%       1.23             78.0%
        Indiana                          8          68,729,483               1.6%          6.476%       1.24             77.0%
        Massachusetts                    4          66,981,282               1.6%          6.083%       1.34             69.3%
        Colorado                         6          63,211,357               1.5%          6.348%       1.27             71.5%
        Maryland                         8          61,726,861               1.4%          5.939%       1.43             69.0%
        Iowa                             5          59,855,160               1.4%          6.233%       1.24             76.8%
        Alabama                          5          57,539,904               1.3%          6.164%       1.36             72.1%
        Delaware                         3          47,000,000               1.1%          7.233%       1.25             66.2%
        Minnesota                        5          42,889,287               1.0%          6.464%       1.45             65.3%
        Connecticut                      6          40,220,660               0.9%          6.258%       1.35             66.7%
        Kentucky                         3          36,998,114               0.9%          6.136%       1.29             66.7%
        Wisconsin                        8          32,287,913               0.8%          6.143%       1.20             73.6%
        Tennessee                        7          27,832,604               0.7%          6.345%       1.32             74.1%
        South Carolina                   6          25,999,215               0.6%          6.171%       1.31             72.3%
        Washington                       4          23,525,381               0.6%          6.158%       1.43             69.7%
        Kansas                           5          18,064,060               0.4%          6.140%       1.23             78.1%
        Louisiana                        3          13,514,034               0.3%          6.053%       1.26             74.0%
        Idaho                            2          11,600,881               0.3%          6.419%       1.63             70.8%
        New Mexico                       4          10,662,214               0.2%          6.411%       1.55             56.5%
        New Jersey                       3           9,016,942               0.2%          6.149%       1.36             68.9%
        Mississippi                      3           9,010,677               0.2%          6.092%       1.32             66.2%
        Missouri                         4           8,280,251               0.2%          6.212%       1.37             75.4%
        Oklahoma                         4           8,046,339               0.2%          6.301%       1.22             76.1%
        Utah                             3           6,860,730               0.2%          6.163%       1.26             68.1%
        Oregon                           2           5,845,635               0.1%          6.389%       1.25             66.7%
        Arkansas                         1           4,414,730               0.1%          6.490%       1.49             67.9%
        Alaska                           2           2,298,496               0.1%          6.850%       1.78             43.6%
        Nebraska                         1           1,504,000               0.0%          5.830%       1.39             80.0%
                                     --------------------------------------------------------------------------------------------
        TOTAL/WEIGHTED AVERAGE:        390      $ 4,273,091,953            100.0%          6.139%      1.43X             66.9%
                                     ============================================================================================

(1)  ASSUMES A CUT-OFF DATE IN SEPTEMBER 2006.

(2) SOUTHERN CALIFORNIA CONSISTS OF MORTGAGED REAL PROPERTIES LOCATED IN CALIFORNIA WITH ZIP CODES LESS THAN OR EQUAL TO 93608. NORTHERN CALIFORNIA CONSISTS OF MORTGAGED REAL PROPERTIES LOCATED IN CALIFORNIA WITH ZIP CODES GREATER THAN 93600.

You have requested that Credit Suisse Securities (USA) LLC, LaSalle Financial Services, Inc., Keybanc Capital Markets, Barclays Capital Inc., RBS Greenwich Capital and Wachovia Securities (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

CSMC 2006-C4       COLLATERAL AND STRUCTURAL TERM SHEET       SEPTEMBER 8, 2006

                   MORTGAGED REAL PROPERTIES BY PROPERTY TYPE

                                                                                  WEIGHTED
                           NUMBER OF                         PERCENTAGE OF        AVERAGE                            WEIGHTED
                           MORTGAGED        CUT-OFF DATE        INITIAL           MORTGAGE         WEIGHTED          AVERAGE
                             REAL            PRINCIPAL       MORTGAGE POOL        INTEREST         AVERAGE         CUT-OFF DATE
PROPERTY TYPE              PROPERTIES        BALANCE (1)        BALANCE             RATE           U/W DSCR        LTV RATIO (1)
--------------------------------------------------------------------------------------------------------------------------------
Office                         57         $ 1,894,489,185        44.3%              6.127%           1.22x             66.4%
Multifamily                   143             847,110,279        19.8%              6.068%           1.92              66.5%
Retail                        114             765,702,168        17.9%              5.967%           1.45              66.7%
Hotel                          27             541,548,230        12.7%              6.465%           1.43              69.3%
Industrial                     21             105,739,635         2.5%              6.269%           1.30              68.3%
Self Storage                   21              69,458,028         1.6%              6.239%           1.38              70.3%
Mixed Use                       7              49,044,427         1.1%              6.493%           1.33              67.0%
                            ----------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:       390         $ 4,273,091,953       100.0%              6.139%           1.43X             66.9%
                            ====================================================================================================

(1)  ASSUMES A CUT-OFF DATE IN SEPTEMBER 2006.

You have requested that Credit Suisse Securities (USA) LLC, LaSalle Financial Services, Inc., Keybanc Capital Markets, Barclays Capital Inc., RBS Greenwich Capital and Wachovia Securities (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

CSMC 2006-C4       COLLATERAL AND STRUCTURAL TERM SHEET       SEPTEMBER 8, 2006

                 MORTGAGED REAL PROPERTIES BY PROPERTY SUB-TYPE

                                                                                                 WEIGHTED
                                                    NUMBER OF                   PERCENTAGE OF    AVERAGE               WEIGHTED
                                                    MORTGAGED   CUT-OFF DATE       INITIAL       MORTGAGE  WEIGHTED     AVERAGE
                               PROPERTY               REAL       PRINCIPAL      MORTGAGE POOL    INTEREST  AVERAGE    CUT-OFF DATE
     PROPERTY TYPE             SUB-TYPE            PROPERTIES    BALANCE (1)       BALANCE         RATE    U/W DSCR   LTV RATIO (1)
     ------------------------------------------------------------------------------------------------------------------------------
OFFICE
                      Central Business  District       11      $1,331,069,563       31.2%          6.100%    1.20x        63.3%
                      Suburban                         46         563,419,623       13.2%          6.191%    1.25         73.7%
                      -------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                                57      $1,894,489,184        4.3%          6.127%    1.22X        66.4%
                      =============================================================================================================

                                                                                                 WEIGHTED
                                                    NUMBER OF                   PERCENTAGE OF    AVERAGE               WEIGHTED
                                                    MORTGAGED   CUT-OFF DATE       INITIAL       MORTGAGE  WEIGHTED     AVERAGE
                               PROPERTY               REAL       PRINCIPAL      MORTGAGE POOL    INTEREST  AVERAGE    CUT-OFF DATE
     PROPERTY TYPE             SUB-TYPE            PROPERTIES    BALANCE (1)       BALANCE         RATE    U/W DSCR   LTV RATIO (1)
     ------------------------------------------------------------------------------------------------------------------------------
MULTIFAMILY
                      Conventional                     80      $  657,607,833       15.4%          6.056%    1.24x        75.6%
                      Cooperative                      47         119,355,537        2.8%          6.082%    6.06         11.7%
                      Manufactured                     14          40,386,419        0.9%          6.073%    1.28         73.2%
                      Housing
                      Independent Living                2          29,760,491        0.7%          6.261%    1.26         74.9%
                      -------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                               143      $  847,110,279       19.8%          6.068%    1.92X        66.5%
                      =============================================================================================================

                                                                                                 WEIGHTED
                                                    NUMBER OF                   PERCENTAGE OF    AVERAGE               WEIGHTED
                                                    MORTGAGED   CUT-OFF DATE       INITIAL       MORTGAGE  WEIGHTED     AVERAGE
                               PROPERTY               REAL       PRINCIPAL      MORTGAGE POOL    INTEREST  AVERAGE    CUT-OFF DATE
     PROPERTY TYPE             SUB-TYPE            PROPERTIES    BALANCE (1)       BALANCE         RATE    U/W DSCR   LTV RATIO (1)
     ------------------------------------------------------------------------------------------------------------------------------
RETAIL
                      Anchored                         57      $  500,325,495       11.7%          5.966%    1.40x        67.7%
                      Unanchored                       57         265,376,673        6.2%          5.970%    1.53         64.7%
                      -------------------------------------------------------------------------------------------------------------
     TOTAL/WEIGHTED AVERAGE:                           114      $  765,702,168       17.9%          5.967%    1.45X        66.7%
                      =============================================================================================================

                                                                                                 WEIGHTED
                                                    NUMBER OF                   PERCENTAGE OF    AVERAGE               WEIGHTED
                                                    MORTGAGED   CUT-OFF DATE       INITIAL       MORTGAGE  WEIGHTED     AVERAGE
                               PROPERTY               REAL       PRINCIPAL      MORTGAGE POOL    INTEREST  AVERAGE    CUT-OFF DATE
     PROPERTY TYPE             SUB-TYPE            PROPERTIES    BALANCE (1)       BALANCE         RATE    U/W DSCR   LTV RATIO (1)
     ------------------------------------------------------------------------------------------------------------------------------
HOTEL
                      Full Service                      8      $  447,311,008       10.5%          6.467%    1.41x        69.5%
                      Limited Service                  19          94,237,222        2.2%          6.454%    1.53         68.3%
                      -------------------------------------------------------------------------------------------------------------
     TOTAL/WEIGHTED AVERAGE:                           27      $  541,548,230       12.7%          6.465%    1.43X        69.3%
                      =============================================================================================================

     (1)  ASSUMES A CUT-OFF DATE IN SEPTEMBER 2006.

      UNDERLYING MORTGAGED REAL PROPERTIES BY OWNERSHIP INTEREST

                                                                     WEIGHTED
                          NUMBER OF                   PERCENTAGE OF   AVERAGE                      WEIGHTED
                          MORTGAGED   CUT-OFF DATE      INITIAL       MORTGAGE     WEIGHTED         AVERAGE
                            REAL       PRINCIPAL      MORTGAGE POOL   INTEREST      AVERAGE       CUT-OFF DATE
FEE/LEASEHOLD            PROPERTIES    BALANCE (1)      BALANCE        RATES       U/W DSCR       LTV RATIO (1)
---------------------------------------------------------------------------------------------------------------
Fee                         377     $ 3,691,040,435      86.4%        6.123%          1.45x          65.6%
Leasehold                    10         483,491,236      11.3%        6.244%          1.30           75.0%
Fee/Leasehold                 3          98,560,282       2.3%        6.197%          1.20           79.0%
                         --------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:     390     $ 4,273,091,953     100.0%        6.139%          1.43X          66.9%
                         ======================================================================================

(1)  ASSUMES A CUT-OFF DATE IN SEPTEMBER 2006.

You have requested that Credit Suisse Securities (USA) LLC, LaSalle Financial Services, Inc., Keybanc Capital Markets, Barclays Capital Inc., RBS Greenwich Capital and Wachovia Securities (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

CSMC 2006-C4        COLLATERAL AND STRUCTURAL TERM SHEET       SEPTEMBER 8, 2006

                     CUT-OFF DATE PRINCIPAL BALANCES (1)

                                                                                 WEIGHTED
                                   NUMBER OF                     PERCENTAGE OF    AVERAGE                  WEIGHTED
                                  UNDERLYING      CUT-OFF DATE      INITIAL      MORTGAGE    WEIGHTED      AVERAGE
      RANGE OF CUT-OFF DATE        MORTGAGE        PRINCIPAL     MORTGAGE POOL   INTEREST     AVERAGE    CUT-OFF DATE
      PRINCIPAL BALANCES (1)         LOANS        BALANCE (1)       BALANCE        RATE      U/W DSCR    LTV RATIO (1)
----------------------------------------------------------------------------------------------------------------------
     $172,960   -      1,000,000      32       $     23,522,071       0.6%        6.463%       4.85x        41.8%
    1,000,001   -      1,500,000      27             35,262,954       0.8%        6.370%       2.53         53.1%
    1,500,001   -      2,000,000      37             63,394,263       1.5%        6.302%       2.45         56.6%
    2,000,001   -      3,000,000      63            155,184,645       3.6%        6.342%       1.80         62.5%
    3,000,001   -      4,000,000      46            164,786,476       3.9%        6.265%       1.62         65.7%
    4,000,001   -      5,000,000      29            132,619,322       3.1%        6.366%       2.39         58.7%
    5,000,001   -      6,000,000      12             66,656,468       1.6%        6.026%       1.33         73.8%
    6,000,001   -      7,000,000      16            103,411,057       2.4%        6.142%       1.46         66.9%
    7,000,001   -      8,000,000      13             97,884,634       2.3%        6.151%       1.72         67.2%
    8,000,001   -     10,000,000       9             82,888,014       1.9%        6.229%       2.06         62.1%
   10,000,001   -     12,000,000      10            110,286,389       2.6%        6.258%       1.27         73.7%
   12,000,001   -     15,000,000      13            177,998,990       4.2%        6.192%       1.28         72.0%
   15,000,001   -     20,000,000      19            335,635,353       7.9%        6.124%       1.40         69.2%
   20,000,001   -     40,000,000      19            548,565,754      12.8%        6.067%       1.32         70.4%
   40,000,001   -     65,000,000       8            411,900,000       9.6%        6.105%       1.38         68.9%
   65,000,001   -    100,000,000       3            281,000,000       6.6%        6.422%       1.39         69.7%
  100,000,001   -    250,000,000       2            376,095,563       8.8%        5.951%       1.26         77.2%
  250,000,001   -   $806,000,000       2          1,106,000,000      25.9%        6.064%       1.19         61.4%
                                   -----------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              360       $  4,273,091,953     100.0%        6.139%       1.43X        66.9%
                                   ===================================================================================

MAXIMUM CUT-OFF DATE PRINCIPAL BALANCE (1):        $806,000,000
MINIMUM CUT-OFF DATE PRINCIPAL BALANCE (1):            $172,960
AVERAGE CUT-OFF DATE PRINCIPAL BALANCE (1):         $11,869,700

(1) ASSUMES A CUT-OFF DATE IN SEPTEMBER 2006.

You have requested that Credit Suisse Securities (USA) LLC, LaSalle Financial Services, Inc., Keybanc Capital Markets, Barclays Capital Inc., RBS Greenwich Capital and Wachovia Securities (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@creditsuisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

CSMC 2006-C4        COLLATERAL AND STRUCTURAL TERM SHEET       SEPTEMBER 8, 2006


                 UNDERWRITTEN DEBT SERVICE COVERAGE RATIOS

                                                                                     WEIGHTED
                                NUMBER OF                          PERCENTAGE OF      AVERAGE                       WEIGHTED
                               UNDERLYING       CUT-OFF DATE          INITIAL        MORTGAGE       WEIGHTED         AVERAGE
           RANGE OF             MORTGAGE         PRINCIPAL         MORTGAGE POOL     INTEREST        AVERAGE      CUT-OFF DATE
          U/W DSCRS              LOANS          BALANCE (1)           BALANCE          RATE         U/W DSCR      LTV RATIO (1)
-------------------------------------------------------------------------------------------------------------------------------
    1.05x     -      1.22          87        $   1,877,398,452         43.9%          5.913%          1.14x           74.1%
    1.23      -      1.26          56              543,295,258         12.7%          6.306%          1.24            71.9%
    1.27      -      1.30          45              253,191,663          5.9%          6.285%          1.28            70.5%
    1.31      -      1.35          30              333,743,844          7.8%          6.318%          1.33            72.7%
    1.36      -      1.40          17              227,494,370          5.3%          6.435%          1.39            70.5%
    1.41      -      1.45          25              177,023,092          4.1%          6.250%          1.43            68.9%
    1.46      -      1.50          10               59,871,076          1.4%          6.339%          1.47            65.7%
    1.51      -      1.80          30              531,877,200         12.4%          6.622%          1.57            46.0%
    1.81      -    28.88x          60              269,196,998          6.3%          5.695%          3.87            34.3%
                               ------------------------------------------------------------------------------------------------
Total/Weighted Average:           360        $   4,273,091,953        100.0%          6.139%         1.43x            66.9%
                               ================================================================================================

MAXIMUM U/W DSCR:                        28.88X
MINIMUM U/W DSCR:                         1.05X
WTD. AVG. U/W DSCR:                       1.43X


(1) ASSUMES A CUT-OFF DATE IN SEPTEMBER 2006.

You have requested that Credit Suisse Securities (USA) LLC, LaSalle Financial Services, Inc., Keybanc Capital Markets, Barclays Capital Inc., RBS Greenwich Capital and Wachovia Securities (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@creditsuisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

CSMC 2006-C4        COLLATERAL AND STRUCTURAL TERM SHEET       SEPTEMBER 8, 2006

                   CUT-OFF DATE LOAN-TO-VALUE RATIOS (1)

                                                                                  WEIGHTED
                                 NUMBER OF                      PERCENTAGE OF      AVERAGE                       WEIGHTED
                                UNDERLYING     CUT-OFF DATE        INITIAL        MORTGAGE     WEIGHTED           AVERAGE
     RANGE OF CUT-OFF DATE       MORTGAGE        PRINCIPAL      MORTGAGE POOL     INTEREST      AVERAGE        CUT-OFF DATE
    LOAN-TO-VALUE RATIOS (1)      LOANS         BALANCE (1)        BALANCE          RATE       U/W DSCR        LTV RATIO (1)
----------------------------------------------------------------------------------------------------------------------------
      1.3%      -     60.0%         92        $   772,883,816      18.1%           6.308%        2.35x            40.0%
     60.1%      -     65.0%         34            194,446,336       4.6%           6.344%        1.40             63.3%
     65.1%      -     70.0%         63            543,409,761      12.7%           6.309%        1.31             67.7%
     70.1%      -     73.0%         37          1,217,663,439      28.5%           5.918%        1.13             71.4%
     73.1%      -     75.0%         41            509,654,828      11.9%           6.363%        1.32             74.2%
     75.1%      -     80.0%         92          1,021,406,173      23.9%           6.031%        1.22             78.6%
     80.1%      -     80.6%         1              13,627,599       0.3%           6.310%        1.20             80.6%
                                --------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:           360         $ 4,273,091,953     100.0%           6.139%        1.43X            66.9%
                                ============================================================================================

MAXIMUM CUT-OFF DATE LTV RATIO (1):                     80.6%
MINIMUM CUT-OFF DATE LTV RATIO (1):                      1.3%
WTD. AVG. CUT-OFF DATE LTV RATIO (1):                   66.9%


(1) ASSUMES A CUT-OFF DATE IN SEPTEMBER 2006.

You have requested that Credit Suisse Securities (USA) LLC, LaSalle Financial Services, Inc., Keybanc Capital Markets, Barclays Capital Inc., RBS Greenwich Capital and Wachovia Securities (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@creditsuisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

CSMC 2006-C4        COLLATERAL AND STRUCTURAL TERM SHEET       SEPTEMBER 8, 2006

                            MORTGAGE INTEREST RATES

                                                                                    WEIGHTED
                              NUMBER OF                          PERCENTAGE OF       AVERAGE                       WEIGHTED
                             UNDERLYING      CUT-OFF DATE           INITIAL         MORTGAGE      WEIGHTED          AVERAGE
         RANGE OF             MORTGAGE         PRINCIPAL         MORTGAGE POOL      INTEREST       AVERAGE       CUT-OFF DATE
  MORTGAGE INTEREST RATES      LOANS          BALANCE (1)           BALANCE           RATE        U/W DSCR       LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------------------
   4.680%    -   5.750%          19            $   492,542,233       11.5%           5.458%         1.54x           71.2%
   5.751%    -   6.000%          39              1,106,689,942       25.9%           5.815%         1.27            69.0%
   6.001%    -   6.250%         106                989,682,293       23.2%           6.155%         1.59            68.6%
   6.251%    -   6.500%         128                932,998,048       21.8%           6.353%         1.37            69.6%
   6.501%    -   6.750%          46                365,521,271        8.6%           6.628%         1.35            70.7%
   6.751%    -   7.000%          15                323,221,445        7.6%           6.852%         1.56            36.9%
   7.001%    -   7.810%           7                 62,436,721        1.5%           7.230%         1.57            65.8%
                             -------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:         360            $ 4,273,091,953      100.0%           6.139%         1.43X           66.9%
                             =================================================================================================

MAXIMUM MORTGAGE INTEREST RATE:                               7.810%
MINIMUM MORTGAGE INTEREST RATE:                               4.680%
WTD. AVG. MORTGAGE INTEREST RATE:                             6.139%

(1) ASSUMES A CUT-OFF DATE IN SEPTEMBER 2006.

                    UNDERLYING MORTGAGE LOANS BY LOAN TYPE

                                                                                 WEIGHTED
                                    NUMBER OF                    PERCENTAGE OF    AVERAGE                WEIGHTED      WEIGHTED
                                   UNDERLYING  CUT-OFF DATE         INITIAL      MORTGAGE   WEIGHTED     AVERAGE       AVERAGE
                                    MORTGAGE     PRINCIPAL       MORTGAGE POOL   INTEREST    AVERAGE  CUT-OFF DATE    REMAINING
LOAN TYPE                            LOANS      BALANCE (1)         BALANCE        RATE     U/W DSCR  LTV RATIO (1)  IO PERIOD (1)
----------------------------------------------------------------------------------------------------------------------------------
Balloons with Partial IO Term         107       $  1,993,429,031     46.7%        6.221%      1.31x       67.2%           48
Interest Only Balloon Loans            27          1,328,643,071     31.1%        5.895%      1.34        68.3%          117
Balloons without IO Term              212            745,968,201     17.5%        6.343%      1.90        63.5%          N/A
ARD Loans with Partial IO Periods       4            108,640,000      2.5%        6.242%      1.23        73.4%           32
ARD Loans with Full IO Periods          2             65,000,000      1.5%        5.954%      1.57        63.6%          118
Fully Amortizing                        7             25,429,326      0.6%        6.647%      2.20        55.1%          N/A
ARD Loans without IO Periods            1              5,982,324      0.1%        5.570%      1.32        79.8%          N/A
                                   -----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:               360       $  4,273,091,953    100.0%        6.139%      1.43X       66.9%          N/A
                                   ===============================================================================================

(1) ASSUMES A CUT-OFF DATE IN SEPTEMBER 2006.

You have requested that Credit Suisse Securities (USA) LLC, LaSalle Financial Services, Inc., Keybanc Capital Markets, Barclays Capital Inc., RBS Greenwich Capital and Wachovia Securities (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@creditsuisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

CSMC 2006-C4        COLLATERAL AND STRUCTURAL TERM SHEET       SEPTEMBER 8, 2006

                    ORIGINAL TERMS TO STATED MATURITY (1)

                                                                                            WEIGHTED
                                      NUMBER OF                           PERCENTAGE OF      AVERAGE                  WEIGHTED
             RANGE OF                UNDERLYING        CUT-OFF DATE          INITIAL        MORTGAGE    WEIGHTED      AVERAGE
        ORIGINAL TERMS                MORTGAGE           PRINCIPAL        MORTGAGE POOL     INTEREST     AVERAGE    CUT-OFF DATE
  TO STATED MATURITY (MONTHS) (1)      LOANS            BALANCE (2)          BALANCE          RATE      U/W DSCR    LTV RATIO (2)
---------------------------------------------------------------------------------------------------------------------------------
      60     -     84                    10          $    168,404,285         3.9%            6.427%       1.45x        66.7%
      85     -    120                   304             3,751,158,116        87.8%            6.145%       1.42         66.9%
     121     -    240                    46               353,529,553         8.3%            5.940%       1.52         67.8%
                                    ---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                 360          $  4,273,091,953       100.0%            6.139%       1.43X        66.9%
                                    =============================================================================================

MAXIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):          240
MINIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):           60
WTD. AVG. ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):        119

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSE OF THE FOREGOING TABLE.
(2)  ASSUMES A CUT-OFF DATE IN SEPTEMBER 2006.


                    REMAINING TERMS TO STATED MATURITY (1),(2)

                                                                                            WEIGHTED
                                      NUMBER OF                           PERCENTAGE OF      AVERAGE                  WEIGHTED
             RANGE OF                UNDERLYING        CUT-OFF DATE          INITIAL        MORTGAGE    WEIGHTED      AVERAGE
         REMAINING TERMS              MORTGAGE           PRINCIPAL        MORTGAGE POOL     INTEREST     AVERAGE    CUT-OFF DATE
TO STATED MATURITY (MONTHS) (1)(2)     LOANS            BALANCE (2)          BALANCE          RATE      U/W DSCR    LTV RATIO (2)
---------------------------------------------------------------------------------------------------------------------------------

57             -              84        10            $   168,404,285        3.9%            6.427%        1.45x        66.7%
85             -              120      337              3,943,407,479       92.3%            6.151%        1.41         67.2%
121            -              238       13                161,280,189        3.8%            5.549%        1.85         60.9%
                                    -----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                360            $ 4,273,091,953      100.0%            6.139%        1.43X        66.9%
                                    =========================================================================================

MAXIMUM REMAINING TERM TO STATED MATURITY (MONTHS) (1)(2):    238

MINIMUM REMAINING TERM TO STATED MATURITY (MONTHS) (1)(2):     57

WTD. AVG. REMAINING TERM TO STATED MATURITY (MONTHS) (1)(2):  117

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSE OF THE FOREGOING TABLE.
(2) ASSUMES A CUT-OFF DATE IN SEPTEMBER 2006.

You have requested that Credit Suisse Securities (USA) LLC, LaSalle Financial Services, Inc., Keybanc Capital Markets, Barclays Capital Inc., RBS Greenwich Capital and Wachovia Securities (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@creditsuisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

CSMC 2006-C4        COLLATERAL AND STRUCTURAL TERM SHEET       SEPTEMBER 8, 2006

                       ORIGINAL AMORTIZATION TERMS (1)

                                                                                      WEIGHTED
                                  NUMBER OF                        PERCENTAGE OF       AVERAGE                        WEIGHTED
             RANGE OF             UNDERLYING       CUT-OFF DATE       INITIAL         MORTGAGE       WEIGHTED          AVERAGE
      ORIGINAL AMORTIZATION        MORTGAGE         PRINCIPAL      MORTGAGE POOL      INTEREST       AVERAGE         CUT-OFF DATE
          TERMS (MONTHS)            LOANS           BALANCE (1)       BALANCE           RATE         U/W DSCR        LTV RATIO (1)
----------------------------------------------------------------------------------------------------------------------------------
       Interest Only                  29          $ 1,393,643,071    32.6%              5.898%         1.35x           68.1%
  120       -      300                51              232,358,548     5.4%              6.501%         1.55            65.8%
  301       -      360               265            2,409,702,755    56.4%              6.293%         1.41            66.3%
  361       -      720                15              237,387,579     5.6%              5.639%         2.02            67.9%
                                  ------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              360          $ 4,273,091,953   100.0%              6.139%         1.43X           66.9%
                                  ================================================================================================

MAXIMUM ORIGINAL AMORTIZATION TERM (MONTHS) (2):            720
MINIMUM ORIGINAL AMORTIZATION TERM (MONTHS) (2):            120
WTD. AVG. ORIGINAL AMORTIZATION TERM (MONTHS) (2):          356

(1) ASSUMES A CUT-OFF DATE IN SEPTEMBER 2006.
(2) DOES NOT INCLUDE LOANS WITH INTEREST ONLY PAYMENTS UNTIL THE MATURITY
DATE.

                       REMAINING AMORTIZATION TERMS (1)

                                                                                       WEIGHTED
                                     NUMBER OF                       PERCENTAGE OF      AVERAGE                      WEIGHTED
              RANGE OF               UNDERLYING        CUT-OFF DATE    INITIAL          MORTGAGE      WEIGHTED        AVERAGE
       REMAINING AMORTIZATION        MORTGAGE           PRINCIPAL    MORTGAGE POOL      INTEREST      AVERAGE       CUT-OFF DATE
         TERMS (MONTHS) (1)            LOANS            BALANCE (1)    BALANCE           RATE        U/W DSCR      LTV RATIO (1)
----------------------------------------------------------------------------------------------------------------------------------
        Interest Only                 29           $   1,393,643,071    32.6%            5.898%        1.35x          68.1%
118          -         299            43                 210,801,192     4.9%            6.525%        1.56           65.4%
300          -         360           273               2,431,260,111    56.9%            6.292%        1.41           66.4%
361          -         718            15                 237,387,579     5.6%            5.639%        2.02           67.9%
                                     ---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              360           $   4,273,091,953   100.0%            6.139%        1.43X          66.9%
                                     =============================================================================================

MAXIMUM REMAINING AMORTIZATION TERM (MONTHS) (1)(2):     718
MINIMUM REMAINING AMORTIZATION TERM (MONTHS) (1)(2):     118
WTD. AVG. REMAINING AMORTIZATION TERM (MONTHS) (1)(2):   355

(1) ASSUMES A CUT-OFF DATE IN SEPTEMBER 2006.
(2) DOES NOT INCLUDE MORTGAGE LOANS WITH INTEREST ONLY PAYMENTS UNTIL ARD/MATURITY DATE.


You have requested that Credit Suisse Securities (USA) LLC, LaSalle Financial Services, Inc., Keybanc Capital Markets, Barclays Capital Inc., RBS Greenwich Capital and Wachovia Securities (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@creditsuisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

CSMC 2006-C4        COLLATERAL AND STRUCTURAL TERM SHEET       SEPTEMBER 8, 2006

                         YEARS BUILT / YEARS RENOVATED (1)

                                                                                            WEIGHTED
                                         NUMBER OF                          PERCENTAGE OF    AVERAGE                 WEIGHTED
                                         MORTGAGED           CUT-OFF DATE      INITIAL       MORTGAGE    WEIGHTED    AVERAGE
          RANGE OF YEARS                   REAL               PRINCIPAL      MORTGAGE POOL  INTEREST    AVERAGE     CUT-OFF DATE
         BUILT/RENOVATED (1)            PROPERTIES           BALANCE (2)       BALANCE        RATE      U/W DSCR    LTV RATIO (2)
---------------------------------------------------------------------------------------------------------------------------------
1955           -            1985             27        $     518,880,564       12.1%          6.462%      1.56x       49.0%
1986           -            1994             39              220,738,554        5.2%          6.174%      1.47        68.0%
1995           -            1998             39              999,236,406       23.4%          5.840%      1.29        69.0%
1999           -            2000             46              295,992,664        6.9%          6.147%      1.56        66.0%
2001           -            2004            119            1,132,222,323       26.5%          6.277%      1.52        69.8%
2005           -            2006            120            1,106,021,442       25.9%          6.106%      1.36        70.7%
                                        -----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                     390        $   4,273,091,953      100.0%          6.139%      1.43X       66.9%
                                        =========================================================================================

MOST RECENT YEAR BUILT/RENOVATED (1):       2006
OLDEST YEAR BUILT/RENOVATED (1):            1955
WTD. AVG. YEAR BUILT/RENOVATED (1):         1997

(1) YEARS BUILT/RENOVATED REFLECTS THE LATER OF THE YEAR BUILT AND YEAR
    RENOVATED.
(2) ASSUMES A CUT-OFF DATE IN SEPTEMBER 2006.

                    OCCUPANCY RATES AT UNDERWRITING (1)

                                                                                            WEIGHTED
                                          NUMBER OF                         PERCENTAGE OF   AVERAGE                  WEIGHTED
                                          MORTGAGED        CUT-OFF DATE       INITIAL       MORTGAGE    WEIGHTED     AVERAGE
          RANGE OF                          REAL            PRINCIPAL      MORTGAGE POOL    INTEREST    AVERAGE    CUT-OFF DATE
OCCUPANCY RATES AT U/W (1)               PROPERTIES        BALANCE (2)        BALANCE         RATE      U/W DSCR   LTV RATIO (2)
---------------------------------------------------------------------------------------------------------------------------------
63%          -         85%                   47        $     433,496,023       10.1%          6.318%      1.26x       71.9%
86%          -         90%                   25              245,182,306        5.7%          6.049%      1.26        74.4%
91%          -         93%                   24              191,358,811        4.5%          6.079%      1.24        74.8%
94%          -         95%                   29              265,048,889        6.2%          6.161%      1.25        74.8%
96%          -         97%                   33              439,109,587       10.3%          6.003%      1.32        71.0%
98%          -         100%                 158            2,037,992,570       47.7%          6.060%      1.28        65.0%
                                            -------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                     316        $   3,612,188,186       84.5%          6.092%      1.28X       68.4%
                                            =====================================================================================

MAXIMUM OCCUPANCY RATE AT U/W (1):          100%
MINIMUM OCCUPANCY RATE AT U/W (1):          63%
WTD. AVG. OCCUPANCY RATE AT U/W (1):        96%


(1) HOTEL AND COOPERATIVE PROPERTIES ARE NOT INCLUDED.
(2) ASSUMES A CUT-OFF DATE IN SEPTEMBER 2006.

You have requested that Credit Suisse Securities (USA) LLC, LaSalle Financial Services, Inc., Keybanc Capital Markets, Barclays Capital Inc., RBS Greenwich Capital and Wachovia Securities (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@creditsuisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

CSMC 2006-C4        COLLATERAL AND STRUCTURAL TERM SHEET       SEPTEMBER 8, 2006

                  PREPAYMENT PROVISION AS OF CUT-OFF DATE (1)

                                                                                                          WEIGHTED
                                                                                                           AVERAGE
                                                                                WEIGHTED    WEIGHTED      REMAINING
                                                                                 AVERAGE     AVERAGE       LOCKOUT       WEIGHTED
                                                                PERCENTAGE OF   REMAINING   REMAINING        PLUS        AVERAGE
          RANGE OF                NUMBER OF     CUT-OFF DATE      INITIAL       LOCKOUT      LOCKOUT      PREPAYMENT    REMAINING
    REMAINING TERMS  TO           MORTGAGE       PRINCIPAL     MORTGAGE POOL     PERIOD   PLUS YM PERIOD    PERIOD      MATURITY
STATED MATURITY (MONTHS) (1)       LOANS         BALANCE (2)      BALANCE       (MONTHS)     (MONTHS)      (MONTHS)   (MONTHS) (1)
----------------------------------------------------------------------------------------------------------------------------------
57           -          110           12     $     179,731,250        4.2%           40          59          37            63
111          -          120          335         3,932,080,514       92.0%          109         113         107           118
121          -          238           13           161,280,189        3.8%          134         138         135           144
                                  -------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              360     $   4,273,091,953      100.0%          107         112         105           117
                                  ===========================================================================================

(1) IN THE CASE OF THE ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE INDICATED COLUMN.
(2) ASSUMES A CUT-OFF DATE IN SEPTEMBER
2006.


                                                 PREPAYMENT OPTION

                                                                                                            AVERAGE
                                                                                                AVERAGE    REMAINING
                                                                                     AVERAGE   REMAINING    LOCKOUT    WEIGHTED
                                                                    PERCENTAGE OF   REMAINING   LOCKOUT      PLUS       AVERAGE
                                        NUMBER OF     CUT-OFF DATE    INITIAL        LOCKOUT    PLUS YM   PREPAYMENT   REMAINING
                                        MORTGAGE       PRINCIPAL    MORTGAGE POOL    PERIOD      PERIOD     PERIOD      MATURITY
PREPAYMENT OPTION                        LOANS       BALANCE (1)       BALANCE      (MONTHS)    (MONTHS)   (MONTHS)    (MONTHS) (2)
-----------------------------------------------------------------------------------------------------------------------------------
Lockout / Defeasance                      288      $  3,869,020,038    90.5%          113         113          113         117
Lockout / Yield Maintenance (3)            54           301,145,485     7.0%           34         101           34         105
Yield Maintenance                           6            73,164,670     1.7%            0          98            0         111
Lockout / Prepayment Penalty               11            25,686,760     0.6%          108         108          126         130
Lockout / Defeasance / Yield Maintenance    1             4,075,000     0.1%          107         115          107         120
                                        -------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                   360      $  4,273,091,953   100.0%          107         112          105         117
                                        ===========================================================================================

(1) ASSUMES A CUT-OFF DATE IN SEPTEMBER
2006.
(2) IN THE CASE OF THE ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSES OF THE INDICATED COLUMN.


You have requested that Credit Suisse Securities (USA) LLC, LaSalle Financial Services, Inc., Keybanc Capital Markets, Barclays Capital Inc., RBS Greenwich Capital and Wachovia Securities (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@creditsuisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

CSMC 2006-C4       COLLATERAL AND STRUCTURAL TERM SHEET       SEPTEMBER 8, 2006

                       LARGE MORTGAGE LOAN CONCENTRATIONS

                                                             WEIGHTED
                                           PERCENTAGE OF     AVERAGE                      WEIGHTED
                           CUT-OFF DATE       INITIAL        MORTGAGE      WEIGHTED       AVERAGE
                            PRINCIPAL      MORTGAGE POOL     INTEREST       AVERAGE     CUT-OFF DATE
CONCENTRATION              BALANCE (1)        BALANCE          RATE        U/W DSCR    LTV RATIO (1)
----------------------------------------------------------------------------------------------------
Top 1                $      806,000,000        18.9%          5.770%        1.05x          71.3%
Top 3                     1,301,095,563        30.4%          5.988%         1.19          64.2%
Top 5                     1,582,095,563        37.0%          6.055%         1.23          65.0%
Top 7                     1,764,541,563        41.3%          6.084%         1.25          65.7%
Top 10                    1,970,341,563        46.1%          6.078%         1.24          66.9%
----------------------------------------------------------------------------------------------------
ENTIRE POOL          $    4,273,091,953       100.0%          6.139%        1.43X          66.9%
====================================================================================================

(1) ASSUMES A CUT-OFF DATE IN SEPTEMBER 2006.

You have requested that Credit Suisse Securities (USA) LLC, LaSalle Financial Services, Inc., Keybanc Capital Markets, Barclays Capital Inc., RBS Greenwich Capital and Wachovia Securities (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

CSMC 2006-C4       COLLATERAL AND STRUCTURAL TERM SHEET       SEPTEMBER 8, 2006

                 GROUP NO. 1 MORTGAGED REAL PROPERTIES BY STATE

                                                                               WEIGHTED
                            NUMBER OF                        PERCENTAGE OF      AVERAGE                     WEIGHTED
                            MORTGAGED        CUT-OFF DATE       INITIAL         MORTGAGE    WEIGHTED        AVERAGE
                               REAL           PRINCIPAL       LOAN GROUP 1      INTEREST    AVERAGE       CUT-OFF DATE
STATE                       PROPERTIES       BALANCE (1)        BALANCE           RATE      U/W DSCR     LTV RATIO (1)
----------------------------------------------------------------------------------------------------------------------
New York                         37      $ 1,499,146,644          42.1%          6.095%      1.55x           59.8%
Florida                          21          303,852,325           8.5%          6.294%       1.35           72.2%
California                       32          242,044,714           6.8%          6.165%       1.32           66.9%
Southern California (2)          23          188,703,010           5.3%          6.151%       1.28           67.7%
Northern California (2)           9           53,341,704           1.5%          6.217%       1.44           64.0%
Texas                            24          218,704,780           6.1%          6.207%       1.23           75.7%
North Carolina                   18          164,550,849           4.6%          6.275%       1.28           72.9%
Arizona                           8          107,141,879           3.0%          6.228%       1.23           73.5%
Michigan                          9          104,623,229           2.9%          5.936%       1.46           67.7%
Virginia                         10           93,041,300           2.6%          6.272%       1.30           70.7%
Illinois                          6           90,999,913           2.6%          6.323%       1.25           66.6%
Georgia                          13           79,679,852           2.2%          5.764%       1.64           68.1%
Ohio                             10           73,193,968           2.1%          6.215%       1.28           77.5%
Massachusetts                     4           66,981,282           1.9%          6.083%       1.34           69.3%
Colorado                          5           59,441,119           1.7%          6.379%       1.27           71.1%
Alabama                           5           57,539,904           1.6%          6.164%       1.36           72.1%
Maryland                          6           46,950,746           1.3%          6.053%       1.49           65.9%
Minnesota                         3           33,880,528           1.0%          6.551%       1.36           68.0%
Kentucky                          2           33,198,114           0.9%          6.143%       1.29           65.4%
Wisconsin                         7           29,787,913           0.8%          6.133%       1.19           74.1%
Indiana                           6           29,279,483           0.8%          6.194%       1.23           75.5%
Tennessee                         7           27,832,604           0.8%          6.345%       1.32           74.1%
Connecticut                       3           24,700,000           0.7%          6.230%       1.37           59.9%
South Carolina                    5           21,239,437           0.6%          6.308%       1.33           70.6%
Washington                        3           19,255,762           0.5%          6.088%       1.47           67.7%
Pennsylvania                      3           17,769,756           0.5%          6.152%       1.35           73.3%
Iowa                              4           16,855,160           0.5%          5.986%       1.33           76.7%
Kansas                            3           14,746,223           0.4%          6.046%       1.21           78.8%
Idaho                             2           11,600,881           0.3%          6.419%       1.63           70.8%
New Mexico                        3            9,667,194           0.3%          6.418%       1.58           55.9%
Nevada                            3            9,557,285           0.3%          6.136%       1.47           61.5%
New Jersey                        3            9,016,942           0.3%          6.149%       1.36           68.9%
Louisiana                         2            7,541,000           0.2%          6.071%       1.22           78.2%
Mississippi                       2            7,311,981           0.2%          6.047%       1.30           70.8%
Missouri                          3            7,083,124           0.2%          6.172%       1.36           75.2%
Utah                              3            6,860,730           0.2%          6.163%       1.26           68.1%
Oregon                            2            5,845,635           0.2%          6.389%       1.25           66.7%
Arkansas                          1            4,414,730           0.1%          6.490%       1.49           67.9%
Oklahoma                          2            3,176,022           0.1%          6.165%       1.21           79.4%
Alaska                            2            2,298,496           0.1%          6.850%       1.78           43.6%
                             -----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:         282      $ 3,560,811,505         100.0%          6.156%      1.42X           66.2%
                             =========================================================================================

(1)  ASSUMES A CUT-OFF DATE IN SEPTEMBER 2006.
(2) SOUTHERN CALIFORNIA CONSISTS OF MORTGAGED REAL PROPERTIES LOCATED IN CALIFORNIA WITH ZIP CODES LESS THAN OR EQUAL TO 93600. NORTHERN CALIFORNIA CONSISTS OF

             GROUP NO. 1 MORTGAGED REAL PROPERTIES BY PROPERTY TYPE

                                                                                WEIGHTED
                           NUMBER OF                        PERCENTAGE OF       AVERAGE                     WEIGHTED
                           MORTGAGED        CUT-OFF DATE       INITIAL          MORTGAGE     WEIGHTED        AVERAGE
                              REAL           PRINCIPAL       LOAN GROUP 1       INTEREST     AVERAGE       CUT-OFF DATE
PROPERTY TYPE              PROPERTIES       BALANCE (1)        BALANCE            RATE       U/W DSCR     LTV RATIO (1)
-----------------------------------------------------------------------------------------------------------------------
Office                           57      $ 1,894,489,185        53.2%             6.127%       1.22x          66.4%
Retail                          114          765,702,168        21.5%             5.967%        1.45          66.7%
Hotel                            27          541,548,230        15.2%             6.465%        1.43          69.3%
Multifamily                      35          134,829,831         3.8%             6.133%        4.23          44.8%
Industrial                       21          105,739,635         3.0%             6.269%        1.30          68.3%
Self Storage                     21           69,458,028         2.0%             6.239%        1.38          70.3%
Mixed Use                         7           49,044,427         1.4%             6.493%        1.33          67.0%
                           -------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:         282      $ 3,560,811,505       100.0%             6.156%       1.42X          66.2%
                           ===========================================================================================


(1) ASSUMES A CUT-OFF DATE IN SEPTEMBER 2006.

           GROUP NO. 1 MORTGAGED REAL PROPERTIES BY PROPERTY SUB-TYPE

                                                                                                 WEIGHTED
                                                   NUMBER OF                     PERCENTAGE OF   AVERAGE                  WEIGHTED
                                                   MORTGAGED      CUT-OFF DATE      INITIAL      MORTGAGE   WEIGHTED      AVERAGE
                                 PROPERTY             REAL          PRINCIPAL     LOAN GROUP 1   INTEREST   AVERAGE     CUT-OFF DATE
PROPERTY TYPE                    SUB-TYPE          PROPERTIES      BALANCE (1)      BALANCE        RATE     U/W DSCR   LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------------------------
OFFICE
                        Central Business District       11     $ 1,331,069,562      37.4%          6.100%      1.20x         63.3%
                        Suburban                        46         563,419,623      15.8%          6.191%       1.25         73.7%
                                                   ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                                 57     $ 1,894,489,185      53.2%          6.127%      1.22X         66.4%
                                                   =================================================================================


RETAIL
                        Anchored                        57     $   500,325,495      14.1%          5.966%      1.40x         67.7%
                        Unanchored                      57         265,376,673       7.5%          5.970%       1.53         64.7%
                                                   ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                                114     $   765,702,168      21.5%          5.967%      1.45X         66.7%
                                                   =================================================================================


HOTEL
                        Full Service                     8     $   447,311,008      12.6%          6.467%      1.41x         69.5%
                        Limited Service                 19          94,237,222       2.6%          6.454%       1.53         68.3%
                                                   ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                                 27     $   541,548,230      15.2%          6.465%      1.43X         69.3%
                                                   =================================================================================


MULTIFAMILY
                        Cooperative                     25     $    58,402,425       1.6%          6.095%      8.10x          8.6%
                        Independent Living               2          29,760,491       0.8%          6.261%       1.26         74.9%
                        Manufactured Housing             7          27,742,915       0.8%          5.982%       1.27         72.8%
                        Conventional                     1          18,924,000       0.5%          6.270%       1.33         67.8%
                                                   ---------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                                 35     $   134,829,831       3.8%          6.133%      4.23X         44.8%
                                                   =================================================================================

(1) ASSUMES A CUT-OFF DATE IN SEPTEMBER 2006.

               GROUP NO. 1 UNDERLYING MORTGAGE LOANS BY LOAN TYPE

                                                                                 WEIGHTED
                                   NUMBER OF                     PERCENTAGE OF   AVERAGE                WEIGHTED        WEIGHTED
                                   UNDERLYING    CUT-OFF DATE       INITIAL      MORTGAGE    WEIGHTED    AVERAGE        AVERAGE
                                    MORTGAGE      PRINCIPAL      LOAN GROUP 1    INTEREST    AVERAGE    CUT-OFF DATE    REMAINING
LOAN TYPE                            LOANS       BALANCE (1)        BALANCE        RATE      U/W DSCR   LTV RATIO (1)  IO PERIOD (1)
------------------------------------------------------------------------------------------------------------------------------------
Balloons with Partial IO Term         79       $ 1,512,689,087          42.5%      6.331%     1.34x          64.1%          46
Interest Only Balloon Loans           25         1,263,143,071          35.5%      5.841%      1.32          69.1%         119
Balloons without IO Term             152           582,883,415          16.4%      6.375%      1.83          64.3%         N/A
ARD Loans with Partial IO Periods      4           108,640,000           3.1%      6.242%      1.23          73.4%          32
ARD Loans with Full IO Periods         2            65,000,000           1.8%      5.954%      1.57          63.6%         118
Fully Amortizing                       5            22,473,608           0.6%      6.665%      2.06          60.2%         N/A
ARD Loans without IO Periods           1             5,982,324           0.2%      5.570%      1.32          79.8%         N/A
                                  --------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              268       $ 3,560,811,505         100.0%      6.156%     1.42X          66.2%         N/A
                                  ==================================================================================================

(1) ASSUMES A CUT-OFF DATE IN SEPTEMBER 2006.


You have requested that Credit Suisse Securities (USA) LLC, LaSalle Financial Services, Inc., Keybanc Capital Markets, Barclays Capital Inc., RBS Greenwich Capital and Wachovia Securities (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

CSMC 2006-C4       COLLATERAL AND STRUCTURAL TERM SHEET       SEPTEMBER 8, 2006

                     GROUP NO. 1 ORIGINAL AMORTIZATION TERMS

                                                                                   WEIGHTED
                              NUMBER OF                         PERCENTAGE OF      AVERAGE                         WEIGHTED
     RANGE OF               UNDERLYING        CUT-OFF DATE         INITIAL         MORTGAGE        WEIGHTED         AVERAGE
ORIGINAL AMORTIZATION         MORTGAGE          PRINCIPAL       LOAN GROUP 1       INTEREST        AVERAGE       CUT-OFF DATE
   TERMS (MONTHS)              LOANS            BALANCE (1)        BALANCE            RATE         U/W DSCR      LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------------------
  Interest Only                    27        $ 1,328,143,071          37.3%          5.847%          1.33x           68.9%
  180    -   300                   44            213,797,425           6.0%          6.518%           1.53           66.1%
  301    -   360                  191          1,999,059,930          56.1%          6.324%           1.42           65.0%
  361        720                    6             19,811,079           0.6%          6.008%           6.02           11.5%
                            --------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:           268        $ 3,560,811,505         100.0%          6.156%          1.42X           66.2%
                            ==================================================================================================

MAXIMUM ORIGINAL AMORTIZATION TERM (MONTHS) (2):                              720
MINIMUM ORIGINAL AMORTIZATION TERM (MONTHS) (2):                              180
WTD. AVG. ORIGINAL AMORTIZATION TERM (MONTHS) (2):                            354

(1)  ASSUMES A CUT-OFF DATE IN SEPTEMBER 2006.
(2)  DOES NOT INCLUDE LOANS WITH INTEREST ONLY PAYMENTS UNTIL THE MATURITY DATE.


                  GROUP NO. 1 REMAINING AMORTIZATION TERMS (1)

                                                                                    WEIGHTED
                               NUMBER OF                         PERCENTAGE OF      AVERAGE                       WEIGHTED
       RANGE OF               UNDERLYING        CUT-OFF DATE        INITIAL         MORTGAGE       WEIGHTED        AVERAGE
REMAINING AMORTIZATION         MORTGAGE           PRINCIPAL      LOAN GROUP 1       INTEREST       AVERAGE       CUT-OFF DATE
   TERMS (MONTHS)(1)            LOANS            BALANCE (1)        BALANCE           RATE         U/W DSCR     LTV RATIO (1)
-----------------------------------------------------------------------------------------------------------------------------
  Interest Only                    27        $ 1,328,143,071          37.3%          5.847%         1.33x            68.9%
  175   -   299                    38            198,762,070           5.6%          6.535%          1.53            66.1%
  300   -   360                   197          2,014,095,285          56.6%          6.323%          1.42            65.0%
  361   -   718                     6             19,811,079           0.6%          6.008%          6.02            11.5%
                             -------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:           268        $ 3,560,811,505         100.0%          6.156%         1.42X            66.2%
                             =================================================================================================

MAXIMUM REMAINING AMORTIZATION TERM (MONTHS) (1)(2):                          718
MINIMUM REMAINING AMORTIZATION TERM (MONTHS) (1)(2):                          175
WTD. AVG. REMAINING AMORTIZATION TERM (MONTHS) (1)(2):                        353


(1)  ASSUMES A CUT-OFF DATE IN SEPTEMBER 2006.
(2) DOES NOT INCLUDE MORTGAGE LOANS WITH INTEREST ONLY PAYMENTS UNTIL ARD/MATURITY DATE.


                       GROUP NO. 1 ORIGINAL TERMS TO STATED MATURITY

                                                                                         WEIGHTED
                                     NUMBER OF                         PERCENTAGE OF      AVERAGE                       WEIGHTED
         RANGE OF                    UNDERLYING       CUT-OFF DATE        INITIAL         MORTGAGE      WEIGHTED         AVERAGE
       ORIGINAL TERMS                MORTGAGE          PRINCIPAL       LOAN GROUP 1      INTEREST       AVERAGE       CUT-OFF DATE
TO STATED MATURITY (MONTHS) (1)        LOANS           BALANCE (2)        BALANCE           RATE        U/W DSCR      LTV RATIO (2)
-----------------------------------------------------------------------------------------------------------------------------------
       60   -   84                         8     $      120,132,285         3.4%           6.111%         1.53x           66.8%
       85   -  120                       232          3,242,162,836        91.1%           6.172%          1.40           66.4%
       121  -  240                        28            198,516,384         5.6%           5.910%          1.71           62.4%
                                     -----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                  268      $   3,560,811,505       100.0%           6.156%         1.42X           66.2%
                                     ===============================================================================================

MAXIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):                        240
MINIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):                         60
WTD. AVG. ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):                      119

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSE OF THE FOREGOING TABLE.
(2)  ASSUMES A CUT-OFF DATE IN SEPTEMBER 2006.


              GROUP NO. 1 REMAINING TERMS TO STATED MATURITY (1,2)

                                                                                           WEIGHTED
                                       NUMBER OF                         PERCENTAGE OF     AVERAGE                    WEIGHTED
         RANGE OF                      UNDERLYING      CUT-OFF DATE         INITIAL        MORTGAGE    WEIGHTED       AVERAGE
      REMAINING TERMS                  MORTGAGE         PRINCIPAL        LOAN GROUP 1      INTEREST    AVERAGE      CUT-OFF DATE
TO STATED MATURITY (MONTHS) (1)(2)      LOANS          BALANCE (2)         BALANCE           RATE      U/W DSCR     LTV RATIO (2)
----------------------------------------------------------------------------------------------------------------------------------
       57   -   84                          8       $    120,132,285          3.4%          6.111%       1.53x         66.8%
       85   -  120                        252          3,350,226,902         94.1%          6.175%        1.39         66.6%
       121  -  238                          8             90,452,319          2.5%          5.496%        2.25         50.2%
                                      --------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                   268       $  3,560,811,505        100.0%          6.156%       1.42X         66.2%
                                      ============================================================================================

MAXIMUM REMAINING TERM TO STATED MATURITY (MONTHS) (1)(2):                    238
MINIMUM REMAINING TERM TO STATED MATURITY (MONTHS) (1)(2):                     57
WTD. AVG. REMAINING TERM TO STATED MATURITY (MONTHS) (1)(2):                  117

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSE OF THE FOREGOING TABLE.
(2)  ASSUMES A CUT-OFF DATE IN SEPTEMBER 2006.

You have requested that Credit Suisse Securities (USA) LLC, LaSalle Financial Services, Inc., Keybanc Capital Markets, Barclays Capital Inc., RBS Greenwich Capital and Wachovia Securities (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

CSMC 2006-C4       COLLATERAL AND STRUCTURAL TERM SHEET       SEPTEMBER 8, 2006

                GROUP NO. 1 CUT-OFF DATE PRINCIPAL
                           BALANCES (1)

                                                                                       WEIGHTED
                                    NUMBER OF                        PERCENTAGE OF     AVERAGE                         WEIGHTED
                                    UNDERLYING    CUT-OFF DATE          INITIAL        MORTGAGE       WEIGHTED         AVERAGE
     RANGE OF CUT-OFF DATE          MORTGAGE       PRINCIPAL          LOAN GROUP 1     INTEREST       AVERAGE        CUT-OFF DATE
     PRINCIPAL BALANCES (1)           LOANS        BALANCE (1)           BALANCE          RATE        U/W DSCR      LTV RATIO (1)
----------------------------------------------------------------------------------------------------------------------------------
   $345,018   -      1,000,000          17      $     11,906,850            0.3%         6.561%         6.24x            39.0%
  1,000,001   -      1,500,000          15            19,253,657            0.5%         6.424%          2.13            54.6%
  1,500,001   -      2,000,000          24            41,221,049            1.2%         6.312%          2.82            54.5%
  2,000,001   -      3,000,000          48           117,104,969            3.3%         6.381%          1.75            63.9%
  3,000,001   -      4,000,000          36           129,276,055            3.6%         6.287%          1.67            64.8%
  4,000,001   -      5,000,000          25           114,887,745            3.2%         6.374%          2.48            58.5%
  5,000,001   -      6,000,000           9            49,933,434            1.4%         6.051%          1.36            73.8%
  6,000,001   -      7,000,000          12            78,052,566            2.2%         6.144%          1.52            64.4%
  7,000,001   -      8,000,000          10            76,134,634            2.1%         6.099%          1.87            63.9%
  8,000,001   -     10,000,000           8            74,643,782            2.1%         6.263%          1.57            67.8%
 10,000,001   -     12,000,000           8            88,336,389            2.5%         6.213%          1.27            73.0%
 12,000,001   -     15,000,000          11           150,270,326            4.2%         6.210%          1.29            72.1%
 15,000,001   -     20,000,000          17           300,148,675            8.4%         6.116%          1.34            72.1%
 20,000,001   -     40,000,000          17           480,541,373           13.5%         6.038%          1.32            70.3%
 40,000,001   -     65,000,000           5           261,100,000            7.3%         6.002%          1.48            65.8%
 65,000,001   -    100,000,000           3           281,000,000            7.9%         6.422%          1.39            69.7%
100,000,001   -    250,000,000           1           181,000,000            5.1%         6.373%          1.33            74.5%
250,000,001   -   $806,000,000           2         1,106,000,000           31.1%         6.064%          1.19            61.4%
                                   -----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                268      $  3,560,811,505          100.0%         6.156%         1.42X            66.2%
                                   ===============================================================================================

MAXIMUM CUT-OFF DATE PRINCIPAL BALANCE (1):                                   $806,000,000
MINIMUM CUT-OFF DATE PRINCIPAL BALANCE (1):                                       $345,018
AVERAGE CUT-OFF DATE PRINCIPAL BALANCE (1):                                    $13,286,610

(1)  ASSUMES A CUT-OFF DATE IN SEPTEMBER 2006.

                       GROUP NO. 1 MORTGAGE INTEREST RATES

                                                                                         WEIGHTED
                                  NUMBER OF                             PERCENTAGE OF    AVERAGE                     WEIGHTED
                                  UNDERLYING       CUT-OFF DATE            INITIAL       MORTGAGE      WEIGHTED       AVERAGE
      RANGE OF                    MORTGAGE          PRINCIPAL            LOAN GROUP 1    INTEREST      AVERAGE       CUT-OFF DATE
MORTGAGE INTEREST RATES            LOANS            BALANCE (1)            BALANCE          RATE       U/W DSCR     LTV RATIO (1)
----------------------------------------------------------------------------------------------------------------------------------
4.680%   -    5.750%                  15        $    228,354,919             6.4%          5.349%        1.90x           62.2%
5.751%   -    6.000%                  25           1,011,695,059            28.4%          5.802%         1.19           70.3%
6.001%   -    6.250%                  78             858,555,019            24.1%          6.154%         1.57           69.6%
6.251%   -    6.500%                  98             824,104,531            23.1%          6.354%         1.37           69.3%
6.501%   -    6.750%                  36             304,112,407             8.5%          6.618%         1.36           69.3%
6.751%   -    7.000%                  10             318,552,849             8.9%          6.853%         1.55           36.5%
7.001%   -    7.810%                   6              15,436,721             0.4%          7.220%         2.56           64.5%
                                  ------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              268        $  3,560,811,505           100.0%          6.156%        1.42X           66.2%
                                  ================================================================================================

MAXIMUM MORTGAGE INTEREST RATE:                                               7.810%
MINIMUM MORTGAGE INTEREST RATE:                                               4.680%
WTD. AVG. MORTGAGE INTEREST RATE:                                             6.156%

(1)  ASSUMES A CUT-OFF DATE IN SEPTEMBER 2006.



              GROUP NO. 1 UNDERWRITTEN DEBT SERVICE COVERAGE RATIOS

                                                                                    WEIGHTED
                            NUMBER OF                           PERCENTAGE OF        AVERAGE                         WEIGHTED
                            UNDERLYING        CUT-OFF DATE         INITIAL          MORTGAGE       WEIGHTED          AVERAGE
      RANGE OF               MORTGAGE          PRINCIPAL         LOAN GROUP 1       INTEREST       AVERAGE         CUT-OFF DATE
      U/W DSCRS               LOANS           BALANCE (1)          BALANCE            RATE         U/W DSCR       LTV RATIO (1)
--------------------------------------------------------------------------------------------------------------------------------
 1.05x    -      1.22           67         $ 1,501,880,820             42.2%         5.952%          1.12x            72.9%
  1.23    -      1.26           39             386,591,874             10.9%         6.164%           1.24            71.5%
  1.27    -      1.30           36             188,263,629              5.3%         6.364%           1.28            70.6%
  1.31    -      1.35           20             300,022,702              8.4%         6.312%           1.33            72.8%
  1.36    -      1.40           11             215,961,627              6.1%         6.443%           1.39            70.4%
  1.41    -      1.45           21             172,259,558              4.8%         6.241%           1.43            68.7%
  1.46    -      1.50           10              59,871,076              1.7%         6.339%           1.47            65.7%
  1.51    -      1.80           27             528,515,805             14.8%         6.625%           1.57            45.9%
  1.81    -    28.88x           37             207,444,413              5.8%         5.580%           3.81            40.0%
                           -----------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:        268         $ 3,560,811,505            100.0%         6.156%          1.42X            66.2%
                           =====================================================================================================

MAXIMUM U/W DSCR:                                                         28.88X
MINIMUM U/W DSCR:                                                          1.05X
WTD. AVG. U/W DSCR:                                                        1.42X

(1)  ASSUMES A CUT-OFF DATE IN SEPTEMBER 2006.

                GROUP NO. 1 CUT-OFF DATE LOAN-TO-VALUE RATIOS (1)

                                                                                         WEIGHTED
                                  NUMBER OF                           PERCENTAGE OF      AVERAGE                       WEIGHTED
                                  UNDERLYING         CUT-OFF DATE        INITIAL         MORTGAGE      WEIGHTED        AVERAGE
RANGE OF CUT-OFF DATE              MORTGAGE           PRINCIPAL        LOAN GROUP 1      INTEREST       AVERAGE      CUT-OFF DATE
LOAN-TO-VALUE RATIOS (1)            LOANS            BALANCE (1)         BALANCE           RATE        U/W DSCR     LTV RATIO (1)
-----------------------------------------------------------------------------------------------------------------------------------
 1.3%   -  60.0%                      66          $     707,465,160          19.9%        6.328%        2.20x            42.1%
60.1%   -  65.0%                      30                173,040,661           4.9%        6.382%         1.42            63.1%
65.1%   -  70.0%                      53                432,677,776          12.2%        6.244%         1.32            67.9%
70.1%   -  73.0%                      31              1,198,756,699          33.7%        5.913%         1.13            71.4%
73.1%   -  75.0%                      30                475,355,347          13.3%        6.369%         1.33            74.2%
75.1%   -  80.0%                      57                559,888,263          15.7%        6.132%         1.22            78.2%
80.1%   -  80.6%                       1                 13,627,599           0.4%        6.310%         1.20            80.6%

TOTAL/WEIGHTED AVERAGE:              268          $   3,560,811,505         100.0%        6.156%        1.42X            66.2%

MAXIMUM CUT-OFF DATE LTV RATIO (1):                                        80.6%
MINIMUM CUT-OFF DATE LTV RATIO (1):                                         1.3%
WTD. AVG. CUT-OFF DATE LTV RATIO (1):                                      66.2%


(1)  ASSUMES A CUT-OFF DATE IN SEPTEMBER 2006.

You have requested that Credit Suisse Securities (USA) LLC, LaSalle Financial Services, Inc., Keybanc Capital Markets, Barclays Capital Inc., RBS Greenwich Capital and Wachovia Securities (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

CSMC 2006-C4       COLLATERAL AND STRUCTURAL TERM SHEET       SEPTEMBER 8, 2006

     GROUP NO. 1 UNDERLYING MORTGAGED REAL PROPERTIES BY OWNERSHIP INTEREST

                                                                                    WEIGHTED
                            NUMBER OF                             PERCENTAGE OF     AVERAGE                       WEIGHTED
                            MORTGAGED          CUT-OFF DATE          INITIAL        MORTGAGE       WEIGHTED        AVERAGE
                              REAL               PRINCIPAL         LOAN GROUP 1     INTEREST       AVERAGE       CUT-OFF DATE
FEE/LEASEHOLD               PROPERTIES          BALANCE (1)          BALANCE          RATES        U/W DSCR      LTV RATIO (1)
------------------------------------------------------------------------------------------------------------------------------
Fee                             270           $ 3,039,559,987         85.4%            6.127%         1.44x          64.7%
Leasehold                         9               422,691,236         11.9%            6.349%         1.31           74.4%
Fee/Leasehold                     3                98,560,282          2.8%            6.197%         1.20           79.0%
                           ---------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:         282           $ 3,560,811,505        100.0%            6.156%         1.42X          66.2%
                           ===================================================================================================

(1)  ASSUMES A CUT-OFF DATE IN SEPTEMBER 2006.

                     GROUP NO. 1 YEARS BUILT/YEARS RENOVATED

                                                                                   WEIGHTED
                          NUMBER OF                          PERCENTAGE OF         AVERAGE                            WEIGHTED
                          MORTGAGED        CUT-OFF DATE         INITIAL            MORTGAGE         WEIGHTED          AVERAGE
  RANGE OF YEARS             REAL            PRINCIPAL        LOAN GROUP 1         INTEREST         AVERAGE         CUT-OFF DATE
 BUILT/RENOVATED(1)       PROPERTIES        BALANCE (2)         BALANCE              RATE           U/W DSCR       LTV RATIO (2)
---------------------------------------------------------------------------------------------------------------------------------
1961     -     1985           17        $   492,428,615           13.8%              6.462%           1.57x            47.5%
1986     -     1994           24            179,568,513            5.0%              6.171%           1.37             69.9%
1995     -     1998           31            973,451,777           27.3%              5.835%           1.27             69.5%
1999     -     2000           34            253,146,965            7.1%              6.168%           1.43             69.5%
2001     -     2004           96            966,788,374           27.2%              6.281%           1.48             69.9%
2005     -     2006           80            695,427,260           19.5%              6.205%           1.45             67.6%
                         --------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:      282        $ 3,560,811,505          100.0%              6.156%           1.42X            66.2%
                         ========================================================================================================

MOST RECENT YEAR BUILT/RENOVATED (1):                          2006
OLDEST YEAR BUILT/RENOVATED (1):                               1961
WTD. AVG. YEAR BUILT/RENOVATED (1):                            1996


(1)  YEARS BUILT/RENOVATED REFLECTS THE LATER OF THE YEAR BUILT AND YEAR
     RENOVATED.
(2)  ASSUMES A CUT-OFF DATE IN SEPTEMBER 2006.


                   GROUP NO. 1 OCCUPANCY RATES AT UNDERWRITING

                                                                                       WEIGHTED
                                NUMBER OF                          PERCENTAGE OF       AVERAGE                        WEIGHTED
                                MORTGAGED         CUT-OFF DATE        INITIAL          MORTGAGE       WEIGHTED        AVERAGE
        RANGE OF                  REAL             PRINCIPAL        LOAN GROUP 1       INTEREST       AVERAGE       CUT-OFF DATE
OCCUPANCY RATES AT U/W (1)      PROPERTIES         BALANCE (2)         BALANCE           RATE         U/W DSCR     LTV RATIO (2)
---------------------------------------------------------------------------------------------------------------------------------
 63%     -    85%                   38          $    356,080,523         10.0%          6.269%         1.27x            71.9%
 86%     -    90%                   14               109,279,453          3.1%          6.124%          1.32            72.0%
 91%     -    93%                   11               120,785,442          3.4%          6.062%          1.24            72.7%
 94%     -    95%                   17               151,617,935          4.3%          6.223%          1.26            73.6%
 96%     -    97%                   16               319,221,429          9.0%          6.016%          1.35            68.8%
 98%     -   100%                  134             1,903,876,067         53.5%          6.074%          1.28            64.3%
                               --------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:            230          $  2,960,860,849         83.2%          6.100%         1.29X            66.8%
                               ==================================================================================================

MAXIMUM OCCUPANCY RATE AT U/W (1):                         100%
MINIMUM OCCUPANCY RATE AT U/W (1):                          63%
WTD. AVG. OCCUPANCY RATE AT U/W (1):                        96%

(1)  HOTEL AND COOPERATIVE PROPERTIES ARE NOT INCLUDED.
(2)  ASSUMES A CUT-OFF DATE IN SEPTEMBER 2006.

You have requested that Credit Suisse Securities (USA) LLC, LaSalle Financial Services, Inc., Keybanc Capital Markets, Barclays Capital Inc., RBS Greenwich Capital and Wachovia Securities (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

CSMC 2006-C4       COLLATERAL AND STRUCTURAL TERM SHEET       SEPTEMBER 8, 2006

                        GROUP NO. 2 MORTGAGED REAL PROPERTIES BY STATE

                                                                                    WEIGHTED
                           NUMBER OF                            PERCENTAGE OF       AVERAGE                          WEIGHTED
                           MORTGAGED         CUT-OFF DATE          INITIAL          MORTGAGE        WEIGHTED         AVERAGE
                             REAL              PRINCIPAL         LOAN GROUP 2        INTEREST        AVERAGE        CUT-OFF DATE
STATE                     PROPERTIES          BALANCE (1)           BALANCE            RATE          U/W DSCR      LTV RATIO (1)
---------------------------------------------------------------------------------------------------------------------------------
Texas                          18          $    145,611,369          20.4%           5.805%           1.23x            77.4%
Nevada                          4                85,382,474          12.0%           5.626%            1.21            77.3%
Pennsylvania                    2                67,050,000           9.4%           5.552%            1.20            79.2%
New York                       26                66,916,229           9.4%           6.094%            3.76            22.6%
Delaware                        3                47,000,000           6.6%           7.233%            1.25            66.2%
Iowa                            1                43,000,000           6.0%           6.330%            1.20            76.9%
Indiana                         2                39,450,000           5.5%           6.685%            1.25            78.1%
Georgia                         9                33,531,131           4.7%           6.221%            1.23            76.7%
Virginia                        3                31,105,861           4.4%           5.973%            1.27            69.7%
Florida                         5                23,500,631           3.3%           6.012%            1.24            75.2%
Ohio                            5                16,391,378           2.3%           6.081%            1.25            75.7%
Connecticut                     3                15,520,660           2.2%           6.303%            1.31            77.6%
Maryland                        2                14,776,115           2.1%           5.575%            1.25            78.9%
Illinois                        2                13,240,000           1.9%           6.256%            1.24            74.8%
Minnesota                       2                 9,008,758           1.3%           6.138%            1.77            54.9%
California                      3                 8,265,911           1.2%           6.114%            1.42            63.8%
Arizona                         1                 7,050,000           1.0%           6.685%            1.25            78.1%
Louisiana                       1                 5,973,034           0.8%           6.030%            1.31            68.7%
Oklahoma                        2                 4,870,317           0.7%           6.390%            1.23            74.0%
Michigan                        2                 4,829,379           0.7%           6.345%            1.23            77.9%
South Carolina                  1                 4,759,778           0.7%           5.560%            1.20            79.8%
Washington                      1                 4,269,618           0.6%           6.470%            1.26            78.6%
Kentucky                        1                 3,800,000           0.5%           6.080%            1.28            78.8%
Colorado                        1                 3,770,238           0.5%           5.860%            1.23            78.5%
Kansas                          2                 3,317,837           0.5%           6.554%            1.32            75.1%
Wisconsin                       1                 2,500,000           0.4%           6.270%            1.32            67.6%
North Carolina                  1                 1,994,887           0.3%           6.180%            1.27            78.5%
Mississippi                     1                 1,698,696           0.2%           6.290%            1.39            46.5%
Nebraska                        1                 1,504,000           0.2%           5.830%            1.39            80.0%
Missouri                        1                 1,197,127           0.2%           6.450%            1.42            76.3%
New Mexico                      1                   995,020           0.1%           6.350%            1.35            62.2%
                         --------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:       108          $    712,280,448         100.0%           6.055%           1.48X            70.6%
                         ========================================================================================================


(1)  ASSUMES A CUT-OFF DATE IN SEPTEMBER 2006.

             GROUP NO. 2 MORTGAGED REAL PROPERTIES BY PROPERTY TYPE

                                                                                        WEIGHTED
                              NUMBER OF                              PERCENTAGE OF       AVERAGE                      WEIGHTED
                              MORTGAGED           CUT-OFF DATE          INITIAL         MORTGAGE      WEIGHTED        AVERAGE
                                 REAL              PRINCIPAL          LOAN GROUP 2      INTEREST      AVERAGE       CUT-OFF DATE
PROPERTY TYPE                 PROPERTIES          BALANCE (1)           BALANCE           RATE        U/W DSCR     LTV RATIO (1)
---------------------------------------------------------------------------------------------------------------------------------
Multifamily                        108        $     712,280,448          100.0%          6.055%         1.48x          70.6%
                            -----------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:            108        $     712,280,448          100.0%          6.055%         1.48X          70.6%
                            =====================================================================================================

(1)  ASSUMES A CUT-OFF DATE IN SEPTEMBER 2006.


           GROUP NO. 2 MORTGAGED REAL PROPERTIES BY PROPERTY SUB-TYPE

                                                                                          WEIGHTED
                                        NUMBER OF                       PERCENTAGE OF     AVERAGE                     WEIGHTED
                                        MORTGAGED       CUT-OFF DATE      INITIAL         MORTGAGE      WEIGHTED      AVERAGE
                       PROPERTY            REAL           PRINCIPAL     LOAN GROUP 2      INTEREST      AVERAGE     CUT-OFF DATE
PROPERTY TYPE          SUB-TYPE         PROPERTIES       BALANCE (1)      BALANCE           RATE        U/W DSCR    LTV RATIO (1)
---------------------------------------------------------------------------------------------------------------------------------
MULTIFAMILY
               Conventional                  79      $    638,683,833      89.7%          6.050%          1.23x          75.8%
               Cooperative                   22            60,953,111       8.6%          6.070%          4.11          14.6%
               Manufactured Housing           7            12,643,504       1.8%          6.272%          1.31          74.0%
                                        -----------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                     108      $    712,280,448     100.0%          6.055%         1.48X          70.6%
                                        =========================================================================================

(1) ASSUMES A CUT-OFF DATE IN SEPTEMBER 2006.

               GROUP NO. 2 UNDERLYING MORTGAGE LOANS BY LOAN TYPE

                                                                                WEIGHTED
                               NUMBER OF                      PERCENTAGE OF    AVERAGE                  WEIGHTED         WEIGHTED
                               UNDERLYING     CUT-OFF DATE      INITIAL        MORTGAGE    WEIGHTED      AVERAGE         AVERAGE
                                MORTGAGE       PRINCIPAL      LOAN GROUP 2     INTEREST    AVERAGE    CUT-OFF DATE      REMAINING
LOAN TYPE                        LOANS        BALANCE (1)       BALANCE          RATE      U/W DSCR   LTV RATIO (1)   IO PERIOD (1)
-----------------------------------------------------------------------------------------------------------------------------------
Balloons with Partial IO Term      28       $  480,739,944        67.5%        5.874%       1.23x        76.9%              53
Balloons without IO Term           60          163,084,786        22.9%        6.231%       2.12         60.6%             N/A
Interest Only Balloon Loans         2           65,500,000         9.2%        6.933%       1.66         51.4%              75
Fully Amortizing                    2            2,955,718         0.4%        6.513%       3.21         16.0%             N/A
                               ----------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:            92       $  712,280,448       100.0%        6.055%       1.48X        70.6%             N/A
                               ====================================================================================================

(1)  ASSUMES A CUT-OFF DATE IN SEPTEMBER 2006.


You have requested that Credit Suisse Securities (USA) LLC, LaSalle Financial Services, Inc., Keybanc Capital Markets, Barclays Capital Inc., RBS Greenwich Capital and Wachovia Securities (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

CSMC 2006-C4       COLLATERAL AND STRUCTURAL TERM SHEET       SEPTEMBER 8, 2006


                     GROUP NO. 2 ORIGINAL AMORTIZATION TERMS

                                                                                    WEIGHTED
                           NUMBER OF                             PERCENTAGE OF      AVERAGE                       WEIGHTED
     RANGE OF             UNDERLYING          CUT-OFF DATE         INITIAL          MORTGAGE      WEIGHTED        AVERAGE
ORIGINAL AMORTIZATION      MORTGAGE           PRINCIPAL          LOAN GROUP 2       INTEREST      AVERAGE       CUT-OFF DATE
   TERMS (MONTHS)           LOANS             BALANCE (1)          BALANCE            RATE        U/W DSCR      LTV RATIO (1)
-----------------------------------------------------------------------------------------------------------------------------
    Interest Only             2          $    65,500,000                9.2%         6.933%         1.66x           51.4%
    120  - 300                7               18,561,123                2.6%         6.310%          1.77           61.6%
    301  - 360               74              410,642,826               57.7%         6.142%          1.34           72.7%
    361    720                9              217,576,500               30.5%         5.605%          1.66           73.0%
                         ----------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:      92          $   712,280,448              100.0%         6.055%         1.48X           70.6%
                         ====================================================================================================

MAXIMUM ORIGINAL AMORTIZATION TERM (MONTHS) (2):                              480
MINIMUM ORIGINAL AMORTIZATION TERM (MONTHS) (2):                              120
WTD. AVG. ORIGINAL AMORTIZATION TERM (MONTHS) (2):                            363

(1)  ASSUMES A CUT-OFF DATE IN SEPTEMBER 2006.
(2)  DOES NOT INCLUDE LOANS WITH INTEREST ONLY PAYMENTS UNTIL THE MATURITY DATE.

                  GROUP NO. 2 REMAINING AMORTIZATION TERMS (1)

                                                                                       WEIGHTED
                                NUMBER OF                          PERCENTAGE OF       AVERAGE                        WEIGHTED
RANGE OF                       UNDERLYING         CUT-OFF DATE       INITIAL           MORTGAGE       WEIGHTED         AVERAGE
REMAINING AMORTIZATION          MORTGAGE           PRINCIPAL       LOAN GROUP 2        INTEREST        AVERAGE      CUT-OFF DATE
TERMS (MONTHS)(1)                LOANS            BALANCE (1)        BALANCE             RATE         U/W DSCR      LTV RATIO (1)
---------------------------------------------------------------------------------------------------------------------------------
Interest Only                       2          $    65,500,000          9.2%            6.933%          1.66x           51.4%
118    -    299                     5               12,039,123          1.7%            6.357%           2.04           53.8%
300    -    360                    76              417,164,826         58.6%            6.144%           1.34           72.8%
361    -    718                     9              217,576,500         30.5%            5.605%           1.66           73.0%
                              ---------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:            92          $   712,280,448        100.0%            6.055%          1.48X           70.6%
                              ===================================================================================================


MAXIMUM REMAINING AMORTIZATION TERM (MONTHS) (1)(2):                          478
MINIMUM REMAINING AMORTIZATION TERM (MONTHS) (1)(2):                          118
WTD. AVG. REMAINING AMORTIZATION TERM (MONTHS) (1)(2):                        363

(1)  ASSUMES A CUT-OFF DATE IN SEPTEMBER 2006.

(2) DOES NOT INCLUDE MORTGAGE LOANS WITH INTEREST ONLY PAYMENTS UNTIL ARD/MATURITY DATE.


           GROUP NO. 2 ORIGINAL TERMS TO STATED MATURITY

                                                                                                        WEIGHTED
                                                    NUMBER OF                         PERCENTAGE OF     AVERAGE        WEIGHTED
          RANGE OF                 UNDERLYING     CUT-OFF DATE         INITIAL           MORTGAGE       WEIGHTED       AVERAGE
       ORIGINAL TERMS              MORTGAGE         PRINCIPAL        LOAN GROUP(2)       INTEREST       AVERAGE      CUT-OFF DATE
TO STATED MATURITY (MONTHS) (1)      LOANS          BALANCE (2)        BALANCE             RATE        U/W DSCR      LTV RATIO (2)
-----------------------------------------------------------------------------------------------------------------------------------
  60   -    84                          2         $   48,272,000           6.8%           7.216%          1.25x          66.6%
  85   -   120                         72            508,995,279          71.5%           5.969%           1.56          69.7%
 121   -   240                         18            155,013,169          21.8%           5.979%           1.28          74.7%
                                  -------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                92         $  712,280,448         100.0%           6.055%          1.48X          70.6%
                                  =================================================================================================

MAXIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):                        240
MINIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):                         60
WTD. AVG. ORIGINAL TERM TO STATED MATURITY (MONTHS) (1):                      117

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSE OF THE FOREGOING TABLE.
(2)  ASSUMES A CUT-OFF DATE IN SEPTEMBER 2006.

              GROUP NO. 2 REMAINING TERMS TO STATED MATURITY (1,2)

                                                                                         WEIGHTED
                                      NUMBER OF                         PERCENTAGE OF    AVERAGE                       WEIGHTED
         RANGE OF                     UNDERLYING     CUT-OFF DATE          INITIAL       MORTGAGE       WEIGHTED       AVERAGE
       REMAINING TERMS                MORTGAGE        PRINCIPAL         LOAN GROUP 2     INTEREST       AVERAGE      CUT-OFF DATE
TO STATED MATURITY (MONTHS) (1)(2)      LOANS         BALANCE (2)          BALANCE          RATE        U/W DSCR    LTV RATIO (2)
-----------------------------------------------------------------------------------------------------------------------------------
    58     -     84                        2       $    48,272,000           6.8%          7.216%        1.25x           66.6%
    85     -    120                       85           593,180,577          83.3%          6.013%        1.51            70.4%
   121     -    238                        5            70,827,871           9.9%          5.617%        1.35            74.6%
                                      ---------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                   92       $   712,280,448         100.0%          6.055%        1.48X           70.6%
                                      =============================================================================================

MAXIMUM REMAINING TERM TO STATED MATURITY (MONTHS) (1)(2):                    237
MINIMUM REMAINING TERM TO STATED MATURITY (MONTHS) (1)(2):                     58
WTD. AVG. REMAINING TERM TO STATED MATURITY (MONTHS) (1)(2):                  113

(1) IN THE CASE OF ARD LOANS, THE ANTICIPATED REPAYMENT DATE IS ASSUMED TO BE THE MATURITY DATE FOR THE PURPOSE OF THE FOREGOING TABLE.
(2)  ASSUMES A CUT-OFF DATE IN SEPTEMBER 2006.

You have requested that Credit Suisse Securities (USA) LLC, LaSalle Financial Services, Inc., Keybanc Capital Markets, Barclays Capital Inc., RBS Greenwich Capital and Wachovia Securities (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

CSMC 2006-C4       COLLATERAL AND STRUCTURAL TERM SHEET       SEPTEMBER 8, 2006

                        GROUP NO. 2 CUT-OFF DATE PRINCIPAL BALANCES (1)

                                                                                          WEIGHTED
                                      NUMBER OF                         PERCENTAGE OF     AVERAGE                      WEIGHTED
                                     UNDERLYING       CUT-OFF DATE        INITIAL         MORTGAGE      WEIGHTED        AVERAGE
     RANGE OF CUT-OFF DATE             MORTGAGE          PRINCIPAL       LOAN GROUP 2     INTEREST      AVERAGE       CUT-OFF DATE
     PRINCIPAL BALANCES (1)              LOANS          BALANCE (1)        BALANCE          RATE        U/W DSCR     LTV RATIO (1)
-----------------------------------------------------------------------------------------------------------------------------------
   $172,960    -      1,000,000            15       $    11,615,221              1.6%      6.362%         3.43x          44.7%
  1,000,001    -      1,500,000            12            16,009,297              2.2%      6.305%          3.01          51.3%
  1,500,001    -      2,000,000            13            22,173,213              3.1%      6.284%          1.77          60.5%
  2,000,001    -      3,000,000            15            38,079,676              5.3%      6.223%          1.93          58.2%
  3,000,001    -      4,000,000            10            35,510,422              5.0%      6.182%          1.45          68.8%
  4,000,001    -      5,000,000             4            17,731,577              2.5%      6.314%          1.82          59.7%
  5,000,001    -      6,000,000             3            16,723,034              2.3%      5.953%          1.26          73.9%
  6,000,001    -      7,000,000             4            25,358,491              3.6%      6.136%          1.27          74.8%
  7,000,001    -      8,000,000             3            21,750,000              3.1%      6.334%          1.22          78.5%
  8,000,001    -     10,000,000             1             8,244,232              1.2%      5.920%          6.48          10.4%
 10,000,001    -     12,000,000             2            21,950,000              3.1%      6.440%          1.25          76.6%
 12,000,001    -     15,000,000             2            27,728,664              3.9%      6.093%          1.24          71.5%
 15,000,001    -     20,000,000             2            35,486,677              5.0%      6.189%          1.99          45.3%
 20,000,001    -     40,000,000             2            68,024,381              9.6%      6.272%          1.27          71.5%
 40,000,001    -     65,000,000             3           150,800,000             21.2%      6.283%          1.22          74.5%
 65,000,001    -    250,000,000             1           195,095,563             27.4%      5.560%          1.20          79.8%
                                    -----------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                    92       $   712,280,448            100.0%      6.055%          1.48X         70.6%
                                    ===============================================================================================

MAXIMUM CUT-OFF DATE PRINCIPAL BALANCE (1):                                   $195,095,563
MINIMUM CUT-OFF DATE PRINCIPAL BALANCE (1):                                       $172,960
AVERAGE CUT-OFF DATE PRINCIPAL BALANCE (1):                                     $7,742,179

(1)  ASSUMES A CUT-OFF DATE IN SEPTEMBER 2006.

                       GROUP NO. 2 MORTGAGE INTEREST RATES

                                                                                       WEIGHTED
                             NUMBER OF                            PERCENTAGE OF         AVERAGE                      WEIGHTED
                             UNDERLYING         CUT-OFF DATE         INITIAL           MORTGAGE     WEIGHTED         AVERAGE
          RANGE OF            MORTGAGE            PRINCIPAL        LOAN GROUP 2        INTEREST     AVERAGE        CUT-OFF DATE
MORTGAGE INTEREST RATES        LOANS             BALANCE (1)         BALANCE             RATE       U/W DSCR      LTV RATIO (1)
--------------------------------------------------------------------------------------------------------------------------------
  5.516%   -   5.750%            4            $    264,187,314         37.1%           5.553%        1.23x            78.9%
  5.751%   -   6.000%           14                  94,994,884         13.3%           5.954%         2.16            55.7%
  6.001%   -   6.250%           28                 131,127,274         18.4%           6.159%         1.74            62.0%
  6.251%   -   6.500%           30                 108,893,517         15.3%           6.349%         1.37            71.6%
  6.501%   -   6.750%           10                  61,408,863          8.6%           6.675%         1.26            77.6%
  6.751%   -   7.000%            5                   4,668,596          0.7%           6.796%         1.97            65.3%
  7.001%   -   7.810%            1                  47,000,000          6.6%           7.233%         1.25            66.2%
                           -----------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:         92            $    712,280,448        100.0%           6.055%        1.48X            70.6%
                           =====================================================================================================

MAXIMUM MORTGAGE INTEREST RATE:                                               7.233%
MINIMUM MORTGAGE INTEREST RATE:                                               5.516%
WTD. AVG. MORTGAGE INTEREST RATE:                                             6.055%

(1)  ASSUMES A CUT-OFF DATE IN SEPTEMBER 2006.


              GROUP NO. 2 UNDERWRITTEN DEBT SERVICE COVERAGE RATIOS

                                                                                     WEIGHTED
                               NUMBER OF                          PERCENTAGE OF       AVERAGE                        WEIGHTED
                               UNDERLYING       CUT-OFF DATE        INITIAL          MORTGAGE        WEIGHTED         AVERAGE
          RANGE OF              MORTGAGE         PRINCIPAL        LOAN GROUP 2        INTEREST        AVERAGE        CUT-OFF DATE
         U/W DSCRS               LOANS          BALANCE (1)         BALANCE            RATE          U/W DSCR      LTV RATIO (1)
----------------------------------------------------------------------------------------------------------------------------------
   1.13x     -     1.22            20        $   375,517,632            52.7%         5.757%          1.20x             78.6%
    1.23     -     1.26            17            156,703,384            22.0%         6.658%           1.25             72.8%
    1.27     -     1.30             9             64,928,034             9.1%         6.056%           1.29             70.3%
    1.31     -     1.35            10             33,721,142             4.7%         6.365%           1.33             72.0%
    1.36     -     1.40             6             11,532,743             1.6%         6.274%           1.37             72.4%
    1.41     -     1.45             4              4,763,533             0.7%         6.566%           1.42             74.7%
    1.46     -     1.80             3              3,361,395             0.5%         6.255%           1.60             66.0%
    1.81     -    15.33            23             61,752,585             8.7%         6.080%           4.08             15.0%
                               ---------------------------------------------------------------------------------------------------
 TOTAL/WEIGHTED AVERAGE:           92        $   712,280,448           100.0%         6.055%          1.48X             70.6%
                               ===================================================================================================

MAXIMUM U/W DSCR:                                                    15.33X
MINIMUM U/W DSCR:                                                     1.13X
WTD. AVG. U/W DSCR:                                                   1.48X


(1)  ASSUMES A CUT-OFF DATE IN SEPTEMBER 2006.


                GROUP NO. 2 CUT-OFF DATE LOAN-TO-VALUE RATIOS (1)

                                                                                         WEIGHTED
                                 NUMBER OF                            PERCENTAGE OF      AVERAGE                       WEIGHTED
                                UNDERLYING         CUT-OFF DATE          INITIAL         MORTGAGE      WEIGHTED        AVERAGE
RANGE OF CUT-OFF DATE            MORTGAGE           PRINCIPAL         LOAN GROUP 2       INTEREST      AVERAGE       CUT-OFF DATE
LOAN-TO-VALUE RATIOS (1)           LOANS            BALANCE (1)          BALANCE           RATE        U/W DSCR     LTV RATIO (1)
----------------------------------------------------------------------------------------------------------------------------------
  4.6%      -    60.0%              26           $    65,418,655            9.2%          6.090%          3.94x          17.1%
 60.1%      -    65.0%               4                21,405,676            3.0%          6.030%           1.25          64.8%
 65.1%      -    70.0%              10               110,731,986           15.5%          6.562%           1.28          66.7%
 70.1%      -    73.0%               6                18,906,740            2.7%          6.186%           1.23          72.3%
 73.1%      -    75.0%              11                34,299,481            4.8%          6.283%           1.24          74.6%
 75.1%      -    80.0%              35               461,517,910           64.8%          5.908%           1.22          78.9%
                               ---------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:             92           $   712,280,448          100.0%          6.055%          1.48X          70.6%
                               ===================================================================================================

MAXIMUM CUT-OFF DATE LTV RATIO (1):                          80.0%
MINIMUM CUT-OFF DATE LTV RATIO (1):                           4.6%
WTD. AVG. CUT-OFF DATE LTV RATIO (1):                        70.6%


(1)  ASSUMES A CUT-OFF DATE IN SEPTEMBER 2006.


You have requested that Credit Suisse Securities (USA) LLC, LaSalle Financial Services, Inc., Keybanc Capital Markets, Barclays Capital Inc., RBS Greenwich Capital and Wachovia Securities (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

CSMC 2006-C4       COLLATERAL AND STRUCTURAL TERM SHEET       SEPTEMBER 8, 2006

     GROUP NO. 2 UNDERLYING MORTGAGED REAL PROPERTIES BY OWNERSHIP INTEREST

                                                                                     WEIGHTED
                             NUMBER OF                             PERCENTAGE OF     AVERAGE                         WEIGHTED
                             MORTGAGED          CUT-OFF DATE          INITIAL        MORTGAGE        WEIGHTED        AVERAGE
                               REAL               PRINCIPAL         LOAN GROUP 2     INTEREST        AVERAGE       CUT-OFF DATE
FEE/LEASEHOLD               PROPERTIES           BALANCE (1)          BALANCE         RATES          U/W DSCR      LTV RATIO (1)
--------------------------------------------------------------------------------------------------------------------------------
Fee                             107           $   651,480,448           91.5%         6.106%           1.51x            69.8%
Leasehold                         1                60,800,000            8.5%         5.516%            1.20            79.1%
                           -----------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:         108           $   712,280,448          100.0%         6.055%           1.48X            70.6%
                           =====================================================================================================

(1)  ASSUMES A CUT-OFF DATE IN SEPTEMBER 2006.

                     GROUP NO. 2 YEARS BUILT/YEARS RENOVATED

                                                                                  WEIGHTED
                           NUMBER OF                           PERCENTAGE OF       AVERAGE                       WEIGHTED
                           MORTGAGED         CUT-OFF DATE         INITIAL         MORTGAGE       WEIGHTED         AVERAGE
  RANGE OF YEARS             REAL             PRINCIPAL         LOAN GROUP 2      INTEREST       AVERAGE       CUT-OFF DATE
 BUILT/RENOVATED(1)       PROPERTIES         BALANCE (2)          BALANCE           RATE         U/W DSCR      LTV RATIO (2)
-----------------------------------------------------------------------------------------------------------------------------
 1955    -    1985             10        $    26,451,948             3.7%          6.462%          1.28x           75.5%
 1986    -    1994             15             41,170,040             5.8%          6.188%           1.90           59.6%
 1995    -    1998              8             25,784,629             3.6%          6.013%           2.05           48.9%
 1999    -    2000             12             42,845,700             6.0%          6.024%           2.32           45.6%
 2001    -    2004             23            165,433,949            23.2%          6.258%           1.73           69.3%
 2005    -    2006             40            410,594,182            57.6%          5.940%           1.23           75.8%
                          ---------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:       108        $   712,280,448           100.0%          6.055%          1.48X           70.6%
                          ===================================================================================================

MOST RECENT YEAR BUILT/RENOVATED (1):                                    2006
OLDEST YEAR BUILT/RENOVATED (1):                                         1955
WTD. AVG. YEAR BUILT/RENOVATED (1):                                      2002

(1)  YEARS BUILT/RENOVATED REFLECTS THE LATER OF THE YEAR BUILT AND YEAR
     RENOVATED.
(2)  ASSUMES A CUT-OFF DATE IN SEPTEMBER 2006.


                   GROUP NO. 2 OCCUPANCY RATES AT UNDERWRITING

                                                                                           WEIGHTED
                                   NUMBER OF                         PERCENTAGE OF      AVERAGE                       WEIGHTED
                                   MORTGAGED       CUT-OFF DATE       INITIAL          MORTGAGE      WEIGHTED        AVERAGE
      RANGE OF                        REAL          PRINCIPAL        LOAN GROUP 2       INTEREST      AVERAGE       CUT-OFF DATE
OCCUPANCY RATES AT U/W (1)         PROPERTIES       BALANCE (2)        BALANCE            RATE        U/W DSCR     LTV RATIO (2)
----------------------------------------------------------------------------------------------------------------------------------
  66%    -      85%                     9        $    77,415,499         10.9%          6.544%         1.24x            71.5%
  86%    -      90%                    11            135,902,853         19.1%          5.989%          1.22            76.3%
  91%    -      93%                    13             70,573,369          9.9%          6.107%          1.24            78.3%
  94%    -      95%                    12            113,430,954         15.9%          6.077%          1.24            76.3%
  96%    -      97%                    17            119,888,158         16.8%          5.969%          1.24            77.0%
  98%    -     100%                    24            134,116,503         18.8%          5.866%          1.23            74.9%
                                  ------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:                86        $   651,327,337         91.4%          6.054%         1.23X            75.8%
                                  ================================================================================================

MAXIMUM OCCUPANCY RATE AT U/W (1):                    100%
MINIMUM OCCUPANCY RATE AT U/W (1):                     66%
WTD. AVG. OCCUPANCY RATE AT U/W (1):                   93%

(1)  HOTEL AND COOPERATIVE PROPERTIES ARE NOT INCLUDED.
(2)  ASSUMES A CUT-OFF DATE IN SEPTEMBER 2006.

You have requested that Credit Suisse Securities (USA) LLC, LaSalle Financial Services, Inc., Keybanc Capital Markets, Barclays Capital Inc., RBS Greenwich Capital and Wachovia Securities (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

CSMC 2006-C4       COLLATERAL AND STRUCTURAL TERM SHEET       SEPTEMBER 8, 2006

                           SIGNIFICANT MORTGAGE LOANS


                                                           PERCENTAGE
                                               CUT-OFF     OF INITIAL                                                    CUT-OFF
                                                 DATE       MORTGAGE                             MORTGAGE                 DATE
                               PROPERTY        PRINCIPAL     POOL                   LOAN PER     INTEREST       U/W       LTV
 # LOAN NAME                     TYPE         BALANCE (1)   BALANCE     SF/UNITS   SF/UNITS(1)     RATE         DSCR     RATIO (1)
 1 11 Madison Avenue            Office     $   806,000,000      18.9%   2,236,139   $     360      5.7700%      1.05x       71.3%

 2 280 Park Avenue              Office     $   300,000,000       7.0%   1,206,807   $     365(2)   6.8529% (3)  1.56x(2)    34.8%(2)

 3 Babcock & Brown FX 3      Multifamily   $   195,095,563       4.6%       3,719   $  52,459      5.5599%(4)   1.20x       79.8%

 4 The Ritz-Carlton
    South Beach                 Hotel      $   181,000,000       4.2%         376   $ 481,383      6.3725%      1.33x       74.5%

 5 Carlton Hotel on Madison     Hotel      $   100,000,000       2.3%         316   $ 316,456      6.3450%      1.54x       58.1%

 6 The Dream Hotel              Hotel      $   100,000,000       2.3%         220   $ 454,545      6.6420%      1.39x       73.5%

 7 Galileo Portfolio            Retail     $    82,446,000       1.9%   1,067,241   $      77      5.9700%      1.42x       70.8%

 8 Harwood Center               Office     $    81,000,000       1.9%     731,716   $     111      6.2441%(5)   1.20x       79.4%

 9 3434 North Washington
    Boulevard                   Office     $    64,000,000       1.5%     205,372   $     312      6.2402%(6)   1.23x       72.6%

10 The Edge at Avenue North  Multifamily   $    60,800,000       1.4%         799   $  76,095      5.5160%      1.20x       79.1%

   TOTAL / WTD. AVG.                       $ 1,970,341,563      46.1%        N/A          N/A      6.0782%      1.24X       66.9%

(1)  Based on a September 2006 Cut-off Date
(2)  Calculations are based on the $440,000,000 280 Park Avenue Mortgage Loan
(3)  The interest rate on the 280 Park Avenue Loan is 6.8528631818%
(4)  The interest rate on the Babcock & Brown FX 3 Loan is 5.559927773%
(5)  The interest rate on the Harwood Center Loan is 6.244062%
(6)  The interest rate on the 3434 North Washington Boulevard Loan is
     6.24015625%

You have requested that Credit Suisse Securities (USA) LLC, LaSalle Financial Services, Inc., Keybanc Capital Markets, Barclays Capital Inc., RBS Greenwich Capital and Wachovia Securities (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

CSMC 2006-C4       COLLATERAL AND STRUCTURAL TERM SHEET       SEPTEMBER 8, 2006

                                11 MADISON AVENUE




                        [PLACEHOLDER FOR PHOTO AND MAP]












You have requested that Credit Suisse Securities (USA) LLC, LaSalle Financial Services, Inc., Keybanc Capital Markets, Barclays Capital Inc., RBS Greenwich Capital and Wachovia Securities (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

CSMC 2006-C4       COLLATERAL AND STRUCTURAL TERM SHEET       SEPTEMBER 8, 2006

                                11 MADISON AVENUE

                                LOAN INFORMATION

ORIGINAL PRINCIPAL BALANCE: $806,000,000

CUT-OFF DATE PRINCIPAL
BALANCE(1):                 $806,000,000

FIRST PAYMENT DATE:         October 11, 2006

MORTGAGE INTEREST RATE:     5.770% per annum

AMORTIZATION TERM:          N/A(2)

HYPERAMORTIZATION:          N/A

ARD DATE:                   N/A

MATURITY DATE:              September 11, 2016

MATURITY BALANCE:           $806,000,000

INTEREST CALCULATION:       Actual/360

CALL PROTECTION:            Prepayment Lockout until June 11, 2016
                            Defeasance Lockout until 2 years after
                            securitization.

LOAN PER SF(1):             $360

UP-FRONT RESERVES:          Non-CS Lease Rollover

                            Reserve:                     $4,500,000(3)

                            Required Repair Fund:        $  150,713

                            Interest Reserve:            $2,200,000

ONGOING RESERVES:           Tax and Insurance Reserve:   Yes

                            Replacement Reserve:         Yes(4)

                            CS Lease Rollover Reserve:   Yes(5)

LOCKBOX:                    Hard

SUBORDINATE FINANCING:      None

                    PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:        Single Asset

PROPERTY TYPE:                 Office

PROPERTY SUB-TYPE:             Central Business District

LOCATION:                      New York, New York

YEAR BUILT/RENOVATED:          1932/1997

SQUARE FEET:                   2,236,139

OCCUPANCY AT U/W(6):           100%

OWNERSHIP INTEREST(7):         Fee

                                 % OF TOTAL        LEASE
MAJOR TENANT(S)        NRSF          NRSF        EXPIRATION
---------------        ----          ----        ----------
Credit Suisse        1,925,401      86.1%         4/30/2017
AON                    138,072       6.2%         4/19/2013
Omnicom                 95,557       4.3%         9/27/2008

PROPERTY MANAGEMENT:           Cushman & Wakefield

U/W NCF:                       $49,701,245

U/W DSCR:                      1.05x(8)

APPRAISED VALUE:               $1,130,000,000

APPRAISAL DATE:                9/1/2006

CUT-OFF DATE LTV RATIO(1):     71.3%

MATURITY/ARD LTV RATIO:        71.3%

(1)  Based on the September 2006 cut-off date principal balance.

(2)  The 11 Madison Avenue Loan is interest-only for the entire term.

(3) The Non-CS lease rollover reserve was established at closing to fund tenant improvements and leasing commissions in connection with the rollover of the Non-Credit Suisse leases at the property.

(4) The borrower is required to deposit $18,635 per month into a replacement reserve to fund ongoing repairs and replacements.

(5) The CS lease rollover reserve will be funded, prior to an excess cash flow sweep termination event, from excess cash flow generated each month from the property, to fund tenant improvements and leasing commissions in connection with the rollover of the CS leases at the property. Such funding prior to an excess cash flow sweep termination event will be at the rate of 75% of excess cash flow to the CS lease rollover reserve and 25% of excess cash flow to the borrower until the borrower has received aggregate payments of $10,000,000, and thereafter all excess cash flow shall be deposited into the CS lease rollover reserve. Until an Excess Cash Flow Sweep Termination Event, the sponsor shall guarantee any Excess Cash Flow distributed to the borrower, subject to credits for borrower expenditures on account of certain tenant improvements and leasing commissions.

(6)  Based on the August 2006 rent roll.

(7) For purposes of the table above, the borrower's interest in the mortgaged property has been classified as a fee interest. The portion of the 11 Madison Avenue Property leased to CS, the IDA premises, is owned in fee by the New York City Industrial Development Agency which in turn leases its interest in the 11 Madison Avenue Property to the borrower. Upon the termination of the IDA lease, fee title to the IDA premises reverts to the borrower. The security for the 11 Madison Avenue Loan includes the borrower's leasehold interest in the IDA premises under the IDA lease as well as the borrower's fee interest in the reversion of fee title to the IDA premises. The IDA lease, although technically a ground lease, is in reality a tax reduction vehicle that, because of the fee reversion, does not pose the traditional risks that are of concern with respect to mortgages of leasehold interests and is therefore substantively equivalent to, and classified herein as, a fee rather than a leasehold interest.

(8) Based on as-is underwriting. Debt service coverage ratio based on prospective as-stabilized underwriting is 1.26x.

You have requested that Credit Suisse Securities (USA) LLC, LaSalle Financial Services, Inc., Keybanc Capital Markets, Barclays Capital Inc., RBS Greenwich Capital and Wachovia Securities (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

CSMC 2006-C4       COLLATERAL AND STRUCTURAL TERM SHEET       SEPTEMBER 8, 2006

                                11 MADISON AVENUE

                             ADDITIONAL INFORMATION

o 11 Madison Avenue (the "Subject" or the "Property") is a 29-story Class A office property built in three phases between 1932 and 1950, containing 2,236,139 square feet of net rentable area on a 83,940 square foot parcel of land.

o The Art-deco building features a limestone and granite facade. The building's imposing three-story lobby is beautifully appointed with coffered ceilings, pink granite floors and gold vein marble walls. The building was originally designed to be a 100-story tower, but was scaled back due to the onset of the Great Depression. The Subject's 29 floors are serviced by 46 elevators.

o The Subject is located on the entire block bounded by Madison Avenue, Park Avenue South, East 24th Street and East 25th Street. It underwent an extensive renovation approaching $400 million between 1994 and 1997, transforming this Property from a pre-war corporate headquarters facility to a high quality, state-of-the-art world headquarters building. Renovations included refurbishing the limestone and granite exterior, replacement of the windows, replacement of the mechanical, electrical and plumbing systems and installation of back-up power generators and fuel storage. As part of creating their headquarters space, Credit Suisse invested an additional $300 million into the Property, resulting in $700 million of total renovation costs.

o The Property was 100% occupied as of August 1, 2006 by a roster of tenants paying a weighted average rent of $21.06 PSF. Major tenants at the Subject include Credit Suisse (Aa3/AA-/AA-), AON Corporation (Baa2/BBB+/BBB+), Omnicom Group Inc. (Baa1/A-/A-) and Union Square Hospitality.

o Credit Suisse is the largest tenant, occupying 1,925,401 (86.1% of GLA) square feet at a weighted average rent of $20.10 PSF. Credit Suisse has one lease expiring in 2011, two in 2013 and the rest in 2017. 104,014 SF (4.7% of GLA) is subleased from GFT USA Corp. and Gould Paper. Formerly known as Credit Suisse First Boston, Credit Suisse is part of the Swiss banking firm, Credit Suisse Group, which operates in more than 50 countries worldwide. Credit Suisse offers clients a wide range of products and services throughout several integrated core businesses, including securities underwriting, sales and trading, investment banking, private equity, alternative assets, financial advisory services, investment research and asset management. Credit Suisse is a leading investment bank serving institutional, corporate, government and high net worth clients.

o The second largest tenant is AON Corporation, which occupies 138,072 square feet (6.2% of GLA) at $28.75 PSF through April 2013. AON is a leading provider of risk management services, insurance and reinsurance brokerage services, human capital and management consulting and specialty insurance underwriting. AON sublets its space to IBM.

o The third largest tenant is Omnicom Group Inc., which occupies 95,557 square feet (4.3% of GLA) at $28.25 PSF through September 2008. Omnicom is a strategic holding company that manages a portfolio of global market leaders. Its companies operate in the disciplines of advertising, marketing services, specialty communications, interactive/digital media and media buying services.

o Danny Meyer's Union Square Hospitality, which occupies 21,058 square feet (1.0% of GLA), operates as two restaurants (Eleven Madison Park and Tabla) and is the primary retail tenant of the building. Eleven Madison Park opened in October 1998 and promptly earned a James Beard nomination as Best New Restaurant in America, and won a coveted spot in Esquire magazine's Best New Restaurants. More recently, Eleven Madison Park won the 2004 James Beard Award for Outstanding Service in America. Tabla combines the heritage of Indian spice with the freshest of green market foods. This trendy restaurant, often requiring reservations at least one month in advance, blends American and Indian styles in both its decor and cuisine.



You have requested that Credit Suisse Securities (USA) LLC, LaSalle Financial Services, Inc., Keybanc Capital Markets, Barclays Capital Inc., RBS Greenwich Capital and Wachovia Securities (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

CSMC 2006-C4       COLLATERAL AND STRUCTURAL TERM SHEET       SEPTEMBER 8, 2006

                                11 MADISON AVENUE

                       ADDITIONAL INFORMATION (CONTINUED)

o The Subject is located in the Midtown South Submarket. The local area is defined by 14th and 31st Streets on the south and north, and the East River and Hudson River on the east and west. Madison Square Park is located centrally in the neighborhood. The area, through a well publicized resurgence and revival over the last five to ten years has been transformed into a trendy, upscale location for restaurants, nightclubs, galleries, theaters and universities. The Madison Square Park views, access and building construction make the subject competitive with upper tier primary space in Midtown South. Many nearby options for transportation include several subway stations including the 6, N and R that provide access to all five boroughs through the Port Authority Bus Terminal and Penn Station, and buses running along every avenue and cross-town buses at 14th, 23rd and 34th Streets.

o According to Cushman & Wakefield, as of 2Q 2006, the Class A Midtown South New York Office Market had 13.4 million square feet of office space among 22 buildings. In the same period, the Midtown South Market exhibited an overall vacancy rate of 4.9% with an average asking rent of $37.26 PSF. In the Madison/Union Square submarket, 2Q overall vacancy was 3.1% with an average asking rent of $42.43 PSF. Based on the current average in-place rent at the Subject, there exists tremendous opportunity for long-term NOI growth as spaces are re-leased at market rents upon the expiration of current leases.

o The Borrower, 11 Madison Avenue LLC, is a single purpose bankruptcy-remote entity controlled by The Sapir Organization. The Sapir Organization owns and operates an extensive citywide portfolio totaling approximately seven million square feet. The organization owns a global portfolio of companies involved in commercial real estate, real estate development and construction, gaming, mobile-telecom content and energy commodities trading. The Sapir Organization plans to continue to acquire, reposition and maximize assets in prime locations in New York and other major real estate markets.

o Cushman & Wakefield is the property manager. Having its origins from the early 1900's, C&W's management expertise has a proven track record of cutting costs, increasing efficiencies, improving the quality of service and enhancing the value of every facility under management. According to their 2005 Anuual Report, C&W manages more than 7,000 properties encompassing more than 40 million square feet.



You have requested that Credit Suisse Securities (USA) LLC, LaSalle Financial Services, Inc., Keybanc Capital Markets, Barclays Capital Inc., RBS Greenwich Capital and Wachovia Securities (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

CSMC 2006-C4       COLLATERAL AND STRUCTURAL TERM SHEET       SEPTEMBER 8, 2006

                                11 MADISON AVENUE



LEASE ROLLOVER SCHEDULE (1)


                                                                                           % OF TOTAL BASE      CUMULATIVE % OF
                # OF LEASES     AVERAGE BASE RENT      % OF TOTAL SF      CUMULATIVE %     RENTAL REVENUES       TOTAL RENTAL
    YEAR          ROLLING         PER SF ROLLING          ROLLING         OF SF ROLLING        ROLLING         REVENUES ROLLING
    2007             2                $75.05                0.0%              0.0%               0.2%                0.2%
    2008             1                $28.25                4.3%              4.3%               5.7%                5.9%
    2011             3               $418.50                0.0%              4.3%               0.4%                6.3%
    2013             5                $26.48               12.9%              17.3%             16.3%                22.6%
   > 2016           18                $19.72               82.5%              99.7%             77.4%               100.0%
   Vacant           N/A                N/A                  0.3%             100.0%              N/A                  N/A

(1)  Data based on rent roll dated 8/1/2006.



You have requested that Credit Suisse Securities (USA) LLC, LaSalle Financial Services, Inc., Keybanc Capital Markets, Barclays Capital Inc., RBS Greenwich Capital and Wachovia Securities (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

CSMC 2006-C4       COLLATERAL AND STRUCTURAL TERM SHEET       SEPTEMBER 8, 2006







                      [THIS PAGE INTENTIONALLY LEFT BLANK]











You have requested that Credit Suisse Securities (USA) LLC, LaSalle Financial Services, Inc., Keybanc Capital Markets, Barclays Capital Inc., RBS Greenwich Capital and Wachovia Securities (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

CSMC 2006-C4       COLLATERAL AND STRUCTURAL TERM SHEET       SEPTEMBER 8, 2006

                                 280 PARK AVENUE









                         [PLACEHOLDER FOR PHOTO AND MAP]




You have requested that Credit Suisse Securities (USA) LLC, LaSalle Financial Services, Inc., Keybanc Capital Markets, Barclays Capital Inc., RBS Greenwich Capital and Wachovia Securities (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

CSMC 2006-C4       COLLATERAL AND STRUCTURAL TERM SHEET       SEPTEMBER 8, 2006

                                 280 PARK AVENUE

                                LOAN INFORMATION

PRINCIPAL BALANCE(1)(2):      ORIGINAL        CUT-OFF DATE
                              --------        ------------
280 PARK AVENUE LOAN:     $300,000,000        $300,000,000

280 PARK AVENUE PARI
PASSU COMPANION LOAN:     $140,000,000        $140,000,000

280 PARK AVENUE TOTAL
LOAN:                     $440,000,000        $440,000,000

FIRST PAYMENT DATE:       July 11, 2006

MORTGAGE INTEREST RATE:   6.85286318180% per annum

AMORTIZATION TERM:        360 months(3)

HYPERAMORTIZATION:        N/A

ARD DATE:                 N/A

MATURITY DATE:            June 11, 2016

MATURITY/ARD BALANCE:     $291,225,124

INTEREST CALCULATION:     Actual/360

CALL PROTECTION:          Lockout/defeasance until the date
                          that is three months prior to the
                          Maturity Date.

LOAN PER SF(1):           $365

UP-FRONT RESERVES:        Engineering Reserve:                     $66,750

                          Tenant Improvement and Leasing
                          Commission Reserve:                  $30,100,502

                          Debt Service Payment Reserve:       $115,000,000(4)

ONGOING RESERVES:         Tax and Insurance Reserve:                   Yes

                          Replacement Reserve:                    $241,361

                          Tenant Improvement and Leasing
                          Commission Reserve:                   $1,206,807

LOCKBOX:                  Hard
SUBORDINATE FINANCING:    Yes(5)

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:        Single Asset
PROPERTY TYPE:                 Office
PROPERTY SUB-TYPE:             Central Business District
LOCATION:                      New York, New York
YEAR BUILT/RENOVATED:          1961/N/A
SQUARE FEET:                   1,206,807
OCCUPANCY AT U/W(6):           98%
OWNERSHIP INTEREST:            Fee

                               % OF TOTAL        LEASE
MAJOR TENANTS(7)       NRSF        NRSF        EXPIRATION
-------------          ----        ----        ----------
Deutsche Bank         337,868     28.0%         2/28/2011

National Football
League                205,145     17.0%         2/29/2012

Credit Suisse          91,948      7.6%         1/30/2014

PROPERTY MANAGEMENT:           Boston Properties Limited Partnership

                 12/31/03    12/31/2004    12/31/2005           UW
                 --------    ----------    ----------           --
NET OPERATING
INCOME:            N/A       $41,653,117   $40,295,096     $55,169,921
NET CASH FLOW:                                             $53,724,246
DSCR:                                                            1.56x

APPRAISED VALUE:               $1,266,000,000
APPRAISAL DATE:                May 1, 2006
CUT-OFF DATE LTV RATIO(1):     34.8%
MATURITY/ARD LTV RATIO:        33.7%

(1) Based on the 280 Park Avenue Total Loan and based on the September 2006 cut-off date principal balance.

(2) The 280 Park Avenue Total Loan has an original balance of $440,000,000. The 280 Park Avenue Loan is PARI PASSU with the 280 Park Avenue Pari Passu Companion Loan, which has a principal balance of $140,000,000 as of September 2006. The 280 Park Avenue Loan and the 280 Park Avenue Pari Passu Companion Loan each have a mortgage interest rate of 6.85286318180%. Unless otherwise stated, calculations presented herein are based on the 280 Park Avenue Total Loan.

(3) The 280 Park Avenue Loan has an interest-only period of 84 months. The amortization is based on the interest rate on the 280 Park Avenue Total Loan.

(4) The debt service payment reserve was established at closing in the amount of $115,000,000 in the form of a letter of credit to fund debt service due under the 280 Park Avenue Loan and the related mezzanine loans.

(5) The borrower's direct and indirect shareholders have incurred mezzanine debt in an aggregate amount of $670,000,000 in a total of six mezzanine loans secured by the ownership interests in the entity owned by each respective mezzanine borrower, at a weighted average interest rate of 7.117%.

(6)  Occupancy is based on the March 31, 2006 rent roll.

(7) Credit Suisse (USA), Inc. is also the tenant with respect to 7.6% of the NRSF of the property securing the loan identified as 11 Madison Avenue.

You have requested that Credit Suisse Securities (USA) LLC, LaSalle Financial Services, Inc., Keybanc Capital Markets, Barclays Capital Inc., RBS Greenwich Capital and Wachovia Securities (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

CSMC 2006-C4       COLLATERAL AND STRUCTURAL TERM SHEET       SEPTEMBER 8, 2006

                                 280 PARK AVENUE

                             ADDITIONAL INFORMATION

o The 280 Park Avenue pooled portion is expected to be shadow rated Baa3/BBB-/BBB- by Moody's, S&P and Fitch, respectively.

o 280 Park Avenue (the "Subject" or the "Property") is a trophy office property located between East 48th and East 49th Streets in the heart of Midtown Manhattan's Plaza District. The Subject is comprised of two Class-A office towers totaling 1,206,807 square feet of net rentable area. The 31-story East Tower was constructed in 1961 and the 43-story West Tower was constructed in 1968 along with the middle building that connects the two towers. In 1997, the Subject underwent an extensive $12 million renovation program that included improvements to the lobbies, elevator cabs, roofing and HVAC systems. Many of the tenant spaces include wood paneling and trim, stone and/or glass walls, exercise facilities and highly decorative custom additions. Further, the previous owner invested approximately $42.3 million in tenant allowances, leasing commissions and capital improvements during its ownership.

o As of March 31, 2006, the Subject was 98.0% occupied by over 40 tenants at an average rent of $51.61 PSF. The Subject maintains an impressive tenant roster with credit tenants leasing approximately 48% of the net rentable area. These tenants include Deutsche Bank (Aa3/AA-/AA-), Credit Suisse (Aa3/AA-/AA-), Investcorp International (Baa2/NR/BBB), GE Capital (Aaa/AAA/NR), Bank of America (Aa2/AA-/AA-) and Deutsche Telekom (A3/A-/A-). Office tenants greater than 15,000 square feet account for approximately 69% of the Subject's net rentable area and in-place income. Office tenants with less than 15,000 square feet have a weighted average lease expiration of April 2011, allowing for the creation of larger tenant leasing and/or build-out opportunities. The Subject has averaged 99.3% quarterly occupancy since 2000 and, since stabilization, has never been below 97.6%. Since 2000, the Subject's occupancy has been fluctuating between 97% and 100%.

o Deutsche Bank is the largest tenant leasing 337,868 square feet (28.0% of GLA) at an average rent of $53.45 PSF through February 2011. Deutsche Bank has developed into a leading global provider of financial services. A leader in Germany and Europe, the bank is continuously growing in North America, Asia and key emerging markets. Deutsche Bank has $1,251.9 billion in assets, 1,588 branches employing 63,427 people from 130 nations and financial services in 73 countries.

o The second largest tenant, The National Football League, leases 205,145 square feet (17.0% of GLA) at an average rent of $42.63 PSF through February 2012. The NFL is the largest professional American football league, acting as a trade association for 32 franchise owners. Professional football is the most valuable and profitable team sport. In 2004 and 2005, the NFL negotiated new broadcasting contracts with Disney (owner of ESPN), CBS, FOX, NBC and DIRECTV.

o The third largest tenant, Credit Suisse, leases 91,948 square feet (7.6% of GLA) at an average rent of $52.00 PSF through January 2014. Once known as Credit Suisse First Boston, Credit Suisse is part of the Swiss banking firm, Credit Suisse Group, which operates in more than 50 countries worldwide. Credit Suisse offers clients a wide range of products and services throughout several integrated core businesses, including securities underwriting, sales and trading, investment banking, private equity, alternative assets, financial advisory services, investment research and asset management. Credit Suisse is a leading investment bank serving institutional, corporate, government and high net worth clients.

o The Subject is located in Manhattan's Midtown office market, which covers the area between 30th and 65th Streets and the Hudson and East Rivers and typically commands the highest rental rates in New York City. According to the CoStar report for 1st Quarter 2006, there are 1,521 buildings containing approximately 293.2 million square feet of space in the Midtown market. Approximately 69.0 % of the market inventory consists of Class A space (359 buildings; 202.5 million SF), with Class B space accounting for 19.9% (534 buildings; 58.2 million SF) and Class C space representing 11.1% (628 buildings; 32.6 million SF) of the inventory.


You have requested that Credit Suisse Securities (USA) LLC, LaSalle Financial Services, Inc., Keybanc Capital Markets, Barclays Capital Inc., RBS Greenwich Capital and Wachovia Securities (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

CSMC 2006-C4       COLLATERAL AND STRUCTURAL TERM SHEET       SEPTEMBER 8, 2006

                                 280 PARK AVENUE

                       ADDITIONAL INFORMATION (CONTINUED)

o Overall, the Midtown Manhattan office market is healthy, with a vacancy rate of 6.0% as of Q1 2006 (per CoStar). For the 1st Quarter 2006, the Midtown office market as a whole reported its eleventh consecutive quarter of positive net absorption.

o The Subject is located in the Plaza District submarket of the Midtown market. For the 1st Quarter 2006, the Plaza district submarket had both Class A and overall vacancy of 5.6%. In 2005, the Plaza District submarket had a positive net absorption of 2.8 million square feet. The average Class A asking rent during Q1 2006 was $62.62/SF. The average in place rent at the Subject is $51.61/SF, which is below the market and submarket, thus representing substantial upside potential as tenants roll and new leases are renewed or executed at market rates.

o The Sponsor is an experienced, well-capitalized and quasi-governmental entity owned by the Royal Family of the Emirate of Dubai, UAE. Istithmar Building FZE, the real estate arm of Istithmar PJSC ("Istithmar"), is a privately incorporated investment company based in Dubai, U.A.E. Istithmar targets projects that are positioned to experience long-term substantial capital appreciation. Istithmar also owns One Trafalgar Square in London and 230 Park Avenue in New York.

o The Subject will be managed by Boston Properties. Boston Properties is a publicly-traded real estate investment trust and is one of the largest owners, managers and developers of first-class office properties in the Untied States. The Company was founded in 1970 by Mortimer B. Zuckerman and Edward H. Linde in Boston, where it maintains its headquarters. Boston Properties owns 124 properties encompassing more than 42.1 million square feet in Boston, New York, Washington D.C., San Francisco and Princeton, New Jersey.

o The 280 Park Avenue Loan is further secured by a pledge by Borrower to Lender of the Borrower's rights to receive from Boston Properties (the Seller) certain Master Lease Payments and Revenue Support Payments that comprise additional consideration for the purchase of the 280 Park Avenue Property by the Borrower from Boston Properties. Please see the Free Writing Prospectus for further detail.


You have requested that Credit Suisse Securities (USA) LLC, LaSalle Financial Services, Inc., Keybanc Capital Markets, Barclays Capital Inc., RBS Greenwich Capital and Wachovia Securities (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

CSMC 2006-C4       COLLATERAL AND STRUCTURAL TERM SHEET       SEPTEMBER 8, 2006

                                 280 PARK AVENUE


LEASE ROLLOVER SCHEDULE (1)

                                                                                              % OF TOTAL BASE      CUMULATIVE % OF
                # OF LEASES      AVERAGE BASE RENT      % OF TOTAL SF     CUMULATIVE %        RENTAL REVENUES        TOTAL RENTAL
   YEAR           ROLLING          PER SF ROLLING          ROLLING       OF SF ROLLING            ROLLING          REVENUES ROLLING
   2006              3                $  0.00                1.0%              1.0%                  0.0%                   0.0%
   2007              6                $ 51.19                4.3%              5.3%                  4.4%                   4.4%
   2008             14                $ 48.27               10.0%             15.4%                  9.7%                  14.2%
   2009              7                $ 59.85                2.6%             18.0%                  3.2%                  17.4%
   2010              9                $ 58.87                4.3%             22.3%                  5.1%                  22.5%
   2011             32                $ 52.60               31.1%             53.3%                 32.9%                  55.4%
   2012             13                $ 41.69               19.6%             72.9%                 16.4%                  71.8%
   2013              1                $173.37                0.0%             73.0%                  0.1%                  71.9%
   2014             18                $ 54.08               16.3%             89.2%                 17.7%                  89.6%
   2015              1                $ 79.00                0.7%             89.9%                  1.1%                  90.7%
   2016              2                $ 75.00                1.4%             91.3%                  2.1%                  92.8%
  > 2016             7                $ 54.14                6.6%             97.9%                  7.2%                 100.0%
  Vacant            N/A                 N/A                  2.1%            100.0%                  N/A                    N/A

(1)  Data based on rent roll dated 3/31/2006.



You have requested that Credit Suisse Securities (USA) LLC, LaSalle Financial Services, Inc., Keybanc Capital Markets, Barclays Capital Inc., RBS Greenwich Capital and Wachovia Securities (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@credit-suisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.

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CSMC 2006-C4         COLLATERAL AND STRUCTURAL TERM SHEET      SEPTEMBER 8, 2006
--------------------------------------------------------------------------------












                       [THIS PAGE INTENTIONALLY LEFT BLANK]













--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, LaSalle Financial Services, Inc., Keybanc Capital Markets, Barclays Capital Inc., RBS Greenwich Capital and Wachovia Securities (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@creditsuisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CSMC 2006-C4         COLLATERAL AND STRUCTURAL TERM SHEET      SEPTEMBER 8, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             BABCOCK & BROWN FX 3
--------------------------------------------------------------------------------












                       [PLACEHOLDER FOR PHOTO AND MAP]










--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, LaSalle Financial Services, Inc., Keybanc Capital Markets, Barclays Capital Inc., RBS Greenwich Capital and Wachovia Securities (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@creditsuisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.
--------------------------------------------------------------------------------
                                      44

--------------------------------------------------------------------------------
CSMC 2006-C4         COLLATERAL AND STRUCTURAL TERM SHEET      SEPTEMBER 8, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             BABCOCK & BROWN FX 3
--------------------------------------------------------------------------------

                                LOAN INFORMATION

ORIGINAL PRINCIPAL BALANCE: $195,095,563

CUT-OFF DATE PRINCIPAL
BALANCE(1):                 $195,095,563

FIRST PAYMENT DATE:         February 11, 2006

MORTGAGE INTEREST RATE:     5.559927773% per annum

AMORTIZATION TERM:          364 months(2)

HYPERAMORTIZATION:          N/A

ARD DATE:                   N/A

MATURITY DATE:              January 11, 2016

MATURITY BALANCE:           $187,485,776

INTEREST CALCULATION:       Actual/360

CALL PROTECTION:            Lockout/defeasance until the
                            date that is six months prior
                            to the Maturity Date.

LOAN PER UNIT(1):           $52,459

UP-FRONT RESERVES:          Engineering Reserve:              $155,963

                            Renovation Reserve:             $1,768,529

ONGOING RESERVES:           Tax and Insurance Reserve:             Yes

                            Replacement Reserve:                   Yes(3)

LOCKBOX:                    Hard

SUBORDINATE FINANCING:      Yes(4)

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:      Portfolio

PROPERTY TYPE:               Multifamily

PROPERTY SUB-TYPE:           Conventional

LOCATION:                    Various(5)

YEAR BUILT/RENOVATED:        Various(6)

UNITS:                       3,719

OCCUPANCY AT U/W(7):         91%

OWNERSHIP INTEREST:          Fee

PROPERTY MANAGEMENT:         Alliance Residential Management, L.L.C.

                       12/31/2003    12/31/2004    11/30/2005         UW
                       ----------    ----------    ----------         --
NET OPERATING
INCOME:                $12,627,940   $12,552,053   $12,970,449    $16,364,838
NET CASH FLOW:                                                    $15,992,838
DSCR:                                                                   1.20x

APPRAISED VALUE:               $244,400,000

APPRAISAL DATE:                April 10, 2006

CUT-OFF DATE LTV RATIO(1):     79.8%

MATURITY/ARD LTV RATIO:        76.7%

(1)  Based on the September 2006 cut-off date principal balance.

(2) The Babcock & Brown FX3 Portfolio Loan has an interest-only period of 84 months.

(3) The borrower is required to make monthly deposits of one-twelfth of an amount equal to $250 per unit from and after July 11, 2007 into a replacement reserve to fund ongoing repairs and replacements.

(4) The sponsor of the Babcock & Brown FX3 Loan is an indirect owner of the mezzanine borrower under a $15,736,760 mezzanine loan secured by all of the partnership interests in the borrower. An affiliate of the sponsor is the lender under the mezzanine loan and has entered into a typical subordination and intercreditor agreement.

(5) The Babcock & Brown FX3 Portfolio is comprised of fourteen properties. Please see the Portfolio Information Table below.

(6) The Babcock & Brown FX3 Portfolio Properties were constructed between 1969 and 1989.

(7)  Occupancy is based on the July 2006 rent roll.

--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, LaSalle Financial Services, Inc., Keybanc Capital Markets, Barclays Capital Inc., RBS Greenwich Capital and Wachovia Securities (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@creditsuisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.
--------------------------------------------------------------------------------
                                      45

--------------------------------------------------------------------------------
CSMC 2006-C4         COLLATERAL AND STRUCTURAL TERM SHEET      SEPTEMBER 8, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             BABCOCK & BROWN FX 3
--------------------------------------------------------------------------------

                                           PORTFOLIO INFORMATION
                                                                               ALLOCATED
                          YEAR                                               ORIGINAL LOAN
PROPERTY NAME       BUILT/RENOVATED    LOCATION       UNITS   OCCUPANCY(1)      BALANCE       APPRAISED VALUE
-------------       ---------------  --------------   -----   ------------   -------------    ---------------
    Sonterra            1977/2005    Las Vegas, NV     350        95%          $27,884,247      $34,000,000
    Sandridge           1979/2005    Pasadena, TX      504        96%          $23,034,510      $29,000,000
 Majestic Heights       1989/2005    Las Vegas, NV     240        93%          $21,709,798      $27,700,000
  Toscana Villas        1976/2005    Las Vegas, NV     270        96%          $21,688,429      $26,900,000
 Remington Oaks         1975/2005    Fort Worth, TX    580        83%          $18,388,860      $23,500,000
    Holly Tree          1974/2004    Waldorf, MD       144        97%          $14,603,155      $17,300,000
   Holly Ridge          1981/2005    Arlington, TX     290        90%          $11,679,078      $14,900,000
  Pecan Crossing        1982/2005    DeSoto, TX        236        87%          $10,555,186      $13,300,000
    Broadmoor           1982/2000    Houston, TX       235        94%          $10,270,160      $12,500,000
  Preston Valley        1980/2005    Dallas, TX        310        87%           $9,847,439      $12,500,000
     San Marin          1972/2005    Tampa, FL         193        87%           $9,645,316      $12,300,000
    Chesapeake          1982/2005    Dallas, TX        127        81%           $5,828,682       $7,700,000
 River Road Terrace     1973/2005    Ettrick, VA       128        95%           $5,200,925       $7,300,000
     Ravenwood          1969/2005    Columbia, SC      112        89%           $4,759,778       $5,500,000
-----------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                               3,719        91%         $195,095,563     $244,400,000
-----------------------------------------------------------------------------------------------------------

(1) Based on the rent rolls dated July 2006.

--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, LaSalle Financial Services, Inc., Keybanc Capital Markets, Barclays Capital Inc., RBS Greenwich Capital and Wachovia Securities (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@creditsuisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.
--------------------------------------------------------------------------------
                                       46

--------------------------------------------------------------------------------
CSMC 2006-C4         COLLATERAL AND STRUCTURAL TERM SHEET      SEPTEMBER 8, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                            BABCOCK & BROWN FX 3
--------------------------------------------------------------------------------

                            ADDITIONAL INFORMATION

o The Babcock & Brown FX 3 Portfolio Loan (the "FX 3 Pool") is secured by 14 multifamily properties with the highest concentrations in Las Vegas (36.5%), Dallas (28.9%) and Houston (17.1%). The collateral for the Loan consists of 3,719 total units; which are comprised of 80 studios, 1,976 one-bedroom units, 1,507 two-bedroom units and 156 three-bedroom units. All properties are class B garden-style apartment buildings constructed between 1969 and 1989. The amenities generally include swimming pools, tennis courts, fitness centers, playgrounds, clubhouses and laundry facilities.

o Since 2005, the borrower has spent approximately $5.2 million ($1,398/unit) in capital improvements across the portfolio. The borrower also plans to spend an additional $1.68 million on capital improvements in the near future. Borrower has deposited $1.77 million with lender as a Renovation Reserve to cover these improvements.

THE MARKETS

LAS VEGAS, NEVADA

o Three of the Babcock & Brown properties (Sonterra, Majestic Heights and Toscana Villas) are located in Las Vegas, Nevada. The overall 2005 population of the Las Vegas MSA was estimated at 1,938,228. According to the U.S. Census, the population increased 19.3% from 2000 to 2005. The Las Vegas multifamily market has an inventory of approximately 125,462 units. The 2nd Quarter 2006 average occupancy rate was 96.0%. The average asking rental rate of $815/unit is a 5% increase from the 2nd Quarter 2005 asking rental rate of $776/unit.

o Sonterra is located in the University submarket, which as of 2Q 2006 comprised 14,515 units (12.0% of the market) with an average occupancy of 97.0% and an average asking rent of $722 per month.

o Majestic Heights is located in the East submarket, which as of 2Q 2006 comprised 13,969 units (11.0% of the market) with an average occupancy of 94.9% and an average asking rent of $775 per month.

o Toscana Villas is located in the University submarket, which as of 2Q 2006 comprised 14,515 units (12.0% of the market) with an average occupancy of 97.0% and an average asking rent of $722 per month.

DALLAS/FORT WORTH, TEXAS

o Five of the Babcock & Brown properties (Remington Oaks, Holly Ridge, Pecan Crossing, Preston Valley and Chesapeake) are located within the Dallas/Fort Worth, TX MSA, the fifth-largest MSA in the nation. According to the U.S. Census Bureau, as of July 2004 the estimated population for the MSA was 5.70 million, representing a 10.4% increase from 5.20 million in July 2000. Dallas and Fort Worth are the third- and fourth-largest cities in Texas, respectively. Unemployment in the MSA was 4.8% as of October 2005, which is below both the State and National levels of 5.2% and 5.0%, respectively, for the same period. REIS divides the Dallas/Forth Worth MSA into two distinct multifamily markets. The Dallas multifamily market comprised 369,964 units with an average occupancy of 91.5% as of 1Q 2006, marginally down from the previous quarter. Average asking rents for the period were $746/unit, up 0.8% from a year earlier.

o Holly Ridge is located in the North Arlington submarket of the Fort Worth apartment market, which as of 2Q 2006 comprised 33,842 units (23.0% of the market) with an average occupancy of 91.7% and an average asking rent of $642 per month.

o Remington Oaks is located in the Northeast submarket of the Fort Worth apartment market, which as of 2Q 2006 comprised 15,733 units (11.0% of the market) with an average occupancy of 91.9% and an average asking rent of $726 per month.

o Pecan Crossing is located in the South County submarket of the Dallas apartment market, which as of 2Q 2006 comprised 4,783 units (1.0% of the market) with an average occupancy of 93.3% and an average asking rent of $657 per month.

--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, LaSalle Financial Services, Inc., Keybanc Capital Markets, Barclays Capital Inc., RBS Greenwich Capital and Wachovia Securities (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@creditsuisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.
--------------------------------------------------------------------------------
                                       47

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CSMC 2006-C4         COLLATERAL AND STRUCTURAL TERM SHEET      SEPTEMBER 8, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              BABCOCK & BROWN FX 3
--------------------------------------------------------------------------------

                      ADDITIONAL INFORMATION (CONTINUED)

o Preston Valley is located in the Far North submarket of the Dallas apartment market, which as of 2Q 2006 comprised 35,436 units (10.0% of the market) with an average occupancy of 94.9% and an average asking rent of $792 per month.

o Chesapeake is located in the Far Northeast submarket of the Dallas apartment market, which as of 1Q 2006 comprised 14,505 units (4.0% of the market) with an average occupancy of 88.9% and an average asking rent of $600 per month.

HOUSTON, TEXAS

o Two of the Babcock & Brown properties (Sandridge and Broadmoor) are located in the Houston-Baytown- Sugar Land, TX MSA. Houston is the largest city in the Southwestern U.S. and the fourth most populous city in the United States with approximately 2,012,626 residents. Over the past five years, Houston's population has grown approximately 2.4% annually, twice the national average. According to REIS, as of 1Q 2006, the Houston multifamily market comprised 438,306 units with an average occupancy of 93.9%, slightly up from 93.8% a year earlier as absorption outpaced construction by more than 3-to-1. Average asking rents were $702/unit, up 1.4% from 1Q 2006. The city benefits from its convenient location, complex infrastructure, steady population growth and highly skilled labor force. Its economy remains strong and stable, and as it continues to become more diversified, the city should continue its healthy economic growth and remain a viable player in the national economy.

o Sandridge is located in the Pasadena/Deer Park submarket, which as of 2Q 2006 comprised 20,041 units (5.0% of the market) with an average occupancy of 94.7% and an average asking rent of $582 per month.

o Broadmoor is located in the Alief/Kirkwood submarket, which as of 2Q 2006 comprised 16,338 units (4.0% of the market) with an average occupancy of 90.3% and an average asking rent of $592 per month.

TAMPA, FL

o San Marin is located in the Tampa MSA, one of the twenty largest metropolitan areas in the nation, with a current population of more than
  2.5 million residents. The Subject is located within the Sulphur Springs submarket of the Tampa-St. Petersburg Apartment market. According to REIS, as of the second quarter of 2006 the Tampa-St. Petersburg apartment market contained 142,820 units with an average occupancy of 95.2%. Average asking rental rates have increased 5.3% from $756 in the 2nd quarter 2005 to $796 in the 2nd quarter 2006. The robustness of the real estate market is attributable to a significant amount of relocations to the area and a fairly good economic base, relative to other counties in the state.

o San Marin is located in the Sulphur Springs apartment submarket, which as of 2Q 2006 comprised 9,639 units (7.0% of the market) with an average occupancy of 96.2% and an average asking rent of $725 per month.

RICHMOND, VIRGINIA

o River Road Terrace is located within the Richmond-Petersburg, VA MSA. Richmond, the capital of Virginia, is located in the eastern-center portion of the state. The overall 2004 population of the Richmond-Petersburg MSA was an estimated 1.15 million, up from 996,500 in 2000. Unemployment in the MSA was 3.8% according to a September 2005 report by the Virginia Employment Commission. According to REIS, as of 2Q 2006, the Richmond multifamily market contained approximately 64,868 units with an average occupancy of 92.5%, compared to 92.7% a year earlier. The average asking rent as of 2Q 2006 was $731/unit, up 1.0% from the previous quarter. River Road Terrace is located in the Tri-Cities submarket, according to Carolina's Real Data. As of August 2005, the submarket comprised 2,876 units with an average occupancy of 96.0%.

--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, LaSalle Financial Services, Inc., Keybanc Capital Markets, Barclays Capital Inc., RBS Greenwich Capital and Wachovia Securities (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@creditsuisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.
--------------------------------------------------------------------------------
                                       48

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              BABCOCK & BROWN FX 3
--------------------------------------------------------------------------------

                      ADDITIONAL INFORMATION (CONTINUED)
COLUMBIA, SC

o Ravenwood is located in the Columbia MSA. The population of the Columbia MSA is currently estimated at 563,403 and has experienced steady growth. According to the U.S. Census, the population increased 18.4% from 453,181 in 1990 to 536,691 in 2000. According to REIS, the Columbia apartment market consists of a total of 27,875 units as of 2Q 2006. The average asking rent per unit for the Columbia market in 2Q 2006 was $656, up from $648 in 1Q 2006. Ravenwood is located in the North Columbia submarket, which contained approximately 8,494 or 30.0%, of the Columbia apartment market units. The occupancy rate was 91.6%, with an average asking rent of $699.

WASHINGTON

o Holly Tree is located in the Washington, DC MSA. According to the U.S. Census, the overall 2005 population was approximately 5,371,227, up from 4,923,153 in 2000. The Subject is located in the Suburban Maryland Apartment market, which has an inventory of approximately 133,324 units. 2Q 2006 occupancy was 96.2% compared to 95.7% a year ago. The average rental rate in 2Q 2006 was $1,136 per month compared to last year's asking rent of $1,092 per month.

THE BORROWER

o The borrower is a bankruptcy-remote single purpose entity. Babcock & Brown is the majority-owner while Alliance Group PP, L.L.C. has a non-controlling minority interest. Together, the sponsors have a net worth of $333.5 million and liquidity of $13.6 million.

o Babcock is a global investment and advisory firm with longstanding capabilities in structured finance and the creation, syndication and management of asset and cash flow-based investments. Babcock & Brown was formed in 1977 and has five operating divisions: real estate, infrastructure and project finance, operating leasing, structured finance and corporate finance. Babcock operates from 18 offices worldwide, anchored by administrative hub offices in Sydney, San Francisco, New York, Munich and London. Babcock & Brown's corporate headquarters are in Sydney, and the company has more than 640 employees worldwide. As of December 31, 2005, the company had total assets of $6.4 billion, including $1.3 billion in real estate assets, and an overall net worth and liquidity of $1.1 billion and $288 million, respectively. Net revenue from real estate investment activities in 2005 was $287.9 million.

THE MANAGER

o Alliance Residential Management, L.L.C is the property manager. Alliance Residential is recognized as a leading management company because of the extensive experience of its executives, the performance of its properties and its innovative management training program. Alliance Residential Management is one of the largest operators of multifamily communities in the United States, with more than 45,000 apartment homes under management nationwide. The Alliance portfolio includes communities throughout Texas and the Midwest, along the Eastern Seaboard from Virginia to Florida, and in Nevada and Arizona. The firm's property management operations are based in Houston, Texas.

--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, LaSalle Financial Services, Inc., Keybanc Capital Markets, Barclays Capital Inc., RBS Greenwich Capital and Wachovia Securities (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@creditsuisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.
--------------------------------------------------------------------------------
                                      49

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CSMC 2006-C4         COLLATERAL AND STRUCTURAL TERM SHEET      SEPTEMBER 8, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         THE RITZ-CARLTON SOUTH BEACH
--------------------------------------------------------------------------------












                       [PLACEHOLDER FOR PHOTO AND MAP]











--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, LaSalle Financial Services, Inc., Keybanc Capital Markets, Barclays Capital Inc., RBS Greenwich Capital and Wachovia Securities (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@creditsuisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.
--------------------------------------------------------------------------------
                                       50

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CSMC 2006-C4         COLLATERAL AND STRUCTURAL TERM SHEET      SEPTEMBER 8, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         THE RITZ-CARLTON SOUTH BEACH
--------------------------------------------------------------------------------

                                LOAN INFORMATION

ORIGINAL PRINCIPAL BALANCE: $181,000,000

CUT-OFF DATE PRINCIPAL
BALANCE(1):                 $181,000,000

FIRST PAYMENT DATE:         August 11, 2006

MORTGAGE INTEREST RATE:     6.373% per annum

AMORTIZATION TERM:          Interest only(2)

HYPERAMORTIZATION:          N/A

ARD DATE:                   N/A

MATURITY DATE:              July 11, 2016

MATURITY BALANCE:           $181,000,000

INTEREST CALCULATION:       Actual/360

CALL PROTECTION:            Lockout/defeasance until the
                            date that is three months prior
                            to the Maturity Date.

LOAN PER ROOM(1):           $481,383

UP-FRONT RESERVES:          Tax and Insurance Reserve:   $1,239,543

ONGOING RESERVES:           Tax and Insurance Reserve:          Yes(3)

                            FF&E Reserve:                       Yes(4)

                            Ground Rent Reserve:                Yes(5)

                            Seasonal Reserve:                   Yes(6)

LOCKBOX:                    Hard

SUBORDINATE FINANCING:      None

                    PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:       Single Asset

PROPERTY TYPE:                Hotel

PROPERTY SUB-TYPE:            Full Service

LOCATION:                     Miami Beach, Florida

YEAR BUILT/RENOVATED:         1953/2003

ROOMS:                        376

U/W OCCUPANCY:                77%

OWNERSHIP INTEREST:           Leasehold

PROPERTY MANAGEMENT:          The Ritz-Carlton Hotel Company, L.L.C.

                               12/31/04    12/31/2005    7/31/2006       UW
                               --------    ----------    ---------       --
NET OPERATING INCOME:            N/A       $14,210,371  $16,281,393  $17,727,667

NET CASH FLOW:                                                       $15,598,802

DSCR:                                                                      1.33x

APPRAISED VALUE:              $243,000,000

APPRAISAL DATE:               July 1, 2006

CUT-OFF DATE LTV RATIO(1):    74.5%

MATURITY/ARD LTV RATIO:       74.5%

(1)  Based on the September 2006 cut-off date principal balance.

(2)  The Ritz-Carlton South Beach Loan is interest-only for the entire term.

(3) The borrower is required to make monthly payments into a tax and insurance reserve to accumulate funds necessary to (a) pay all taxes at least 30 days prior to their respective due dates and (b) except during certain periods in which the property is managed by the current property manager or an applicable Marriott entity, pay insurance premiums prior to the expiration of the related policies.

(4)  The borrower is required to make monthly deposits equal to the greater of
     (i) the amount required to be reserved pursuant to the management agreement and (ii) 2% of gross income from operations during calendar year 2006, 3% of gross income from operations during calendar year 2007, and 4% of gross income from operations thereafter beginning in calendar year 2008 to fund certain FF&E payments; PROVIDED that during certain periods in which the property is managed by the current property manager, an applicable Marriott entity or a qualified replacement, the borrower is required to deposit only an amount, if any, equal to the difference between the amount reserved by the current property manager under the management agreement and the related reserve amount required by the loan documents.

(5) Except during certain periods in which the property is managed by the current property manager or an applicable Marriott entity, the borrower is required, upon the occurrence of certain circumstances, to pay one-twelfth of the annual ground rent into a reserve account held by the lender.

(6) Except during certain periods in which the property is managed by the current property manger or an applicable Marriott entity, the borrower may be required by the lender, upon the occurrence of certain circumstances, to deposit during certain months of the year an amount reasonably determined by lender, based on historical performance, as sufficient to fund projected shortfalls during slow business months.

--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, LaSalle Financial Services, Inc., Keybanc Capital Markets, Barclays Capital Inc., RBS Greenwich Capital and Wachovia Securities (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@creditsuisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.
--------------------------------------------------------------------------------
                                       51

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CSMC 2006-C4         COLLATERAL AND STRUCTURAL TERM SHEET      SEPTEMBER 8, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         THE RITZ-CARLTON SOUTH BEACH
--------------------------------------------------------------------------------

                            ADDITIONAL INFORMATION

o The Ritz-Carlton South Beach (the "Subject" or "Property") is a 376 room, full service, luxury hotel. The Property is located in the heart of Miami's famed Art Deco district, situated directly on Miami Beach, overlooking the Atlantic Ocean. The hotel is one of the most elegant and highest quality accommodations in Miami.

o The development of the Ritz-Carlton South Beach involved an extensive $200 million rehabilitation and expansion of the former DiLido Hotel, which was completed in 2003. Although the exterior of the DiLido Hotel was maintained in order to meet the city's zoning requirements of the art-deco district, the interior of the structure was gutted and completely rehabilitated. The Property's overall decor maintains the Art Moderne/Miami Modern design style used by renowned architect Morris Lapidus. The expansion of the hotel involved the addition of three more floors to the top of the eight-story structure and the construction of two three-story cabana guestroom buildings which were developed to the east of the existing structure.

o The Ritz-Carlton South Beach has spacious guestrooms with views of the Atlantic Ocean, South Beach Strip and the ocean-side pool. The Subject offers three restaurants including an independent signature restaurant by internationally acclaimed restaurateur David Bouley, a 13,000 SF spa and fitness center, 18,214 SF of flexible meeting space, an ocean-side outdoor pool and convenient beach access. The Property benefits from the 1.1 million square foot Miami Beach Convention Center, which contributes to the increase of visitor traffic to the area, and growth of South Beach and Miami Beach as a whole. The Ritz-Carlton had a 115% occupancy penetration rate for the meeting and group segment in 2005.

o The Subject is one of the strongest properties in the Miami area with occupancy, ADR and RevPAR levels at or exceeding market averages - even though the Property is a new addition to the marketplace. The hotel's performance measures have been improving steadily since the hotel opened in December 2003, and in 2005 the hotel achieved a 121.2% RevPAR penetration, up from 109.7% in 2004. For the twelve-month period ending in June 2006, the hotel's ADR increased to $396.38 from $379.90 in 2005 while RevPar increased to $301.65 from $283.03. Similarly, during the same twelve-month period, occupancy increased to 76.1% from 74.5% in 2005.

o South Beach has become a world-renowned tourist spot. Located on the southern most strip of Miami Beach, South Beach has been undergoing a major transformation and rebuilding in the last fifteen years to become a very desirable place to live, work, and vacation. South Beach is known around the world for its beaches, its vibrant nightlife, high-end shopping, luxury hotels, and great restaurants. Miami's hotel market is consistently fueled by a strong local economy, international vacationers, and domestic tourism.

o The outlook for the Miami market, and in particular for the Subject and its competitive set, has shown an upward trend. Lodging trends in this area have exhibited steady growth over the last 24 months, with the leisure attractions of South Florida, a strong local economy, and new convention business serving as consistent demand drivers. New supply entered the market several years ago and has been largely absorbed, which has allowed the hotels to establish more consistent penetration levels over the course of the last year. Moreover, the South Beach Hotel Market has experienced shrinking supply as over 3,000 rooms have been converted to condominiums.

o All types of transportation serve Miami-Dade County, making it an excellent gateway to the Caribbean and Latin and South Americas. Miami International Airport is ranked second in the United States for international passenger and cargo traffic. The Port of Miami accommodated more than 4 million passengers in 2004 and handles in excess of 3.8 million tons of cargo per year.

--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, LaSalle Financial Services, Inc., Keybanc Capital Markets, Barclays Capital Inc., RBS Greenwich Capital and Wachovia Securities (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@creditsuisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.
--------------------------------------------------------------------------------
                                       52

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        THE RITZ-CARLTON SOUTH BEACH
--------------------------------------------------------------------------------

                      ADDITIONAL INFORMATION (CONTINUED)

o The sponsors are Peter and Paul Kanavos (d/b/a Flag Luxury Properties, LLC) and Alfredo Lowenstein (d/b/a Lionstone Group, Inc.). Paul C. Kanavos founded Flag Luxury Properties, LLC in New York in 1999 after 20 years of experience heading Flag Management, a family-owned real estate development company. Kanavos created a model to identify, acquire, brand and develop world-class luxury real estate properties in high growth resort marketplaces like the Subject market. Founded in the late 1930s, the Lionstone Group concentrated its interests in Argentinean beef production. In the mid-1960s, the family began to diversify its holdings with investments in South Florida real estate. Acquisitions included hotels, apartment buildings, commercial/retail and office properties. Lionstone's current development projects include the Seville Beach Hotel redevelopment in Miami and the development of the Ritz Carlton residences in St. Thomas. Other assets of the Lionstone Group include the Curacao-Jamaica Princess Beach Resort & Casino, Curacao Hilton Resort & Casino and two-apartment rental complexes.

o The hotel is managed by the Ritz-Carlton Hotel Company, L.L.C., which was established in 1983. An affiliate of Marriott International, Inc., the management company has 59 hotels worldwide in 20 countries with plans for major expansion in Europe, Africa, Asia, the Middle East and the Americas. The Ritz-Carlton is renowned for providing the finest facilities and personal service at all of their facilities worldwide.

--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, LaSalle Financial Services, Inc., Keybanc Capital Markets, Barclays Capital Inc., RBS Greenwich Capital and Wachovia Securities (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@creditsuisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.
--------------------------------------------------------------------------------
                                       53

--------------------------------------------------------------------------------
CSMC 2006-C4         COLLATERAL AND STRUCTURAL TERM SHEET      SEPTEMBER 8, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          CARLTON HOTEL ON MADISON
--------------------------------------------------------------------------------












                       [PLACEHOLDER FOR PHOTO AND MAP]












--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, LaSalle Financial Services, Inc., Keybanc Capital Markets, Barclays Capital Inc., RBS Greenwich Capital and Wachovia Securities (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@creditsuisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.
--------------------------------------------------------------------------------
                                       54

--------------------------------------------------------------------------------
CSMC 2006-C4         COLLATERAL AND STRUCTURAL TERM SHEET      SEPTEMBER 8, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           CARLTON HOTEL ON MADISON
--------------------------------------------------------------------------------

                                LOAN INFORMATION

ORIGINAL PRINCIPAL BALANCE: $100,000,000

CUT-OFF DATE PRINCIPAL
BALANCE(1):                 $100,000,000

FIRST PAYMENT DATE:         October 11, 2006

MORTGAGE INTEREST RATE:     6.345% per annum

AMORTIZATION TERM:          360 months(2)

HYPERAMORTIZATION:          N/A

ARD DATE:                   N/A

MATURITY DATE:              September 11, 2016

MATURITY/ARD BALANCE:       $90,959,190

INTEREST CALCULATION:       Actual/360

CALL PROTECTION:            Lockout/defeasance until the
                            date that is six months prior
                            to the Maturity Date.

LOAN PER ROOM(1):           $316,456

UP-FRONT RESERVES:          Debt Service Payment Reserve:        $2,000,000(3)

ONGOING RESERVES:           Tax and Insurance Reserve:                  Yes

                            FF&E Reserve:                               Yes(4)

LOCKBOX:                    Hard

SUBORDINATE FINANCING:      Permitted(5)

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:        Single Asset

PROPERTY TYPE:                 Hotel

PROPERTY SUB-TYPE:             Full Service

LOCATION:                      New York, New York

YEAR BUILT/RENOVATED:          1904/2005

ROOMS:                         316

U/W OCCUPANCY:                 80%

OWNERSHIP INTEREST:            Fee

PROPERTY MANAGEMENT:           Allegiance Hospitality Service Company, L.L.C.

                               7/31/2006         UW
                               ---------         --
NET OPERATING INCOME(6):      $6,354,523     $12,354,874

NET CASH FLOW:                               $11,483,413

DSCR:                                              1.54x

APPRAISED VALUE:               $172,000,000

APPRAISAL DATE:                June 22, 2006

CUT-OFF DATE LTV RATIO(1):     58.1%

MATURITY/ARD LTV RATIO:        52.9%

(1)  Based on the September 2006 cut-off date principal balance.

(2)  The Carlton Hotel on Madison Loan has an interest-only period of 36 months.

(3) The debt service payment reserve was established at closing in the amount of $2,000,000 as additional collateral for the Carlton Hotel on Madison Loan and will be released upon achievement of a certain debt service coverage ratio.

(4) The borrower is required to deposit into an FF&E reserve to fund ongoing repairs and replacements of FF&E (a) on each monthly payment date from September 11, 2007 through, and including, August 11, 2012, $33,312 per month, and (b) on each monthly payment date thereafter, an amount equal to 4% of the gross income from operations for the second most recent full calendar month.

(5) The borrower is permitted to incur mezzanine debt in the future subject to certain conditions.

(6) The net operating income for prior years is not presented because the Carlton Hotel on Madison Property was substantially renovated and reopened as a new platform.

--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, LaSalle Financial Services, Inc., Keybanc Capital Markets, Barclays Capital Inc., RBS Greenwich Capital and Wachovia Securities (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@creditsuisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.
--------------------------------------------------------------------------------
                                       55

--------------------------------------------------------------------------------
CSMC 2006-C4         COLLATERAL AND STRUCTURAL TERM SHEET      SEPTEMBER 8, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           CARLTON HOTEL ON MADISON
--------------------------------------------------------------------------------

                            ADDITIONAL INFORMATION

o The Carlton on Madison Avenue (the "Subject" or the "Hotel") is a full-service hotel containing 316 rooms in New York, New York. Built in 1904 as The Seville Hotel, the Subject has recently undergone an extensive renovation as part of a $71.3MM restoration initiative spearheaded by noted designer, David Rockwell of the Rockwell Group. Recently, the Carlton Hotel has received recognition in the press, including being named in Travel & Leisure magazine's June 2006 edition's "World's Best 15 Hotels to Watch" annual poll.

o The renovation was extremely comprehensive, including gut renovations of all guestrooms and common areas, the construction of meeting rooms, construction of a 17,000 sf grand lobby and entrance, updating of the facade of the hotel and new hard and soft goods for all guest rooms. Renovations also included the addition of a 7,000-square-foot duplex restaurant space, which houses the Three-Star Rated restaurant, Country, operated by star chef Geoffrey Zakarian. Additionally, many of the original mosaic tile floors were uncovered, original hardwood crown moldings were restored and an original stained glass Tiffany Dome was discovered in the renovation (which can now be permanently seen in Country).

o The Borrower plans to further expand hotel offerings within the next twelve months by adding 18 newly renovated guestrooms to inventory, introducing a health club and a full-service 2,800 sf spa in the lower level of the hotel within the next 18 months. There are currently 11 single room occupants located on the 2nd Floor, which upon vacancy will be renovated and added to the room count, bringing the total to approximately 340 rooms.

o It is important to note that the Subject was operating as a limited service hotel and under significant construction until late 2005. The renovation, repositioning and ramp-up of the Carlton Hotel on Madison represents the substantial increase in underwritten Net Operating Income relative to historical performance as a different hotel platform.

o Hotel accommodations feature rich earth tones that provide an atmosphere of tranquility, elegance, modern luxury and classic sophistication consistent with a four-diamond hotel. Guestrooms and suites offer double, queen or king bed configurations. Additional room amenities include in-room wireless Internet access, iHome clock radio (with iPod doc), mahogany furnishings, marble bathrooms, and in some cases, views of the Empire State Building and Madison Avenue.

o The Subject is located on 29th Street and Madison Avenue and as such provides hotel guests with easy access to midtown via the uptown Madison Avenue corridor (only 12 blocks from 42nd Street). Additionally, the hotel is located within walking distance of Union Square, Gramercy Park, Park Avenue South, Chelsea, Murray Hill, Midtown, NoHo, and a short taxi or subway ride from nearly any location in the city. The Hotel's location and scale are both competitive advantages as local comparables are either lower scale assets or less centrally located than the Subject. As such, the Carlton is well positioned to service business and international leisure travelers, their primary and secondary client bases, respectively.

o Manhattan's hospitality market has experienced very strong market fundamental growth since 2001. Market occupancy, average daily rate, and RevPAR have grown to the strongest levels in the past 18 years. This trend has been attributed to a strong economic environment in New York, a decrease in full-service hotel supply as a result of condominium conversions of hotel assets, and continued demand growth. The Subject experienced Occupancy, ADR, and RevPAR of 72.5%; $243, and $176 for T-12 period ending May 2006 (according to STR market data). This corresponds to Occupancy, ADR, and RevPar penetrations of 87%, 70%, and 61%, respectively. All three benchmarks have consistently grown over the past few years and are expected to increase substantially as the property achieves stabilization. Based on discussions with hotel management, the growth in room rates going forward will come primarily from continued business demand during the week and leisure demand on the weekends.

--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, LaSalle Financial Services, Inc., Keybanc Capital Markets, Barclays Capital Inc., RBS Greenwich Capital and Wachovia Securities (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@creditsuisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.
--------------------------------------------------------------------------------
                                       56

--------------------------------------------------------------------------------
CSMC 2006-C4         COLLATERAL AND STRUCTURAL TERM SHEET      SEPTEMBER 8, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           CARLTON HOTEL ON MADISON
--------------------------------------------------------------------------------

                       ADDITIONAL INFORMATION (CONTINUED)

o The Sponsor, The Wolfson Group, has been involved with the Carlton Hotel for over 20 years, systematically buying out all partnership interests in the hotel in the mid 1990's and removing and consolidating SRO (single room occupancy) units to prepare the hotel for gut renovation. The Sponsor's other real estate holdings include One State Street Plaza and 25 Broadway in Manhattan. Mr. Zev Wolfson has total assets in excess of $131 million and a reported net worth over $75 million.

o The property manager is Allegiance Hospitality Services, a division of Omni Hotels, a privately owned firm dedicated to providing hotel guests with superior service, amenities and value. Omni Hotels is recognized in United States, Mexico and Canada for its four-diamond luxury accommodations that represent sensible luxury for both business and leisure travelers. The company has 34 owned and/or managed properties, four franchised properties and one property under development. Consumer Reports rated Omni Hotels as the No. 3 luxury hotel brand in the July 2004 report. Since 2001, J.D. Power & Associates rated the firm in the top three as "Highest in Guest Satisfaction Among Upscale Hotel Chains."


--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, LaSalle Financial Services, Inc., Keybanc Capital Markets, Barclays Capital Inc., RBS Greenwich Capital and Wachovia Securities (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@creditsuisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.
--------------------------------------------------------------------------------
                                       57

--------------------------------------------------------------------------------
CSMC 2006-C4         COLLATERAL AND STRUCTURAL TERM SHEET      SEPTEMBER 8, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                THE DREAM HOTEL
--------------------------------------------------------------------------------










                        [PLACEHOLDER FOR PHOTO AND MAP]









--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, LaSalle Financial Services, Inc., Keybanc Capital Markets, Barclays Capital Inc., RBS Greenwich Capital and Wachovia Securities (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@creditsuisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.
--------------------------------------------------------------------------------
                                       58

--------------------------------------------------------------------------------
CSMC 2006-C4         COLLATERAL AND STRUCTURAL TERM SHEET      SEPTEMBER 8, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                THE DREAM HOTEL
--------------------------------------------------------------------------------

                                LOAN INFORMATION

ORIGINAL PRINCIPAL BALANCE: $100,000,000

CUT-OFF DATE PRINCIPAL
BALANCE(1):                 $100,000,000

FIRST PAYMENT DATE:         July 11, 2006

MORTGAGE INTEREST RATE:     6.642% per annum

AMORTIZATION TERM:          360 months(2)

HYPERAMORTIZATION:          N/A

ARD DATE:                   N/A

MATURITY DATE:              June 11, 2016

MATURITY BALANCE:           $92,949,199

INTEREST CALCULATION:       Actual/360

CALL PROTECTION:            Lockout/Yield Maintenance until
                            the date that is three months
                            prior to the Maturity Date.

LOAN PER UNIT(1):           $454,545

UP-FRONT RESERVES:          Engineering Reserve:         $101,375

ONGOING RESERVES:           Tax and Insurance Reserve:        Yes

                            FF&E Reserve:                     Yes(3)

                            Ground Rent Reserve:              Yes(4)

                            Excess Cash Flow Reserve:         Yes(5)

LOCKBOX:                    Hard

SUBORDINATE FINANCING:      Permitted(6)

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:        Single Asset

PROPERTY TYPE:                 Hotel

PROPERTY SUB-TYPE:             Full service

LOCATION:                      New York, NY

YEAR BUILT/RENOVATED:          1895/2004

ROOMS:                         220

U/W OCCUPANCY:                 87%

OWNERSHIP INTEREST:            Leasehold

PROPERTY MANAGEMENT:           Hampshire Hotels & Resorts, LLC

                               3/31/2006        UW
                               ---------        --
NET OPERATING INCOME: (7)     $7,333,442   $11,408,052

NET CASH FLOW:                             $10,726,786

DSCR:                                             1.39x

APPRAISED VALUE:               $136,000,000

APPRAISAL DATE:                May 1, 2006

CUT-OFF DATE LTV RATIO(1):     73.5%

MATURITY/ARD LTV RATIO:        68.3%

(1)  Based on the September 2006 cut-off date principal balance.

(2) The Dream Hotel Loan has an interest-only period of the first 48 months, with amortization commencing on the Payment Date in July 2010.

(3) The borrower is required to make monthly payments into an FF&E Reserve in an amount equal to (a) for the first 24 months of the loan, one-twelfth of 3.0% of gross revenues and (b) thereafter, one-twelfth of 4.0% of gross revenues.

(4) The borrower is required to make monthly payments to the ground rent reserve of one-twelfth of the ground rent that the lender estimates will be payable during the next ensuing 12 months.

(5) The borrower is required, during a cash trap period, to deposit into a cash trap reserve all remaining cash flow from The Dream Hotel Property after application of gross revenues to amounts required to be paid to debt service and all other reserves on The Dream Hotel Loan and operating expenses pursuant to an operating budget approved by the lender.

(6) The borrower is permitted to incur affiliated debt in the future subject to certain conditions.

(7) The net operating income for prior years is not presented because the Dream Hotel Property was substantially renovated and reopened as a new platform.

--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, LaSalle Financial Services, Inc., Keybanc Capital Markets, Barclays Capital Inc., RBS Greenwich Capital and Wachovia Securities (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@creditsuisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.
--------------------------------------------------------------------------------
                                       59

--------------------------------------------------------------------------------
CSMC 2006-C4         COLLATERAL AND STRUCTURAL TERM SHEET      SEPTEMBER 8, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                THE DREAM HOTEL
--------------------------------------------------------------------------------

                             ADDITIONAL INFORMATION

o The Dream Hotel (the "Subject") is a 16-story (including rooftop deck), full service, 220-room boutique hotel located on Broadway and 55th Street in the heart of Midtown Manhattan.

o The Subject was originally constructed in 1895 as a multifamily property. The property has been used as a hotel since being converted to such use in 1920. The borrower purchased the Subject in 1997 and operated it as a Best Western and then as The Majestic Hotel until beginning a $51 million renovation ($230,000/key), which included a complete upgrade to all mechanical systems, addition of supplemental elevator banks, improvement of common areas (including the roof top lounge) as well as the replacement of all hard and soft goods. The Subject was reopened as The Dream in March 2005 and was fully on line with all amenities in December 2005. The renovation, repositioning and ramp-up of The Dream Hotel represents the substantial increase in underwritten Net Operating Income relative to historical performance as a different hotel platform.

o The Subject displays unparalleled design and decor, with lobby features including an oversized statue of Catherine the Great, huge charcoal murals, a four-sided glass elevator, and a salt water aquarium, which ranks as one of North America's largest. Each guestroom is decorated in an upscale, boutique-style fashion featuring amenities including a large screen plasma television, 300 thread-count Egyptian white cotton linens, bathrobes, and a pre-loaded iPod. Guests also receive complimentary access to a nearby Gold's Gym.

o Also opening in 2005, the Subject's 9,200 square foot Chopra Center and Spa represents the only Chopra facility on the East Coast. The Spa specializes in Ayurveda, an ancient India science developed by Dr. Deepak Chopra and offers services including yoga, massage treatments and beauty services. The Spa operates under the Chopra Center name through a license agreement.

o The Dream features world-class dining with its David Rockwell-designed Serafina restaurant, one of New York's finest venues, constructed at a cost of approximately $4 million ($1 million of which was spent by the tenant). Serafina's main dining room seats 110 guests with additional space at the bar for roughly 20 patrons, outdoor patio seating and three sofas for lounge seating. The venue also provides room service and on-site catering. The Subject also features two destination lounges, AVA Lounge and Dream Lounge. The 50-seat AVA Lounge is located on the rooftop deck and features both indoor and outdoor areas with southern views of Times Square. The 25-seat Dream Lounge is a lobby bar featuring a 1970's decor complete with a mirrored ceiling and multicolored striped flooring.

o The Subject is one of only two hotels in Manhattan that belong to the exclusive Preferred Hotels & Resorts network, a global luxury brand servicing more than 300 of the world's independently owned and operated hotels and resorts. Founded in 1968, Preferred Hotels operates in 50 countries, delivering cutting-edge sales, marketing and technology solutions to its clients.

o According to the June 2006 STR Report, occupancy at the Subject has increased 31.9% over the past 12 months to 86.5% which equates to an index rating of 104.3%. ADR has increased 17.8% over the past 12 months to $263.03 which equates to an index rating of 90.4%. RevPAR has increased 55.3% over the past 12 months to $227.47 which equates to an index rating of 94.3%. The Subject's competitive set includes Le Meridien Parker, The Time Hotel, Shoreham Hotel, Chambers Hotel, The Muse, Hudson Hotel and W Hotel New York Times Square.

--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, LaSalle Financial Services, Inc., Keybanc Capital Markets, Barclays Capital Inc., RBS Greenwich Capital and Wachovia Securities (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@creditsuisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.
--------------------------------------------------------------------------------
                                       60

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                THE DREAM HOTEL
--------------------------------------------------------------------------------

                      ADDITIONAL INFORMATION (CONTINUED)

o The Subject is located in New York City on the Southeast corner of West 55th Street between Broadway and Sixth Avenue in the Times Square North submarket. Times Square is considered a premier tourist destination, playing host to over 27 million tourists annually and is home to a wide range of industries, including retail, entertainment, office, residential, hotels and theaters. Over 12 million people a year attend Broadway shows and the theater industry contributes over $2.3 billion to the economy of NYC and supports 25,000 full and part-time jobs.

o The local area surrounding the Subject generates significant commercial, businesses and leisure demand from the surrounding world-renowned entertainment and Fortune 500 companies. An estimated 1.7 million people pass through Times Square daily. The area is also served by the largest transportation network concentration in NYC, which includes the City's largest subway station, the Port Authority Bus Terminal and one-stop access to Grand Central Station and Penn Station. The Subject's location provides a very good platform from which to attract both leisure and commercial related demand.

o The Borrower, Surrey Hotel Associates, LLC, is owned by Hampshire Hotels Group, LLC and Mayfair Ventures, LLC. Founded in 1995, Hampshire Hotels and Resorts LLC owns and manages 10 hotels in New York, two in Montreal, one in Bangkok and one in London. Hampshire has worked with many of the leading three and four-star hotel brands including Best Western, Sheraton, Hilton Garden Inn, Hampton Inn, Comfort Inn, Clarion, Quality, Days and Howard Johnson. The company's first four-star independent boutique hotel was the highly acclaimed Time Hotel (opened in 1999) located on 49th Street and Broadway. The Sponsors, Hampshire Hotels Group, LLC and Marko Trust, have a combined net worth of $251.2 million, of which $112.8 million is liquid.

o Hampshire Hotels and Resorts ("Hampshire"), an affiliate of the Sponsor, manages the Subject. Hampshire currently manages over 2,000 rooms in New York City with revenues approaching $100 million as of 2004. The company continues to look for expansion within the New York market and other strong markets within the United States. The corporate management team has over 150 years of combined hospitality experience with an expertise in revenue generation and expense management.

--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, LaSalle Financial Services, Inc., Keybanc Capital Markets, Barclays Capital Inc., RBS Greenwich Capital and Wachovia Securities (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@creditsuisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.
--------------------------------------------------------------------------------
                                      61

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              GALILEO PORTFOLIO
--------------------------------------------------------------------------------













                       [PLACEHOLDER FOR PHOTO AND MAP]









--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, LaSalle Financial Services, Inc., Keybanc Capital Markets, Barclays Capital Inc., RBS Greenwich Capital and Wachovia Securities (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@creditsuisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.
--------------------------------------------------------------------------------
                                       62

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              GALILEO PORTFOLIO
--------------------------------------------------------------------------------

                                LOAN INFORMATION

ORIGINAL PRINCIPAL BALANCE: $82,446,000

CUT-OFF DATE PRINCIPAL
BALANCE(1):                 $82,446,000

FIRST PAYMENT DATE:         July 1, 2006

MORTGAGE INTEREST RATE:     5.970% per annum

AMORTIZATION TERM:          Interest Only(2)

HYPERAMORTIZATION:          N/A

ARD DATE:                   N/A

MATURITY DATE:              June 1, 2016

MATURITY BALANCE:           $82,446,000

INTEREST CALCULATION:       30/360

CALL PROTECTION:            Lockout/defeasance until the
                            date that is three months prior
                            to the Maturity Date.

LOAN PER SF(1):             $77

UP-FRONT RESERVES:          None

ONGOING RESERVES:           Tax and Insurance Reserve(3):       Yes

                            TI/LC Reserve(4):                   Yes

LOCKBOX:                    N/A

SUBORDINATE FINANCING:      None

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:        Portfolio

PROPERTY TYPE:                 Retail

PROPERTY SUB-TYPE:             Anchored (except Fashion Square Shopping Center,
                               which is unanchored)

LOCATION:                      Various(5)

YEAR BUILT/RENOVATED:          Various(6)

SQUARE FEET:                   1,067,241

OCCUPANCY AT U/W(7):           100%

OWNERSHIP INTEREST:            Fee, except Wilkes-Barre Towne Marketplace,
                               which is leasehold

                                                 % OF TOTAL        LEASE
MAJOR TENANTS                            NRSF        NRSF        EXPIRATION
-------------                            ----        ----        ----------
WalMart                                205,000      19.2%        10/31/2022

McRae's dba Belk, Inc.                 168,000      15.7%         7/31/2014

Burlington Coat Factory                135,774      12.7%        10/31/2009

PROPERTY MANAGEMENT:                        ERT Australian Management, L.P.

                             12/31/2003    12/31/2004    12/31/2005       UW
                             ----------    ----------    ----------       --
NET OPERATING INCOME:           N/A            N/A           N/A      $7,432,840

NET CASH FLOW:                                                        $6,972,098

DSCR:                                                                      1.42x

APPRAISED VALUE:               $116,400,000.00

APPRAISAL DATE:                Various(7)

CUT-OFF DATE LTV RATIO:        70.8%

MATURITY/ARD LTV RATIO:        70.8%

(1)  Based on the September 2006 cut-off date principal balance.

(2)  The Galileo Portfolio Loans are interest only the entire term.

(3) Provided no Event of Default has occurred and the respective Borrower provides paid tax receipts at least 15 days prior to the due date of such taxes to Lender, each Borrower is not required to fund the tax impound account. So long as each Borrower maintains blanket insurance policies insuring its respective property, each Borrower is not required to impound for insurance premiums. However, Lender can elect to impound for insurance premiums following (i) issuance by any insurer of any notice of cancellation, termination or lapse of any insurance required under the loan documents, (ii) any cancellation, termination or lapse, regardless of notice, of any insurance required under the loan documents, (iii) Borrower's failure to deliver evidence of insurance to Lender; or (iv) the occurrence of an Event of Default.

(4) From and after the occurrence and during the continuance of a "Trigger Event" (as defined below), Borrower is required to deposit $32,056 per month, PROVIDED that the Borrower will not be required to make any payments into the TI/LC reserve if the balance of the reserve equals or exceeds $1,154,002 "Trigger Event" means the Galileo Portfolio DSCR falls below
     1.15. If the Galileo Portfolio DSCR further falls below 1.10, then a cash flow sweep is instituted until the DSCR increases to 1.10.

(5) The Galileo Portfolio is comprised of five loans and five properties located in Alabama, Massachusetts, Pennsylvania and Florida.

(6)  The Galileo Portfolio Properties were constructed between 1959 and 2005.

(7) Appraisals for the Galileo Portfolio Properties were performed between April 10, 2006 and April 21, 2006.

--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, LaSalle Financial Services, Inc., Keybanc Capital Markets, Barclays Capital Inc., RBS Greenwich Capital and Wachovia Securities (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@creditsuisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.
--------------------------------------------------------------------------------
                                       63

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CSMC 2006-C4         COLLATERAL AND STRUCTURAL TERM SHEET      SEPTEMBER 8, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              GALILEO PORTFOLIO
--------------------------------------------------------------------------------

                                           PORTFOLIO INFORMATION
                                                                                            ALLOCATED
                                 YEAR                             SQUARE                  ORIGINAL LOAN
PROPERTY NAME              BUILT/RENOVATED       LOCATION         FOOTAGE  OCCUPANCY(1)      BALANCE       APPRAISED VALUE
-------------              ---------------  -------------------   -------  ------------   -------------    ---------------

  Springdale Center           1959/2005         Mobile, AL        565,951     100%          $36,907,000       $49,500,000

  Chicopee Marketplace          2005           Chicopee, MA       121,220     100%          $17,415,000       $26,000,000
  Shopping Center

  Wilkes-Barre Towne            2004          Wilkes Barre, PA    309,770     100%          $10,613,000       $17,900,000
  Marketplace

  Cobblestone Village           2005        West Palm Beach, FL    33,207     100%           $9,994,000       $12,400,000

  Fashion Square              1994/2005       Orange Park, FL      37,093     100%           $7,517,000       $10,600,000
  Shopping Center
-------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                                          1,067,241     100%          $82,446,000      $116,400,000
-------------------------------------------------------------------------------------------------------------------------

(1) Based on the rent rolls dated July 2006.


--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, LaSalle Financial Services, Inc., Keybanc Capital Markets, Barclays Capital Inc., RBS Greenwich Capital and Wachovia Securities (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@creditsuisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.
--------------------------------------------------------------------------------
                                       64

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              GALILEO PORTFOLIO
--------------------------------------------------------------------------------

                            ADDITIONAL INFORMATION

o The Galileo Portfolio is comprised of five cross collateralized and cross defaulted loans secured by five retail centers, with a combined square footage of 1,067,241, located in Mobile, AL (Springdale Center), Chicopee, MA (Chicopee Marketplace Shopping Center), Wilkes-Barre, PA (Wilkes-Barre Towne Marketplace), West Palm Beach, FL (Cobblestone Village) and Orange Park, FL (Fashion Square Shopping Center). All properties are 100% occupied and located in strong retail markets.

  PROPERTIES

o Springdale Center is a Class A, anchored, power center located in Mobile, Alabama approximately 10 miles west of the Mobile Central Business District. The collateral, which consists of eight buildings on a 57.06-acre site, is located on the northeast corner of Airport Boulevard and Interstate-65, in the area containing the largest concentration of retail, commercial, office and hospitality development in Mobile. As of July 13, 2006, the property was 100% occupied with an average in place rent per square feet of $8.95 NNN exclusive of the four pad tenants.

  The center is anchored by McRae's dba Belks (168,000 SF pad lease), Burlington Coat Factory (135,774 SF), Best Buy (46,930 SF), Linens N Things (36,046 SF), Goody's (32,956 SF), Barnes & Noble (24,933 SF), and Staples (24,121 SF). Other national and regional tenants are Old Navy, Catherine's, After Hours Formal Wear, Warehouse Music, and Macaroni Grill. The center is also shadow anchored by Sam's Club, built in 2003, which contributes to the center's common area maintenance. Based on the Appraisal, performed by CB Richard Ellis, the market occupancy is 95%. The average 2005 household income and population within a 1, 3, and 5 mile radius of the property are $42,718 / 7,976; $51,110 / 72,047; and $47,609 / 173,923 respectively.

o Chicopee Marketplace Shopping Center is a Class A, anchored, community center located in Chicopee, Massachusetts, 35 miles north of Hartford. Built in 2005, the center is the last phase of a three phase development, with Phases I and II consisting of a freestanding Home Depot built in 2002 and a WalMart built in 2005. The collateral is a single story building containing 113,420 square feet of in-line tenant space and two out lots on a 22.78 acre site. The property is located on the east side of Memorial Drive (Route 33); the primary commercial artery traversing the central portion of Chicopee and directly across the street from the entrance/exit ramp to Exit 5 of I-90 (Massachusetts Turnpike). As of July 19, 2006, the Property was 100% leased with an average in place rent of $14.34/SF exclusive of the pad tenant. CBL & Associates master leases 12, 000 square feet.

  The center is anchored by Marshalls (36,000 SF) and Staples (20,388 SF). Other national and regional tenants are Fashion Bug, Payless ShoeSource, Sally Beauty, Gamestop, Subway, I-Party, Sleepys, and Applebees (pad lease). The center is also shadow anchored by Home Depot and WalMart. Based on the Appraisal, performed by CB Richard Ellis, the market occupancy is 97%. The average household income and population within a 1, 3, and 5 mile radius of the property are $49,941 / 7,396; $45,182 / 78,259; and $45,664 /
  209,611 respectively.

o Wilkes-Barre Towne Marketplace is a Class A, anchored community center located in Wilkes-Barre Township, Pennsylvania, approximately 100 miles from both New York City and Philadelphia. Built in 2004, the collateral consists of the leasehold interest on a 40.90 acre site improved with a Super WalMart (pad lease) and Starbucks (pad lease), three in-line buildings totaling 76,870 square feet and three outparcels occupied by dining establishments. As of July 13, 2006, the occupancy was 100% and the average in place rent per square foot was $14.06 exclusive of the pad lease tenants.

  The center is anchored by a Super WalMart (205,000 SF), A.C Moore Arts & Crafts (22,500 SF), Cracker Barrel (10,000 SF), Fashion Bug (8,000 SF), Chuck E. Cheese (8,000 SF) and Starbucks (4,000 SF). Other national and regional tenants include Radio

--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, LaSalle Financial Services, Inc., Keybanc Capital Markets, Barclays Capital Inc., RBS Greenwich Capital and Wachovia Securities (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@creditsuisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.
--------------------------------------------------------------------------------
                                       65

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              GALILEO PORTFOLIO
--------------------------------------------------------------------------------

                      ADDITIONAL INFORMATION (CONTINUED)

  Shack, Hallmark, UPI Wireless, Sally Beauty, and Payless ShoeSource. Wilkes-Barre Towne Marketplace is located within 1/2 mile of the Wyoming Valley Mall, a regional mall anchored by the Bon-Ton, JC Penney, Kaufmann's and Sears. Based on the Appraisal, performed by CB Richard Ellis, the market occupancy is 98%. The average household income and population within a 1, 3, and 5 mile radius of the property are $36,099 / 5,457; $42,954 / 64,105; and $44,489 / 114,087 respectively.

o Cobblestone Village is a Class A, shadow anchored retail center located in West Palm Beach, Florida, approximately seven miles west of the central business district. Built in 2005, the collateral consists of two multi-tenant buildings. As of July 18, 2006, occupancy at was 100% and the average in place rent per square foot was $25.48.

  The center is occupied by national and local tenants including Cingular Wireless, Cold Stone Creamery, and Payless ShoeSource. Cobblestone Village is shadow anchored by Super Target and other retail in the area includes Home Depot, Winn Dixie, Eckerd Drugstore, and Walgreen's. Based on the Appraisal, performed by CB Richard Ellis, the market occupancy is 98%. The average household income and population within a 1, 3, and 5 mile radius of the property are $71,008 / 6,702; $70,945 / 48,224; and $74,638 / 109,471
  respectively.

o Fashion Square Shopping Center is a Class A, mixed use retail center located in Orange Park, Florida, approximately 18 miles southwest of downtown Jacksonville. Built in phases between 1994 and 2005, the collateral consists of four, single-story building that are single and multi-tenanted including 30,468 square feet of restaurant space and 6,625 square feet of retail space situated on a 5.50 acre site. As of July 13, 2006 the center was 100% leased with an average in place lease rate of $21.03/SF. CBL & Associates master leases 7,125 square feet.

  The restaurant tenants include Millers Ale House, Takeya Japanese Steakhouse, Carrabas and Ruby Tuesday. The retail tenants include America's Home Plan and Best Barbershop in Town. The subject is located in a strong retail corridor next to the Orange Park Mall. Anchor tenants of the mall include AMC Theatres, Belk Department Store, Dillard's, JC Penney, and Sears. Nearby retail developments in the area include a Home Depot and Target to the northwest. Based on the Appraisal, performed by CB Richard Ellis, the market occupancy is 96%. The average household income and population within a 1, 3, and 5 mile radius of the property are $52,624 / 11,284; $59,204 / 57,694; and $62,472 / 127,412 respectively.

o The sponsor, Galileo America, LLC owns the five, bankruptcy-remote borrowing entities. Galileo America, LLC has an ownership interest in 121 properties located throughout the United States, containing 16.7 million square feet with an average occupancy of 96.2%. The sponsor is owned by Galileo America, Inc., a US Real Estate Investment Trust (95%) and New Plan Excel Realty Trust (5%) and has been in operation since 2003. The U.S. REIT is 100% owned by Galileo Shopping America Trust, an Australian entity that is a publicly traded Trust on the Australian Stock Exchange.

o ERT Australian Management, L.P. an affiliate of New Plan Excel Realty Trust, Inc. provides property management services for the subject properties under a long-term contract. New Plan is one of the nation's largest real estate companies, focusing on the ownership and management of community and neighborhood shopping centers. New Plan is a self-administered and self-managed equity real estate investment trust that was formed in 1972. The company operates a national portfolio of 408 properties, primarily community and neighborhood shopping centers, located across 36 states, with approximately 56.6 million square feet of gross leasable area, and 19 related retail real estate assets, with approximately
  1.8 million square feet of gross leasable area. New Plan Excel Realty Trust has an investment grade rating from both S&P and Moody's: S&P: BBB (Stable outlook) and Moody's: Baa2 (Stable outlook).

--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, LaSalle Financial Services, Inc., Keybanc Capital Markets, Barclays Capital Inc., RBS Greenwich Capital and Wachovia Securities (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@creditsuisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.
--------------------------------------------------------------------------------
                                       66

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              GALILEO PORTFOLIO
--------------------------------------------------------------------------------

LEASE ROLLOVER SCHEDULE (1)

                                                                                   % OF TOTAL       CUMULATIVE % OF
            # OF LEASES    AVERAGE BASE RENT    % OF TOTAL SF    CUMULATIVE %    RENTAL REVENUES      TOTAL RENTAL
   YEAR        ROLLING           PER SF             ROLLING      OF SF ROLLING        ROLLING        REVENUES ROLLING
   ----     -----------    -----------------    -------------    -------------   ---------------    -----------------
   2006           2              $16.01               1.7%            1.7%             3.2%                3.2%
   2007           1               $0.00               1.4%            3.1%               0%                3.2%
   2008           5              $12.67               6.4%            9.6              9.5%               12.7%
   2009          11               $6.10              16.8%           26.3%            11.9%               24.7%
   2010          15              $19.66               3.5%           29.8%             8.0%               32.7%
   2011          10              $22.84               2.9%           32.7%             7.8%               40.5%
   2012           3              $12.41               4.9%           37.6%             7.1%               47.6%
   2013           2              $19.26               0.5%           38.1%             1.1%               48.7%
   2014           7               $4.15              21.9%           60.0%            10.6%               59.3%
   2015           7              $13.33               8.4%           68.4%            13.1%               72.5%
 > 2015          16               $7.46              31.6%          100.0%            27.5%                100%
Vacant          N/A                 N/A               0.0%            0.0%             N/A                 N/A


--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, LaSalle Financial Services, Inc., Keybanc Capital Markets, Barclays Capital Inc., RBS Greenwich Capital and Wachovia Securities (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@creditsuisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.
--------------------------------------------------------------------------------
                                       67

--------------------------------------------------------------------------------
CSMC 2006-C4         COLLATERAL AND STRUCTURAL TERM SHEET      SEPTEMBER 8, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 HARWOOD CENTER
--------------------------------------------------------------------------------










                        [PLACEHOLDER FOR PHOTO AND MAP]










--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, LaSalle Financial Services, Inc., Keybanc Capital Markets, Barclays Capital Inc., RBS Greenwich Capital and Wachovia Securities (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@creditsuisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.
--------------------------------------------------------------------------------
                                       68

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CSMC 2006-C4         COLLATERAL AND STRUCTURAL TERM SHEET      SEPTEMBER 8, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 HARWOOD CENTER
--------------------------------------------------------------------------------

                                LOAN INFORMATION

ORIGINAL PRINCIPAL BALANCE: $81,000,000.00

CUT-OFF DATE PRINCIPAL
BALANCE(1):                 $81,000,000

FIRST PAYMENT DATE:         July 11, 2006

MORTGAGE INTEREST RATE:     6.2440620% per annum

AMORTIZATION TERM:          360 months(2)

HYPERAMORTIZATION:          N/A

ARD DATE:                   N/A

MATURITY DATE:              June 11, 2016

MATURITY BALANCE:           $73,543,948

INTEREST CALCULATION:       Actual/360

CALL PROTECTION:            Lockout/defeasance until the
                            date that is four months prior
                            to the Maturity Date.

LOAN PER SF(1):             $111

UP-FRONT RESERVES:          Engineering Reserve:                   $9,700

                            Omnicom Tenant
                            Improvement and Leasing
                            Commission Reserve(3):             $1,325,000

                            Omnicom Dieste Free
                            Rent Reserve(4):                     $173,333

                            SWACHA Free Rent Reserve(4):          $51,000

                            Omnicom Block One &
                            Block Two Free Rent Reserve(4):      $300,000

                            National Clearing House
                            Free Rent Reserve (4):                $27,479

                            Omnicom Dieste Expansion
                            Free Rent Reserve(4):                 $54,131

                            Ground Lease Reserve                  $13,850

                            Fireman's Fund Reserve(5):         $2,250,000

ONGOING RESERVES:           Tax and Insurance Reserve:                Yes

                            Replacement Reserve:                      Yes(6)

                            Ground Lease Reserve:                     Yes(7)

                            Rollover Reserve:                         Yes(8)

                            Lease Termination Reserve:                Yes

LOCKBOX:                    Hard

SUBORDINATE FINANCING:      Yes(9)

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:       Single Asset

PROPERTY TYPE:                Office

PROPERTY SUB-TYPE:            Central Business District

LOCATION:                     Dallas, Texas

YEAR BUILT/RENOVATED:         1982/N/A

SQUARE FEET:                  731,716

OCCUPANCY AT U/W(10):         84%

OWNERSHIP INTEREST:           Fee and Leasehold

                                               % OF TOTAL        LEASE
MAJOR TENANTS                         NRSF        NRSF        EXPIRATION
-------------                         ----        ----        ----------
Omnicom Group                        333,297      46.4%     12/31/2019(11)

Fireman's Fund Insurance              90,360      12.4%      9/30/2007(12)

Department of Education               61,479       8.4%      3/31/2015

PROPERTY MANAGEMENT:

                                   12/31/2004   12/31/2005     4/30/2006        UW
                                   ----------   ----------     ---------        --
NET OPERATING INCOME:              $6,806,337   $7,392,312    $7,409,888    $7,615,069

NET CASH FLOW:                                                              $7,167,671

DSCR:                                                                            1.20x

APPRAISED VALUE:              $102,000,000

APPRAISAL DATE:               May 11, 2006

CUT-OFF DATE LTV RATIO(1):    79.4%

MATURITY/ARD LTV RATIO:       72.1%

(1)  Based on the September 2006 cut-off date principal balance.

(2)  The Harwood Center Loan has an interest-only period of 36 months.

(3) The Omnicom tenant improvement and leasing commission reserve was established at closing to fund tenant improvement allowance required to be paid to Omnicom Group, Inc. on or after January 1, 2010.

(4) Free rent reserves were established at closing to cover free rent periods under the applicable leases.

(5) The Fireman's Fund reserve was established at closing to fund tenant improvement and leasing commissions incurred in retaining or replacing Fireman's Fund.

(6) The borrower is required to deposit $9,146 per month into a replacement reserve to fund ongoing repairs and replacements.

(7) The borrower is required to make monthly payments into a ground lease reserve to accumulate funds necessary to pay all ground rent prior to the due date.

(8) The borrower is required to deposit $32,359 per month into a rollover reserve to fund tenant improvement and leasing commissions.

(9) The borrower has incurred mezzanine debt in an amount of $7,000,000 a mezzanine loan secured by the ownership interests of the borrower, which debt is subject to standard subordination and intercreditor provisions.

(10) Based on the May 1, 2006 rent roll.

(11) The Department of Education may terminate its lease after 84 months in March 2013 by giving at least 60 days notice in writing to the landlord.

(12) Omnicom Group may exercise a termination option once during the term of the lease to reduce no more than 10% of the then-occupied space.

--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, LaSalle Financial Services, Inc., Keybanc Capital Markets, Barclays Capital Inc., RBS Greenwich Capital and Wachovia Securities (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@creditsuisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.
--------------------------------------------------------------------------------
                                       69

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 HARWOOD CENTER
--------------------------------------------------------------------------------

                             ADDITIONAL INFORMATION

o Harwood Center (the "Subject" or "Property") is a 731,716 square foot office building located in the heart of the Dallas CBD office market. Harwood Center is one of the premier Class A office properties in the Dallas CBD. The Subject benefits from immediate adjacency to a Dallas DART rail line stop and ample on-site covered parking, two features few of its competing properties can match. The Property was built in 1982 and underwent $1.4 million in common area and mechanical renovations in the last year, including upgraded elevator mechanicals and ground-floor lobby remodeling. Additionally, $3.5 million in tenant improvements and leasing commissions were incurred by the previous owner in 2005.

o The Property is located at 1999 Bryan Street, at the corner of Harwood and Bryan Streets, and has two parking garages, one which comprises floors 2-7 of the Property and the other located immediately adjacent on Harwood Street. The ground level of the Property is split by Federal Street, which crosses underneath the second floor (first level of parking) and provides loading dock and delivery access to the Property. Harwood Center's onsite covered parking is unique to the Property in the market, as it is the only property with such amenity, providing direct elevator access to tenant space.

o As of May 1, 2006, the Subject was 84.0% occupied by fourteen tenants paying an average rent of $16.77 PSF. Harwood Center benefits from a diversified and creditworthy tenant roster, with credit and government tenants occupying 89.3% of the occupied space.

o Omnicom (S&P: A-), the largest tenant, occupies 339,297 square feet of space (46.4% of GLA), excluding storage, and pays an average of $16.46 PSF NNN through 2019. Omnicom has been at the Property since 2000 with an original 294,958 square feet and has since leased additional space twice totaling over 37,000 square feet. The tenant will receive one month free rent every January from 2015 through 2019 on 294,958 SF in addition to free rent through April of 2007 on 13,000 SF. The firm provides advertising, marketing and corporate communications services. Its core business lines are traditional media advertising, customer relationship management, public relations and specialty advertising. Founded in 1944 through the consolidation of three leading advertising agencies, the company is headquartered in New York and operates in the U.S. and Europe. Publicly traded on the NYSE (OMC), the company reported revenues of $10.5 billion in fiscal 2005, which ended in December of that year.

o Fireman's Fund (S&P: A), the second largest tenant, occupies 90,360 SF (12.4% of GLA) and pays $17.47 PSF NNN annually through September 2007. Fireman's Fund has been at the Property since construction and has renewed its lease twice and expanded at the Property once. Fireman's also spent $439,000 in common area upgrades last year, or approximately $5.00 per square foot. Founded in San Francisco in 1863, Fireman's Fund is a property/casualty insurer that sells personal and business insurance in the U.S. The fund currently has 90 offices in 32 U.S. states. Headquartered in Novato, California, the company was acquired by insurance company giant Allianz in 1991.

o Department of Education, (the "DOE") the third largest tenant, occupies 61,479 SF (8.4% of GLA) and pays $16.50 PSF NNN through March 2015. Created in 1980, the Department of Education is a federal agency seeking to provide equal access to education, as well as to promote educational excellence in the U.S. With a $7.15 billion budget and 4,500 employees, the DOE establishes policies on federal financial aid for education, oversees the distribution of these funds, collects and analyzes data on American schools, and draws attention to significant educational issues.

o The overall Dallas market is divided into 17 submarkets. The Property is located in the Dallas CBD submarket, which accounts for 17.2% of the total market inventory and is the largest of the 17 submarkets. Asking rents in the CBD submarket have been on an upswing. After finishing 2004 with an average rental rate of $16.67 PSF, rents increased approximately 10.9% through 2005 and the second quarter of 2006, settling at an average of $18.48 PSF. Approximately 44.2% of the submarket is comprised of Class "A" space. Class "A" rents also increased markedly, from $19.38 PSF at year-end 2004, to $20.41 PSF in the second quarter of 2006. Class "A" vacancy showed continued improvement, reaching 18.4%; the lowest vacancy since 2000.

--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, LaSalle Financial Services, Inc., Keybanc Capital Markets, Barclays Capital Inc., RBS Greenwich Capital and Wachovia Securities (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@creditsuisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.
--------------------------------------------------------------------------------
                                       70

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 HARWOOD CENTER
--------------------------------------------------------------------------------

                       ADDITIONAL INFORMATION (CONTINUED)

o The sponsors, Margaret and Joel Kestenbaum and Dennis M. Trimarchi have a combined net worth of $152.6 million and liquidity of $35.6 million.

  -- Fortis Property Group, which is 75% owned by the Kestenbaum's, is a diversified real estate operating company with over 20 years of management and development experience. Fortis currently manages more than one million square feet of commercial space and 454 residential units.

  -- Over a 25 year career, Dennis M. Trimarchi was responsible for the acquisition, financing, equity placement, management and disposition of more than three million square feet of commercial space, 30,000 residential units and over 3,000 acres of land across the United States.

o Fortis Property Group, LLC, an affiliate of the borrower, manages the Subject property. The company has over twenty years of management and development experience in both residential and commercial properties. The principals of the Company bring with them several decades of experience in property management, and at various times have enjoyed extensive experience in project planning, construction, development and management of multifamily housing and commercial properties. Fortis currently has over one million square feet of commercial space under management, including JP Morgan Tower III in Dallas, Texas.

--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, LaSalle Financial Services, Inc., Keybanc Capital Markets, Barclays Capital Inc., RBS Greenwich Capital and Wachovia Securities (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@creditsuisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.
--------------------------------------------------------------------------------
                                       71

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CSMC 2006-C4         COLLATERAL AND STRUCTURAL TERM SHEET      SEPTEMBER 8, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 HARWOOD CENTER
--------------------------------------------------------------------------------

LEASE ROLLOVER SCHEDULE (1)

                                                                                   % OF TOTAL       CUMULATIVE % OF
            # OF LEASES    AVERAGE BASE RENT    % OF TOTAL SF    CUMULATIVE %    RENTAL REVENUES      TOTAL RENTAL
   YEAR        ROLLING           PER SF             ROLLING      OF SF ROLLING        ROLLING        REVENUES ROLLING
   ----     -----------    -----------------    -------------    -------------   ---------------    -----------------
   MTM           4               $9.57               0.3%             0.3%              0.2%               0.2%
   2006          1              $19.00               0.2%             0.5%              0.3%               0.4%
   2007          2              $17.65              12.3%            12.8%             15.2%              15.7%
   2008          1               $3.87               0.4%            13.2%              0.1%              15.8%
   2009          1              $12.50               1.3%            14.5%              1.2%              17.0%
   2010          6              $13.74               4.8%            19.3%              4.7%              21.6%
   2011          1              $14.00               1.2%            20.6%              1.2%              22.8%
   2013          4              $19.25               8.8%            29.4%             11.9%              34.7%
   2015          1              $16.50               8.4%            37.8%              9.7%              44.5%
 > 2016          4              $17.13              46.2%            84.0%             55.5%             100.0%
 Vacant         N/A                N/A              16.0%           100.0%              N/A                N/A

(1) Data based on rent roll dated 5/1/2006.


--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, LaSalle Financial Services, Inc., Keybanc Capital Markets, Barclays Capital Inc., RBS Greenwich Capital and Wachovia Securities (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@creditsuisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.
--------------------------------------------------------------------------------

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                    [THIS PAGE INTENTIONALLY LEFT BLANK]












--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, LaSalle Financial Services, Inc., Keybanc Capital Markets, Barclays Capital Inc., RBS Greenwich Capital and Wachovia Securities (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@creditsuisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.
--------------------------------------------------------------------------------
                                       73

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CSMC 2006-C4         COLLATERAL AND STRUCTURAL TERM SHEET      SEPTEMBER 8, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        3434 NORTH WASHINGTON BOULEVARD
--------------------------------------------------------------------------------









                        [PLACEHOLDER FOR PHOTO AND MAP]









--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, LaSalle Financial Services, Inc., Keybanc Capital Markets, Barclays Capital Inc., RBS Greenwich Capital and Wachovia Securities (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@creditsuisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.
--------------------------------------------------------------------------------
                                       74

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CSMC 2006-C4         COLLATERAL AND STRUCTURAL TERM SHEET      SEPTEMBER 8, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        3434 NORTH WASHINGTON BOULEVARD
--------------------------------------------------------------------------------

                                LOAN INFORMATION

PRINCIPAL BALANCE(1)(2):                 ORIGINAL          CUT-OFF DATE
                                         --------          ------------
3434 NORTH WASHINGTON BOULEVARD LOAN:  $64,000,000         $64,000,000

3434 NORTH WASHINGTON BOULEVARD
JUNIOR COMPANION LOAN:                  $4,500,000          $4,500,000

3434 NORTH WASHINGTON BOULEVARD
TOTAL LOAN:                            $68,500,000         $68,500,000

FIRST PAYMENT DATE:         October 1, 2006

MORTGAGE INTEREST RATE:     6.24015625% per annum

AMORTIZATION TERM:          360 months(3)

HYPERAMORTIZATION:          After September 1, 2016, the
                            interest rate increases by the
                            greater of the Initial Interest
                            Rate plus 2.00%  or 2.00% plus
                            the yield on a U.S. Government
                            Security having a term equal to
                            the remaining term of the loan
                            capped at 5% over the Initial
                            Interest Rate.

ARD DATE:                   September 1, 2016

MATURITY DATE:              September 1, 2036

MATURITY BALANCE:           $57,364,608

INTEREST CALCULATION:       Actual/360

CALL PROTECTION:            Lockout/Defeasance until the
                            date that is three months prior
                            to the ARD Date.

LOAN PER SF(1):             $312

UP-FRONT RESERVES:          Tenant Leasing Reserve:           $238,758

ONGOING RESERVES:           Tax Reserve:                           Yes

                            Replacement Reserve(4):                Yes

                            Insurance Reserve(5):                  Yes

                            Tenant Improvement and Leasing
                            Commission Reserve(6) :                Yes

LOCKBOX:                    Hard

SUBORDINATE FINANCING:      Yes

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:        Single Asset

PROPERTY TYPE:                 Office/Retail

PROPERTY SUB-TYPE:             Suburban

LOCATION:                      Arlington, VA

YEAR BUILT/RENOVATED:          2006/NA

SQUARE FEET:                   205,372

OCCUPANCY AT U/W(7):           97%

OWNERSHIP INTEREST:            Fee

                                                  % OF TOTAL        LEASE
MAJOR TENANT                             NRSF        NRSF        EXPIRATION
                                         ----        ----        ----------
SRA International, Inc. (7)             192,097      93.5%         7/31/2016

PROPERTY MANAGEMENT:                     Boston Properties Limited Partnership

                           12/31/2003   12/31/2004   12/31/2005       UW
                           ----------   ----------   ----------       --
NET OPERATING INCOME:          N/A          N/A          N/A       $5,770,268

U/W NCF:                                                           $5,739,462

U/W DSCR:                                                               1.23x

APPRAISED VALUE:               $88,200,000

APPRAISAL DATE:                July 1, 2006

CUT-OFF DATE LTV RATIO(1):     72.6%

MATURITY BALANCE AT ARD LTV
RATIO:                         65.0%

(1)  Based on the September 1, 2006 cut-off date principal balance.

(2) The 3434 North Washington Boulevard Loan has an original balance of $64,000,000. The 3434 North Washington Boulevard Loan is senior to the 3434 North Washington Boulevard Junior Companion Loan, which has a principal balance of $4,500,000 as of the September 2006 cut-off date. The 3434 North Washington Boulevard Loan has a mortgage interest rate of 6.24015625% and the 3434 North Washington Boulevard Junior Companion Loan has a mortgage interest rate of 10.5%. Unless otherwise stated, calculations presented herein are based on the 3434 North Washington Boulevard Loan.

(3) The initial 24 monthly payments of the 3434 North Washington Boulevard Loan are interest only. The amortization is based on the interest rate on the 3434 North Washington Boulevard Total Loan of 6.52%.

(4) The borrower is required to escrow $2,562 for capital expenditures reserves monthly if, among other conditions, an event of default has occurred and is continuing.

(5) So long as the borrower (i) maintains current and effective insurance for the 3434 North Washington Boulevard Property and (ii) delivers certificates of insurance evidencing the coverages and such insurance certificates are accompanied by delivery of evidence to lender of payment of premiums due thereunder, the requirement for a monthly insurance reserve is waived.

(6) Beginning October 1, 2008 to and including September 1, 2011, $17,114 monthly; from October 1, 2011 to and including September 1, 2012, $34,228 monthly; from October 1, 2012 to and including September 1, 2014, $51,343 monthly; from October 1, 2014 to and including September 1, 2015, $68,457 monthly; and from October 1, 2015 to and including September 1, 2016, $85,571 monthly. The borrower shall continue to make tenant improvement and leasing commission monthly payments until the earlier of (i) the date which is 12 months prior to the expiration of the SRA International, Inc. ("SRA") lease, (ii) the date of any termination of the SRA lease, or (iii) twelve months prior to September 1, 2016. Upon the occurrence of an SRA trigger event, the borrower shall pay to lender monthly deposits in the amount of $100,000 for the tenant improvement and leasing commission reserve until the earlier of (x) the balance of the tenant improvement and leasing commission reserve equals or exceeds $4,169,000 and no event of default shall then exist or is continuing, (y) the SRA lease is renewed pursuant to certain stated conditions or (z) lender shall have approved a replacement lease pursuant to certain stated conditions. Notwithstanding the foregoing, if SRA International, Inc. renews the SRA lease with respect to not less than 146,000 square feet, then the required balance shall be reduced by an amount equal to $20 multiplied by the number of square feet.

(7)  Based on current leases in place.

--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, LaSalle Financial Services, Inc., Keybanc Capital Markets, Barclays Capital Inc., RBS Greenwich Capital and Wachovia Securities (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@creditsuisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.
--------------------------------------------------------------------------------
                                       75

--------------------------------------------------------------------------------
CSMC 2006-C4         COLLATERAL AND STRUCTURAL TERM SHEET      SEPTEMBER 8, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        3434 NORTH WASHINGTON BOULEVARD
--------------------------------------------------------------------------------

                             ADDITIONAL INFORMATION

o The 3434 North Washington Boulevard Property is a 2006 newly constructed 6 story building with approximately 205,372 square feet of Class A office/retail space situated on an approximately 1.77 acre site located in Arlington, Virginia. The 3434 North Washington Boulevard Property improvements include 3.5 levels of above ground parking and 2.5 levels of below grade parking.

o The 3434 North Washington Boulevard Property is located approximately two blocks northeast of the Virginia Square Metro Rail Station, on the George Mason University's Arlington Campus and is situated adjacent to the George Mason School of Law.

o The 3434 North Washington Boulevard Property contains a total of approximately 192,097 square feet of office space, approximately 13,275 square feet of retail space and was approximately 97% leased as of September 1, 2006. The first floor is leased by two retail tenants, a bank and a restaurant. Floors 2-6 are leased by a single tenant, SRA International, Inc. ("SRA") (NYSE: SRX; 93.5% of the NRA; $31.25 PSF; Lease Exp. 7/31/2016). SRA has annual CPI rental increases, capped at 2.5% per annum and has two, five-year extension options.

o SRA is a provider of information technology services and solutions to clients in national security, civil government, and health care and public health. The company primarily serves the US government, with customers including the US Department of Defense, the Food and Drug Administration and the Internal Revenue Service. As of March 31, 2006, SRA reported total assets of $694 million and stockholders' equity of $511 million.

o According to CB Richard Ellis, the 3434 North Washington Boulevard Property is located in the Washington, D.C. Metropolitan Area Office Market. The market consists of approximately 352.8 million square feet of multi-tenanted office space as of the second quarter 2005. The market is segmented into three broad submarkets: District of Columbia, Suburban Maryland and Northern Virginia. The 3434 North Washington Boulevard Property is situated in the Northern Virginia Office Submarket and as of the second quarter 2005, had approximately 161.7 million square feet of multi-tenanted office space with a vacancy rate of approximately 10.5%. The 2005 mid year vacancy rate of approximately 10.5% represents a decline from the year end 2004 vacancy rate of approximately 11.4%. The overall vacancy rate has declined for two consecutive years after reaching a vacancy rate of approximately 16.0% at year end 2002.

o According to CB Richard Ellis, the 3434 North Washington Boulevard Property is more specifically situated in the Rosslyn Ballston Corridor Sub-Market. The Rosslyn-Ballston Corridor Sub-Market vacancy rate has steadily decreased from approximately 12.1% at year end 2003 to approximately 7.4% by year end 2004 and to approximately 5.3% by third quarter 2005. The declining vacancy rates represent a positive absorption of approximately
  2.0 million square feet since year end 2003.

o The borrower under the 3434 North Washington Boulevard Loan is GMUF Arlington Campus, LLC. The borrower is a special purpose entity, whose business is limited to owning and operating the 3434 North Washington Boulevard Property. The sponsor of the 3434 North Washington Boulevard Loan, The George Mason University Foundation., Inc., is a not-for-profit foundation organized and operated exclusively for the benefit of George Mason University. The George Mason University Foundation assists the University in generating private support, manages, invests and administers private gifts including endowment and real estate.

o The 3434 North Washington Boulevard Property is managed by Boston Properties Limited Partnership. Boston Properties Limited Partnership is the operating entity for Boston Properties, Inc., a full-service real estate company involved in acquisitions, development, financing and property management for office properties concentrated in five markets:
  Boston, MA, Washington D.C., New York, NY, San Francisco, CA and Princeton, NJ. As of June 30, 2006 Boston Properties, Inc.'s total portfolio consisted of approximately 124 properties comprised of approximately 42.1 million square feet.

--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, LaSalle Financial Services, Inc., Keybanc Capital Markets, Barclays Capital Inc., RBS Greenwich Capital and Wachovia Securities (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@creditsuisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.
--------------------------------------------------------------------------------
                                       76

--------------------------------------------------------------------------------
CSMC 2006-C4         COLLATERAL AND STRUCTURAL TERM SHEET      SEPTEMBER 8, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        3434 NORTH WASHINGTON BOULEVARD
--------------------------------------------------------------------------------


LEASE ROLLOVER SCHEDULE (1)


                                                                                   % OF TOTAL       CUMULATIVE % OF
            # OF LEASES    AVERAGE BASE RENT    % OF TOTAL SF    CUMULATIVE %    RENTAL REVENUES      TOTAL RENTAL
   YEAR        ROLLING           PER SF             ROLLING      OF SF ROLLING       ROLLING        REVENUES ROLLING
   ----     -----------    -----------------    -------------    -------------   ---------------    ----------------

 > 2016          4               $31.61             97.2%            97.2%            100.0%             100.0%
 Vacant        N/A                  N/A              2.8%           100.0%              N/A                N/A

(1) Data based on current leases in place.



--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, LaSalle Financial Services, Inc., Keybanc Capital Markets, Barclays Capital Inc., RBS Greenwich Capital and Wachovia Securities (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@creditsuisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.
--------------------------------------------------------------------------------
                                       77

--------------------------------------------------------------------------------
CSMC 2006-C4         COLLATERAL AND STRUCTURAL TERM SHEET      SEPTEMBER 8, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           THE EDGE AT AVENUE NORTH
--------------------------------------------------------------------------------










                        [PLACEHOLDER FOR PHOTO AND MAP]










--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, LaSalle Financial Services, Inc., Keybanc Capital Markets, Barclays Capital Inc., RBS Greenwich Capital and Wachovia Securities (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@creditsuisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.
--------------------------------------------------------------------------------
                                       78

--------------------------------------------------------------------------------
CSMC 2006-C4         COLLATERAL AND STRUCTURAL TERM SHEET      SEPTEMBER 8, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           THE EDGE AT AVENUE NORTH
--------------------------------------------------------------------------------

                                LOAN INFORMATION

ORIGINAL PRINCIPAL BALANCE: $60,800,000

CUT-OFF DATE PRINCIPAL
BALANCE:                    $60,800,000

FIRST PAYMENT DATE:         November 1, 2006

MORTGAGE INTEREST RATE:     5.516% per annum

AMORTIZATION TERM:          360 months(1)

HYPERAMORTIZATION:          N/A

ARD DATE:                   N/A

MATURITY DATE:              October 1, 2016

MATURITY BALANCE:           $52,091,242

INTEREST CALCULATION:       Actual/360

CALL PROTECTION:            Lockout/defeasance until the
                            date that is three months prior
                            to the Maturity Date.

LOAN PER UNIT(2):           $76,095

UP-FRONT RESERVES:          Retail Tenants Escrow(3):    $66,937

                            Pre-Paid Rent Escrow(4):    $436,450

                            Insurance Reserve:           $40,959

ONGOING RESERVES:           Tax Reserve(5):                  Yes

                            Insurance Reserve(6):            Yes

                            Replacement Reserve(7):          Yes

                            Temple Lease Escrow(8):          Yes

LOCKBOX:                    Springing

SUBORDINATE FINANCING:      Yes(9):

                              PROPERTY INFORMATION

SINGLE ASSET/PORTFOLIO:        Single Asset

PROPERTY TYPE:                 Multifamily

PROPERTY SUB-TYPE:             Conventional

LOCATION:                      Philadelphia, PA

YEAR BUILT/RENOVATED:          2006 / N/A

UNITS:                         799

OCCUPANCY AT U/W(10):          100%

OWNERSHIP INTEREST:            Leasehold

PROPERTY MANAGEMENT:           College Park Management TRS, Inc.

                              12/31/2003    12/31/2004    12/31/2005       UW
                              ----------    ----------    ----------       --
NET OPERATING INCOME:            N/A           N/A           N/A       $5,159,007

U/W NCF:                                                               $4,999,207

U/W DSCR:                                                                   1.20x

APPRAISED VALUE(11):           $76,900,000

APPRAISAL DATE:                August 1, 2006

CUT-OFF DATE LTV RATIO(2):     79.1%

MATURITY/ARD LTV RATIO:        67.7%

(1) The Edge at Avenue North Loan is presented as an interest-only loan for the first 13 monthly payments, notwithstanding that the loan documents provide that it is an interest-only loan for the first 12 monthly payments, because the closing of The Edge at Avenue North Loan occurred after the September 2006 cut-off date. The accrued interest for the entire month of September, 2006 will be contributed to the issuing entity. The loan documents provide that principal and interest payments commence on November 1, 2007.

(2)  Based on the September 2006 cut-off date principal balance.

(3) At closing, $66,937 was deposited into a retail tenants escrow account for The Edge at Avenue North Loan. So long as no event of default has occurred and is continuing, funds shall be disbursed from the account upon lender's receipt of tenant estoppel certificates from Next Level Investments, LLC, BarPar Inc., and Abdurazak Faza (collectively, the "Retail Tenants") confirming that each of the Retail Tenants are in full occupancy, conducting business in their respective space, and paying full contractual rent.

(4) At closing, $436,450 was deposited into a prepaid rent escrow account for The Edge at Avenue North Loan. So long as no event of default has occurred and is continuing, commencing on November 1, 2006 and continuing thereafter on a monthly basis, funds shall be disbursed from the account in nine equal installments of $48,494.

(5) If at any time (i) The Edge at Avenue North Property is not exempt from taxes as per the Amended and Restated Redevelopment Agreement between the City of Philadelphia, Beech and Tower Investments, Inc., or (ii) the sole owner of the leasehold estate in The Edge at Avenue North Property is not the borrower, the borrower is required to then make monthly deposits into a tax reserve account.

(6) The borrower is required to make monthly payments into an insurance reserve account to accumulate funds necessary to pay insurance premiums prior to the expiration of the related policies.

(7) The borrower is required to make monthly deposits into a replacement reserve account to fund ongoing repairs and replacements pursuant to the following schedule: (a) commencing on August 1, 2006 and up to and including July 1, 2007 an amount equal to $13,317, (b) commencing on August 1, 2007 and up to an including July 1, 2008 an amount equal to $16,646, (c) commencing on August 1, 2008 and up to and including July 1, 2009 an amount equal to $19,975, and (d) commencing on August 1, 2009 an amount equal to $23,304. Deposits into the replacement reserve account will not be required if the balance equals or exceeds $343,000.

(8)  See "Temple Lease" in the preliminary prospectus supplement.

(9) Broad Residential Mezzanine, LLC which is a 88.99% limited partner of the borrower and which is the sole shareholder of the general partner of the borrower has pledged its direct and indirect ownership interests in the borrower as security for a mezzanine loan in the original principal amount of $15,000,000.

(10) Based on the July 20, 2006 rent roll. Occupancy at U/W is based solely on the student housing component. The retail component was 42.7% leased as of July 20, 2006.

(11) Based on the "As Stabilized" value as of August 1, 2006.

--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, LaSalle Financial Services, Inc., Keybanc Capital Markets, Barclays Capital Inc., RBS Greenwich Capital and Wachovia Securities (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@creditsuisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.
--------------------------------------------------------------------------------
                                       79

--------------------------------------------------------------------------------
CSMC 2006-C4         COLLATERAL AND STRUCTURAL TERM SHEET      SEPTEMBER 8, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           THE EDGE AT AVENUE NORTH
--------------------------------------------------------------------------------

                            ADDITIONAL INFORMATION

o The Edge at Avenue North Property is a 2006 newly constructed, 799-unit, 1207-bed, Class A student housing complex that serves as a residence for students at Temple University, located in Philadelphia, Pennsylvania. The Edge at Avenue North Property is a four and twelve-story building complex located on approximately 1.77 acres. The Edge at Avenue North Property's unit mix is comprised of approximately 391 single bedrooms, approximately 408 double bedrooms, and ground floor retail spaces that comprise approximately 7,847 square feet. There are also ground floor retail spaces that comprise approximately 7,847 square feet at The Edge at Avenue North Property. The current retail tenants are Next Level Investments, LLC d/b/a The UPS Store, BarPar, Inc. d/b/a Maui Wowi Hawaiian Coffee & Smoothies, and Abdurazak Faza, a local convenience store.

o The Edge at Avenue North Property is located at 1401 West Oxford Street, on the northeast corner of West Oxford Street and North 15th Street, in the North Philadelphia submarket, approximately 1.5 miles north of the Philadelphia central business district and adjacent to the main campus of Temple University.

o The Edge at Avenue North Property amenities include a fitness center, community rooms, onsite parking for approximately 51 vehicles and a two story student lounge equipped with wireless internet access. Each unit features a kitchenette including an electrical range oven, sink, refrigerator as well as wall mounted plasma televisions and broadband internet access.

o Temple University is the primary employment and demand generator in the submarket and the largest employer in Philadelphia. Founded in 1884, Temple University maintains seven campuses in Pennsylvania. Temple University is a comprehensive public research facility that enrolls more than 34,000 students and is approximately the 26th largest university in America. During 2005, Temple University's main campus had an enrollment of approximately 24,739 students. Over the past six years, Temple University's student body has grown by approximately 5,000 students. Undergraduate applications increased by nearly 40 percent since 2000 to an all time high of approximately 17,360 for the fall of 2005. Temple University's student population increased by nearly 30 percent during the past five years.

o Temple University currently has eight residential dormitory buildings located on or near the main campus grounds that provide housing for approximately 4,051 students. The remainder of the students generally live off-campus or commute from their homes. Rental rates for dormitory units range from approximately $2,602 to $3,585 per semester, which equates to a monthly rent of approximately $434 per bed to $598 per bed, assuming a semester is comprised of six months. According to the appraiser, CB Richard Ellis, the properties deemed most comparable to The Edge at Avenue North Property exhibit occupancy rates of 100% and market rents for a single and double bedroom units are approximately $565 per bed and $521 per bed, respectively. Monthly rents at The Edge at Avenue North Property range from approximately $475 to $650 per bed.

o Beech Interplex, Inc., a Pennsylvania nonprofit corporation ("Beech") entered into a ground lease with The Redevelopment Authority of the City of Philadelphia, a public body and a body corporate and politic. Thereafter, the borrower entered into a ground sublease (the "Ground Sublease") with Beech, whereby the borrower subleased from Beech the portion of ground on which The Edge at Avenue North Property is situated for a one time ground rent payment of $1,000,000. The Ground Sublease terminates on February 16, 2104 and has 10 five-year renewal options.

o The borrower under The Edge at Avenue North Loan is Broad Residential Partners, LP, a Pennsylvania limited partnership. The borrower is a special purpose entity, whose business is limited to owning and operating The Edge at Avenue North Property. The sponsor of The Edge at Avenue North Loan, Bart Blatstein, is President and CEO of Tower Investments, Inc., a developer of retail, entertainment, and commercial properties in the Philadelphia area.

--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, LaSalle Financial Services, Inc., Keybanc Capital Markets, Barclays Capital Inc., RBS Greenwich Capital and Wachovia Securities (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@creditsuisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.
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                           THE EDGE AT AVENUE NORTH
--------------------------------------------------------------------------------

                      ADDITIONAL INFORMATION (CONTINUED)

o Temple University - Of the Commonwealth System of Higher Education, a Pennsylvania nonprofit corporation ("Temple"), entered into a Master Lease Agreement (the "Temple Lease") with the borrower, whereby Temple has leased, as student-housing, floors two through five of The Edge at Avenue North Property, which consists of 321 units and 486 beds. The term of the Temple Lease is two years, commencing on August 1, 2006 and terminating on July 31, 2008. Annual rent is $3,149,280 for the first year and $3,382,560 for the second year. Temple has the option to extend the lease term for an additional year through July 31, 2009 (the "Extension Term") at an annual rent of $3,516,696. In lieu of paying annual base rent in monthly installments, Temple has the option to, in a single payment on or before July 31 of the respective year, pre-pay annual base rent discounted at 3% (a "Rent Prepayment") to the borrower. If a Rent Prepayment is made by Temple for year 1 under the Temple Lease, the borrower is required to deposit $2,800,235 into a temple lease escrow account. If a Rent Prepayment is made by Temple for year 2 of the Temple Lease, the borrower is required to deposit, on or before August 5, 2007, the amount of $3,281,083 into the temple lease escrow account. In the event Temple elects to extend the term of the Temple Lease and makes a Rent Prepayment for the Extension Term of the Temple Lease, the borrower is required to deposit, on or before August 5, 2008, the amount of $3,411,195 into the temple lease escrow account. In the event of a Rent Prepayment and provided that no event of default has occurred and is continuing, funds held in the temple lease escrow account will be released in the amount of $254,567 per month commencing on September 1, 2006 if the Rent Prepayment occurs in year 1 under the Temple Lease, $273,424 per month commencing on August 1, 2007 if the Rent Prepayment occurs in year 2 under the Temple Lease, and $284,266 per month commencing on August 1, 2008 if the Rent Prepayment occurs in year 3 under the Temple Lease.


--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, LaSalle Financial Services, Inc., Keybanc Capital Markets, Barclays Capital Inc., RBS Greenwich Capital and Wachovia Securities (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@creditsuisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.
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You have requested that Credit Suisse Securities (USA) LLC, LaSalle Financial
Services, Inc., Keybanc Capital Markets, Barclays Capital Inc., RBS Greenwich Capital and Wachovia Securities (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@creditsuisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.
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You have requested that Credit Suisse Securities (USA) LLC, LaSalle Financial
Services, Inc., Keybanc Capital Markets, Barclays Capital Inc., RBS Greenwich Capital and Wachovia Securities (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@creditsuisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.
--------------------------------------------------------------------------------
                                       83

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CSMC 2006-C4         COLLATERAL AND STRUCTURAL TERM SHEET      SEPTEMBER 8, 2006
--------------------------------------------------------------------------------

CREDIT SUISSE

                            REAL ESTATE DEBT CAPITAL MARKETS

CONTACT                     PHONE             FAX              E-MAIL
BARRY POLEN                 212.325.3295      212.325.8104     barry.polen@credit-suisse.com
MANAGING DIRECTOR

KEN RIVKIN                  212.538.8737      212.743.4762     ken.rivkin@credit-suisse.com
MANAGING DIRECTOR

CHRIS ANDERSON              212.325.3295      212.743.4790     chris.anderson@credit-suisse.com
MANAGING DIRECTOR

ANDREW WINER                212.325.3295      212.743.4521     andrew.winer@credit-suisse.com
DIRECTOR

DEREK BARCELONA             212.325.2648      212.743.5830     derek.barcelona@credit-suisse.com
DIRECTOR

JASON FRUCHTMAN             212.325.3492      212.743.4827     jason.fruchtman@credit-suisse.com
VICE PRESIDENT

GLEN JACKWICZ               212.325.3295      917.326.3142     glen.jackwicz@credit-suisse.com
ASSISTANT VICE PRESIDENT

WILLIAM CUMBY               212.325.3295      212.743.4723     william.cumby@credit-suisse.com
ASSOCIATE

                                   STRUCTURED FINANCE

CONTACT                     PHONE             FAX              E-MAIL

CONTACT

JEFFREY ALTABEF             212.325.5584      212.743.5227     jeffrey.altabef@credit-suisse.com
MANAGING DIRECTOR

REESE MASON                 212.325.8661      212.743.5227     reese.mason@credit-suisse.com
DIRECTOR

MICHAEL ZAMPETTI            212.325.3926      212.743.4820     michael.zampetti@credit-suisse.com
ASSOCIATE

VERNON BECKFORD             212.538.9346      212.743.5317     vernon.beckford@credit-suisse.com
ANALYST

MICHAEL COSTELLO            212.538.2215      212.322.0903     michael.costello@credit-suisse.com
ANALYST

JONATHAN LUWISCH            212.538.2218      212.743.4070     jonathan.luwisch@credit-suisse.com
ANALYST

--------------------------------------------------------------------------------
You have requested that Credit Suisse Securities (USA) LLC, LaSalle Financial Services, Inc., Keybanc Capital Markets, Barclays Capital Inc., RBS Greenwich Capital and Wachovia Securities (collectively, the "Underwriters") provide to you information in connection with your consideration of the purchase of certain securities described herein. This free writing prospectus is being provided to you in response to your specific request. The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus after filing if you request it by calling toll free 1-800-221-1037 or by email to the following address: barry.polen@creditsuisse.com. The Underwriters may from time to time perform investment banking services for or solicit investment banking business from any company named in the information herein. The Underwriters and/or their employees may from time to time have a long or short position in any contract or security discussed herein. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. All information in this term sheet, whether regarding the assets backing any securities discussed herein or otherwise, will be superceded by the information contained in any subsequent materials delivered to you by or on behalf of the Underwriters.
--------------------------------------------------------------------------------
                                       84